                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                FORM 8-K/A NO.2

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):    December 1, 1998
                                                       ------------------------


 Chancellor Media Corporation       Chancellor Media Corporation of Los Angeles
 ----------------------------       -------------------------------------------
 (Exact Name of Registrant as               (Exact Name of Registrant as
    Specified in Charter)                      Specified in Charter)


          000-21570                                  333-32259
          ---------                                  ---------
    (Commission File No.)                      (Commission File No.)


          75-2247099                                 75-2451687
          ----------                                 ----------
        (IRS Employer                              (IRS Employer
     Identification No.)                        Identification No.)


           Delaware                                   Delaware
           --------                                   --------
 (State or Other Jurisdiction               (State or Other Jurisdiction
      of Incorporation)                          of Incorporation)



                              300 Crescent Court,
                                   Suite 600
                              Dallas, Texas 75201
                              -------------------
                             (Address of Principal
                               Executive Offices)


                                 (214) 922-8700
                                 --------------
                            (Registrant's telephone
                          number, including area code)

     This Amendment to the Current Report on Form 8-K dated December 1, 1998 and filed on December 15, 1998 by Chancellor Media Corporation and Chancellor Media Corporation of Los Angeles is submitted to provide pro forma financial information for the acquisition of Whiteco Industries, Inc.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  7(b)     Pro Forma Financial Information

           Pro Forma information required pursuant to Article 11 of Regulation S-X as of September 30, 1998 and for the year ended December 31, 1997 and the nine months ended September 30, 1998 for Chancellor Media Corporation and Chancellor Media Corporation of Los Angeles are filed herewith on pages A1 - A48 and B1 - B24, respectively.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Chancellor Media Corporation       Chancellor Media Corporation of Los Angeles



By:   /s/ Thomas P. McMillin       By:   /s/ Thomas P. McMillin
   --------------------------         ---------------------------------
      Thomas P. McMillin                     Thomas P. McMillin
      Senior Vice President and              Senior Vice President and
      Chief Financial Officer                Chief Financial Officer



Date:  February 12, 1999

                          CHANCELLOR MEDIA CORPORATION

                        PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma condensed combined financial statements of Chancellor Media Corporation, (together with its subsidiaries, the "Company") are presented using the purchase method of accounting for all acquisitions and reflect the combination of consolidated historical financial data of the Company and each of the companies acquired in the transactions completed by the Company during 1997 and 1998 and the elimination of the consolidated historical data of the stations disposed in the transactions completed by the Company and Chancellor Broadcasting Company ("Chancellor") (which merged into a subsidiary of Chancellor Media in September 1997) during 1997 and 1998 (the "Completed Transactions"). The unaudited pro forma condensed combined balance sheet data at September 30, 1998 presents adjustments for the Completed Transactions, the offering by Chancellor Media Corporation of Los Angeles ("CMCLA") of $750,000 aggregate principal amount of 8% Senior Notes due 2008 which was completed on November 17, 1998 and the Pending Transactions, as if each such transaction had occurred at September 30, 1998. The unaudited pro forma condensed combined statement of operations data for the twelve months ended December 31, 1997 and the nine months ended September 30, 1998 presents adjustments for the Completed Transactions, financing transactions undertaken by the Company and Chancellor during 1997 and 1998 and the Pending Transactions, as if each such transaction occurred on January 1, 1997.

     The purchase method of accounting has been used in the preparation of the unaudited pro forma condensed combined financial statements. Under this method of accounting, the aggregate purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values. For purposes of the unaudited pro forma condensed combined financial statements, the purchase prices of the assets acquired in the Completed Transactions have been allocated based primarily on information furnished by management of the acquired or to be acquired assets. The final allocation of the respective purchase prices of the assets acquired in the Completed Transactions are determined a reasonable time after consummation of such transactions and are based on a complete evaluation of the assets acquired and liabilities assumed. Accordingly, the information presented herein may differ from the final purchase price allocation; however, such allocations are not expected to differ materially from the preliminary amounts.

     In the opinion of the Company's management, all adjustments have been made that are necessary to present fairly the pro forma data.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the respective financial statements and related notes thereto of the Company which have previously been reported. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have been achieved had the transactions reflected therein been consummated as of the dates indicated, or of the results of operations or financial positions for any future periods or dates.

                          CHANCELLOR MEDIA CORPORATION

                       UNAUDITED PRO FORMA BALANCE SHEET
                             AT SEPTEMBER 30, 1998
                                 (IN THOUSANDS)

                                                                                                                      COMPANY
                                                                                      LIN AS                        AS ADJUSTED
                                                   PRO FORMA         COMPANY         ADJUSTED                         FOR THE
                                                  ADJUSTMENTS      AS ADJUSTED        FOR THE        PRO FORMA       COMPLETED
                                      COMPANY       FOR THE          FOR THE          PENDING       ADJUSTMENTS     TRANSACTIONS
                                     HISTORICAL    COMPLETED        COMPLETED           LIN           FOR THE       AND THE LIN
                                     AT 9/30/98   TRANSACTIONS     TRANSACTIONS   TRANSACTIONS(3)   LIN MERGER         MERGER
                                     ----------   ------------     ------------   ---------------   -----------     ------------
ASSETS:
Current assets.....................  $ 376,797     $   40,186(1)    $  416,983      $   99,614       $     --       $   516,597
Note receivable from affiliate.....    150,000             --          150,000              --             --           150,000
Property and equipment, net........    299,906        628,519(1)       928,425         119,783             --         1,048,208
Intangible assets, net.............  5,036,250        737,458(1)     5,773,708       1,531,306        410,077(4)      7,861,488
                                                                                                      146,397(5)
Other assets.......................    162,142         27,164(1)       203,306         174,048        (48,138)(4)       329,216
                                                       (6,000)(1)
                                                       20,000(2)
                                     ----------    ----------       ----------      ----------       --------       -----------
        Total assets...............  $6,025,095    $1,447,327       $7,472,422      $1,924,751       $508,336       $ 9,905,509
                                     ==========    ==========       ==========      ==========       ========       ===========
LIABILITIES AND STOCKHOLDERS'
  EQUITY:
Current liabilities
Current portion of long-term
  debt.............................  $      --     $       --       $       --      $    7,742       $     --       $     7,742
Other current liabilities..........    177,472          5,088(1)       182,560          46,187             --           228,747
                                     ----------    ----------       ----------      ----------       --------       -----------
        Total current
          liabilities..............    177,472          5,088          182,560          53,929             --           236,489
Long-term debt.....................  3,018,000      1,386,412(1)     4,424,412         797,893         25,673(4)      5,247,978
                                                      750,000(2)
                                                     (730,000)(2)
Deferred tax liabilities...........    360,618         35,827(1)       396,445         523,950        146,397(5)      1,066,792
Other liabilities..................     60,403             --           60,403          10,898             --            71,301
                                     ----------    ----------       ----------      ----------       --------       -----------
        Total liabilities..........  3,616,493      1,447,327        5,063,820       1,386,670        172,070         6,622,560
Redeemable preferred stock.........         --             --               --              --             --                --
STOCKHOLDERS' EQUITY:
Preferred stock....................    409,500             --          409,500              --             --           409,500
Common stock.......................      1,424             --            1,424           5,393         (5,231)(4)         1,586
Additional paid in capital.........  2,243,350             --        2,243,350         553,655        320,530(4)      3,117,535
Accumulated deficit................   (245,672)            --         (245,672)        (20,967)        20,967(4)       (245,672)
                                     ----------    ----------       ----------      ----------       --------       -----------
        Total stockholders'
          equity...................  2,408,602             --        2,408,602         538,081        336,266         3,282,949
                                     ----------    ----------       ----------      ----------       --------       -----------
        Total liabilities and
          stockholders' equity.....  $6,025,095    $1,447,327       $7,472,422      $1,924,751       $508,336       $ 9,905,509
                                     ==========    ==========       ==========      ==========       ========       ===========


                                      PRO FORMA
                                     ADJUSTMENTS
                                       FOR THE
                                       PENDING          COMPANY
                                     TRANSACTIONS      PRO FORMA
                                     ------------     -----------
ASSETS:
Current assets.....................   $  195,250(6)   $   711,847
Note receivable from affiliate.....     (150,000)(7)           --
Property and equipment, net........      255,065(6)     1,303,273
Intangible assets, net.............    6,030,398(6)    13,891,886
Other assets.......................       28,509(6)       357,725
                                      ----------      -----------
        Total assets...............   $6,359,222      $16,264,731
                                      ==========      ===========
LIABILITIES AND STOCKHOLDERS'
  EQUITY:
Current liabilities
Current portion of long-term
  debt.............................   $       --      $     7,742
Other current liabilities..........      161,920(6)       390,667
                                      ----------      -----------
        Total current
          liabilities..............      161,920          398,409
Long-term debt.....................    2,178,165(6)     7,276,143
                                        (150,000)(7)
Deferred tax liabilities...........    1,477,367(6)     2,544,159
Other liabilities..................          962(6)        72,263
                                      ----------      -----------
        Total liabilities..........    3,668,414       10,290,974
Redeemable preferred stock.........      278,694(6)       278,694
STOCKHOLDERS' EQUITY:
Preferred stock....................           --          409,500
Common stock.......................          516(6)         2,102
Additional paid in capital.........    2,402,005(6)     5,519,540
Accumulated deficit................        9,593(6)      (236,079)
                                      ----------      -----------
        Total stockholders'
          equity...................    2,412,114        5,695,063
                                      ----------      -----------
        Total liabilities and
          stockholders' equity.....   $6,359,222      $16,264,731
                                      ==========      ===========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                          CHANCELLOR MEDIA CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                        PRO FORMA
                                                                                                       ADJUSTMENTS
                                                    COMPANY AS          LIN AS           PENDING         FOR THE
                                                   ADJUSTED FOR      ADJUSTED FOR          LIN           PENDING            LIN
                                                     COMPLETED       COMPLETED LIN     TRANSACTIONS        LIN           PRO FORMA
YEAR ENDED DECEMBER 31, 1997                      TRANSACTIONS(8)   TRANSACTIONS(9)   HISTORICAL(10)   TRANSACTIONS     AS ADJUSTED
----------------------------                      ---------------   ---------------   --------------   ------------     -----------
Gross revenues...................................   $1,411,160         $224,845          $ 2,563         $     --        $227,408
Less: agency commissions.........................     (154,451)         (28,730)          (1,275)              --         (30,005)
                                                    ----------         --------          -------         --------        --------
Net revenues.....................................    1,256,709          196,115            1,288               --         197,403
Operating expenses excluding depreciation and
  amortization...................................      704,936          119,069           (2,260)             305(11)     117,114
Depreciation and amortization....................      464,160           47,595             (113)           2,487(12)      49,969
Corporate general and administrative.............       45,669            6,763               --               --           6,763
Restructuring charge.............................       15,958               --               --               --              --
Stock option compensation........................        3,083               --               --               --              --
Other nonrecurring costs.........................           --            2,697             (450)              --           2,247
                                                    ----------         --------          -------         --------        --------
Operating income (loss)..........................       22,903           19,991            4,111           (2,792)         21,310
Interest expense.................................      349,584           71,031               --            9,375(13)      80,406
Interest income..................................       (3,188)          (1,332)              --           (3,000)(14)     (4,332)
Gain on disposition of assets....................      (18,380)              --               --               --              --
Other (income) expense...........................       (1,216)           4,989               --               --           4,989
                                                    ----------         --------          -------         --------        --------
Income (loss) before income taxes................     (303,897)         (54,697)           4,111           (9,167)        (59,753)
Income tax benefit...............................     (108,107)         (20,873)          (1,068)          (3,155)(15)    (25,096)
Dividends and accretion on preferred stock of
  subsidiary.....................................           --               --               --               --              --
                                                    ----------         --------          -------         --------        --------
Net income (loss)................................     (195,790)         (33,824)           5,179           (6,012)        (34,657)
Preferred stock dividends........................       17,446               --               --               --              --
                                                    ----------         --------          -------         --------        --------
Income (loss) attributable to common
  stockholders...................................   $ (213,236)        $(33,824)         $ 5,179         $ (6,012)       $(34,657)
                                                    ==========         ========          =======         ========        ========
Basic and diluted income (loss) per common
  share..........................................   $    (1.64)
                                                    ==========
Weighted average common shares outstanding(24)...      130,253
                                                    ==========

                                                                    COMPANY AS
                                                                   ADJUSTED FOR                     PRO FORMA
                                                    PRO FORMA       COMPLETED                      ADJUSTMENTS
                                                   ADJUSTMENTS     TRANSACTIONS      PENDING         FOR THE
                                                     FOR THE         AND THE       TRANSACTIONS      PENDING         COMPANY
YEAR ENDED DECEMBER 31, 1997                       LIN MERGER       LIN MERGER    HISTORICAL(19)   TRANSACTIONS     PRO FORMA
----------------------------                       -----------     ------------   --------------   ------------     ----------
Gross revenues...................................   $     --        $1,638,568      $ 768,146       $ (54,058)(20)  $2,352,656
Less: agency commissions.........................         --          (184,456)       (73,302)             --         (257,758)
                                                    --------        ----------      ---------       ---------       ----------
Net revenues.....................................         --         1,454,112        694,844         (54,058)       2,094,898
Operating expenses excluding depreciation and
  amortization...................................         --           822,050        451,221          (4,173)(20)   1,269,098
Depreciation and amortization....................     28,993(16)       543,122        154,802             (38)(20)     977,600
                                                                                                      279,714(21)
Corporate general and administrative.............         --            52,432         31,565              --           83,997
Restructuring charge.............................         --            15,958             --              --           15,958
Stock option compensation........................         --             3,083         11,589              --           14,672
Other nonrecurring costs.........................         --             2,247         16,353              --           18,600
                                                    --------        ----------      ---------       ---------       ----------
Operating income (loss)..........................    (28,993)           15,220         29,314        (329,561)        (285,027)
Interest expense.................................     (8,340)(17)      421,650        188,552         (15,122)(22)     595,080
Interest income..................................         --            (7,520)        (8,572)             --          (16,092)
Gain on disposition of assets....................         --           (18,380)        (4,306)             --          (22,686)
Other (income) expense...........................         --             3,773          4,251              --            8,024
                                                    --------        ----------      ---------       ---------       ----------
Income (loss) before income taxes................    (20,653)         (384,303)      (150,611)       (314,439)        (849,353)
Income tax benefit...............................     (1,215)(18)     (134,418)       (43,180)       (110,954)(23)    (288,552)
Dividends and accretion on preferred stock of
  subsidiary.....................................         --                --         26,048              --           26,048
                                                    --------        ----------      ---------       ---------       ----------
Net income (loss)................................    (19,438)         (249,885)      (133,479)       (203,485)        (586,849)
Preferred stock dividends........................         --            17,446             --              --           17,446
                                                    --------        ----------      ---------       ---------       ----------
Income (loss) attributable to common
  stockholders...................................   $(19,438)       $ (267,331)     $(133,479)      $(203,485)      $ (604,295)
                                                    ========        ==========      =========       =========       ==========
Basic and diluted income (loss) per common
  share..........................................                   $    (1.83)                                     $    (3.05)
                                                                    ==========                                      ==========
Weighted average common shares outstanding(24)...     16,180           146,433                         51,644          198,077
                                                    ========        ==========                      =========       ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                          CHANCELLOR MEDIA CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                             PRO FORMA
                                                                                            ADJUSTMENTS
                                         COMPANY AS          LIN AS           PENDING         FOR THE
                                        ADJUSTED FOR      ADJUSTED FOR          LIN           PENDING            LIN
NINE MONTHS ENDED                         COMPLETED       COMPLETED LIN     TRANSACTIONS        LIN           PRO FORMA
SEPTEMBER 30, 1998                     TRANSACTIONS(8)   TRANSACTIONS(9)   HISTORICAL(10)   TRANSACTIONS     AS ADJUSTED
------------------                     ---------------   ---------------   --------------   ------------     -----------
Gross revenues.......................    $1,220,541         $186,555          $(3,250)        $     --        $183,305
Less: agency commissions.............      (137,298)         (22,234)            (651)              --         (22,885)
                                         ----------         --------          -------         --------        --------
Net revenues.........................     1,083,243          164,321           (3,901)              --         160,420
Operating expenses excluding
  depreciation and amortization......       583,968           95,565           (7,914)             270(11)      87,921
Depreciation and amortization........       399,271           40,199             (272)           1,923(12)      41,850
Corporate general and
  administrative.....................        31,163            6,140               --               --           6,140
Stock option compensation............            --               --               --               --              --
Executive severance charge...........        59,475               --               --               --              --
Other nonrecurring costs.............            --            3,055           (3,055)              --              --
                                         ----------         --------          -------         --------        --------
Operating income (loss)..............         9,366           19,362            7,340           (2,193)         24,509
Interest expense.....................       262,188           50,189               --            7,031(13)      57,220
Interest income......................       (10,640)            (836)              --           (2,250)(14)     (3,086)
Gain on disposition of representation
  contracts..........................       (29,767)              --               --               --              --
Other (income) expense...............      (121,916)           6,440               --               --           6,440
                                         ----------         --------          -------         --------        --------
Income (loss) before income taxes....       (90,499)         (36,431)           7,340           (6,974)        (36,065)
Income tax benefit...................       (23,362)         (13,726)              --           (1,421)(15)    (15,147)
Dividends and accretion on preferred
  stock of subsidiary................            --               --               --               --              --
                                         ----------         --------          -------         --------        --------
Net income (loss)....................       (67,137)         (22,705)           7,340           (5,553)        (20,918)
Preferred stock dividends............        19,252               --               --               --              --
                                         ----------         --------          -------         --------        --------
Income (loss) attributable to common
  stockholders.......................    $  (86,389)        $(22,705)         $ 7,340         $ (5,553)       $(20,918)
                                         ==========         ========          =======         ========        ========
Basic and diluted income (loss) per
  common share.......................    $    (0.63)
                                         ==========
Weighted average common shares
  outstanding(24)....................       136,427
                                         ==========

                                                        COMPANY AS
                                                       ADJUSTED FOR                     PRO FORMA
                                        PRO FORMA       COMPLETED                      ADJUSTMENTS
                                       ADJUSTMENTS     TRANSACTIONS      PENDING         FOR THE
NINE MONTHS ENDED                        FOR THE         AND THE       TRANSACTIONS      PENDING         COMPANY
SEPTEMBER 30, 1998                     LIN MERGER       LIN MERGER    HISTORICAL(19)   TRANSACTIONS     PRO FORMA
------------------                     -----------     ------------   --------------   ------------     ----------
Gross revenues.......................   $     --        $1,403,846      $ 585,984       $ (48,072)(20)  $1,941,758
Less: agency commissions.............         --          (160,183)       (63,863)             --         (224,046)
                                        --------        ----------      ---------       ---------       ----------
Net revenues.........................         --         1,243,663        522,121         (48,072)       1,717,712
Operating expenses excluding
  depreciation and amortization......         --           671,889        310,358         (10,251)(20)     971,996
Depreciation and amortization........     17,808(16)       458,929        110,811         (16,475)(20)     765,331
                                                                                          212,066(21)
Corporate general and
  administrative.....................         --            37,303         18,793              --           56,096
Stock option compensation............         --                --         14,002              --           14,002
Executive severance charge...........         --            59,475             --              --           59,475
Other nonrecurring costs.............         --                --          7,505              --            7,505
                                        --------        ----------      ---------       ---------       ----------
Operating income (loss)..............    (17,808)           16,067         60,652        (233,412)        (156,693)
Interest expense.....................     (3,170)(17)      316,238        141,682          (6,100)(20)     446,310
                                                                                           (5,510)(22)
Interest income......................         --           (13,726)        (2,304)          6,100(20)       (9,930)
Gain on disposition of representation
  contracts..........................         --           (29,767)            --              --          (29,767)
Other (income) expense...............         --          (115,476)        30,894              --          (84,582)
                                        --------        ----------      ---------       ---------       ----------
Income (loss) before income taxes....    (14,638)         (141,202)      (109,620)       (227,902)        (478,724)
Income tax benefit...................       (554)(18)      (39,063)       (24,277)        (86,592)(23)    (149,932)
Dividends and accretion on preferred
  stock of subsidiary................         --                --         21,984              --           21,984
                                        --------        ----------      ---------       ---------       ----------
Net income (loss)....................    (14,084)         (102,139)      (107,327)       (141,310)        (350,776)
Preferred stock dividends............         --            19,252             --              --           19,252
                                        --------        ----------      ---------       ---------       ----------
Income (loss) attributable to common
  stockholders.......................   $(14,084)       $ (121,391)     $(107,327)      $(141,310)      $ (370,028)
                                        ========        ==========      =========       =========       ==========
Basic and diluted income (loss) per
  common share.......................                   $    (0.80)                                     $    (1.81)
                                                        ==========                                      ==========
Weighted average common shares
  outstanding(24)....................     16,180           152,607                         51,644          204,251
                                        ========        ==========                      =========       ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

  ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE COMPLETED TRANSACTIONS

     (1) Reflects the Completed Transactions that were completed after September 30, 1998 as follows:

                                                             PURCHASE PRICE ALLOCATION
                           ---------------------------------------------------------------------------------------------
                                                  PROPERTY AND                                               DEFERRED
COMPLETED                   PURCHASE    CURRENT    EQUIPMENT,      INTANGIBLE      OTHER      CURRENT          TAX
TRANSACTIONS                 PRICE      ASSETS       NET(a)      ASSETS, NET(b)   ASSETS    LIABILITIES   LIABILITIES(c)
------------               ----------   -------   ------------   --------------   -------   -----------   --------------
Z-Spanish
  Acquisition(d).........  $   25,000   $    --     $     --        $     --      $25,000     $    --        $     --
Primedia
  Acquisition(e).........      74,770        --        4,323          70,447           --          --              --
Kunz Option(f)...........      39,289        --       23,573          15,716           --          --              --
Whiteco Acquisition(g)...     974,221    29,180      598,509         349,327        2,164      (4,959)             --
Cleveland
  Acquisitions(h)........     279,132    11,006        2,114         301,968           --        (129)        (35,827)
                           ----------   -------     --------        --------      -------     -------        --------
                           $1,392,412   $40,186     $628,519        $737,458      $27,164     $(5,088)       $(35,827)
                           ==========   =======     ========        ========      =======     =======        ========

                                   FINANCING
                           -------------------------
                           DECREASE IN   INCREASE IN
COMPLETED                     OTHER       LONG-TERM
TRANSACTIONS                 ASSETS         DEBT
------------               -----------   -----------
Z-Spanish
  Acquisition(d).........    $   --      $   25,000
Primedia
  Acquisition(e).........        --          74,770
Kunz Option(f)...........     6,000          33,289
Whiteco Acquisition(g)...        --         974,221
Cleveland
  Acquisitions(h)........        --         279,132
                             ------      ----------
                             $6,000      $1,386,412
                             ======      ==========

-------------------------

          (a) The Company has assumed that the historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based on information provided by management of the respective companies acquired in the Completed Transactions.

          (b) The Company, on a preliminary basis, has allocated the intangible assets of the radio acquisitions to broadcast licenses with an estimated average life of 15 years and has allocated the intangible assets of the outdoor acquisitions to goodwill with an estimated average life of 40 years. The amounts allocated to net intangible assets are preliminary and are based upon historical information from prior radio acquisitions and preliminary appraisals for the outdoor acquisitions.

          (c) Reflects the tax effect upon consummation of the transaction.

          (d) On October 9, 1998, the Company acquired approximately a 24.1% non-voting interest in Z-Spanish Media Corporation for $25,000 in cash. Z-Spanish Media, which is headquartered in Sacramento, California, is the owner and operator of 22 Hispanic format radio stations in California, Texas, Arizona and Illinois.

          (e) On October 23, 1998, the Company acquired Primedia Broadcast Group, Inc. and certain of its affiliates, which own and operate eight FM stations in Puerto Rico, for approximately $76,050 in cash less working capital deficit of $1,280 plus various other direct acquisition costs.

          (f) On November 13, 1998, the Company acquired approximately 1,000 display faces from Kunz & Company for $33,289 in cash plus various other direct acquisition costs (the "Kunz Option"). Martin had previously paid $6,000 in cash to Kunz & Company on July 31, 1997. Martin began operating these 1,000 display faces under a management agreement effective July 31, 1997.

          (g) On December 1, 1998, the Company acquired the assets of the Outdoor Advertising division of Whiteco Industries, Inc., an outdoor advertising company with over 22,000 billboards and outdoor displays in 34 states, for $930,000 in cash plus working capital of $24,221 subject to certain adjustments and various other direct acquisition costs of approximately $20,000.

          (h) On January 28, 1999, the Company acquired Wincom Broadcasting Corporation which owns WQAL-FM in Cleveland. The Company began operating WQAL-FM under a time brokerage agreement effective October 1, 1998. On February 2, 1999, the Company acquired additional radio stations in Cleveland including (i) WDOK-FM and WRMR-AM from Independent Group Limited Partnership, (ii) WZAK-FM from Zapis Communications and (iii) Zebra Broadcasting Corporation which owns WZJM-FM and WJMO-AM. The six Cleveland stations were acquired for an aggregate purchase price of $275,000 in cash plus working capital of $4,132 subject to certain adjustments (the "Cleveland Acquisitions").

     (2) Reflects the proceeds of $730,000 received on November 17, 1998 from the issuance of $750,000 of CMCLA's 8% Senior Notes due 2008, net of deferred debt issuance costs of $20,000. The net proceeds from the 8% senior notes offering were used to reduce bank borrowings under the revolving credit portion of the senior credit facility and the excess proceeds will be invested in short-term investment grade securities.

  ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE PENDING LIN TRANSACTIONS

     (3) The historical balance sheet of LIN at September 30, 1998 and the pro forma adjustments related to the Pending LIN Transactions are summarized below:

                                                                       PRO FORMA
                                                                      ADJUSTMENTS        LIN AS
                                                                        FOR THE       ADJUSTED FOR
                                                          LIN           PENDING       THE PENDING
                                                       HISTORICAL         LIN             LIN
                                                       AT 9/30/98   TRANSACTIONS(a)   TRANSACTIONS
                                                       ----------   ---------------   ------------
    ASSETS:
    Current assets...................................  $   97,887      $  9,709        $   99,614
                                                                         (7,982)
    Property and equipment, net......................     121,522        (1,739)          119,783
    Intangible assets, net...........................   1,450,821        80,485         1,531,306
    Other assets.....................................     127,537            11           174,048
                                                                         46,500
                                                       ----------      --------        ----------
              Total assets...........................  $1,797,767      $126,984        $1,924,751
                                                       ==========      ========        ==========
    LIABILITIES AND STOCKHOLDERS' EQUITY:
    Liabilities:
    Current portion of long-term debt................  $    7,742      $     --        $    7,742
    Other current liabilities........................      45,691           496            46,187
                                                       ----------      --------        ----------
              Total current liabilities..............      53,433           496            53,929
    Long-term debt, excluding current portion........     672,893       125,000           797,893
    Deferred tax liabilities.........................     523,294           656           523,950
    Other liabilities................................      11,051          (153)           10,898
                                                       ----------      --------        ----------
              Total liabilities......................   1,260,671       125,999         1,386,670
    Stockholders' equity:
    Common stock.....................................       5,393            --             5,393
    Additional paid-in capital.......................     553,655            --           553,655
    Accumulated deficit..............................     (21,952)          985           (20,967)
                                                       ----------      --------        ----------
              Total stockholders' equity.............     537,096           985           538,081
                                                       ----------      --------        ----------
              Total liabilities and stockholders'
                equity...............................  $1,797,767      $126,984        $1,924,751
                                                       ==========      ========        ==========

-------------------------

(a)  Reflects the Pending LIN Transactions as follows:

                                                PURCHASE PRICE ALLOCATION
                   -----------------------------------------------------------------------------------------
                                          PROPERTY
                                            AND       INTANGIBLE                                DEFERRED
PENDING LIN        PURCHASE   CURRENT    EQUIPMENT,    ASSETS,      OTHER       CURRENT           TAX
TRANSACTIONS        PRICE      ASSETS      NET(i)        NET        ASSETS    LIABILITIES   LIABILITIES(ii)
------------       --------   --------   ----------   ----------   --------   -----------   ----------------
WOOD-TV/
 WOTV-TV(iv).....  $132,982   $ 19,353    $ 13,505     $105,822    $  1,592     $(5,416)         $  --
KXTX-TV(v).......  (46,500)     (9,644)    (15,244)     (25,337)     (1,581)      4,920           (656)
                   --------   --------    --------     --------    --------     -------          -----
      Total......  $86,482    $  9,709    $ (1,739)    $ 80,485    $     11     $  (496)         $(656)
                   ========   ========    ========     ========    ========     =======          =====

                   PURCHASE PRICE ALLOCATION                    FINANCING
                   --------------------------   -----------------------------------------

                                                DECREASE IN    INCREASE IN    INCREASE IN
PENDING LIN           OTHER      ACCUMULATED      CURRENT      INVESTMENT      LONG-TERM
TRANSACTIONS       LIABILITIES   DEFICIT(iii)     ASSETS      IN SPORTS CO.      DEBT
------------       -----------   ------------   -----------   -------------   -----------
WOOD-TV/
 WOTV-TV(iv).....    $(1,874)       $   --        $7,982        $     --        $125,000
KXTX-TV(v).......      2,027          (985)           --         (46,500)             --
                     -------        ------        ------        --------        --------
      Total......    $   153        $ (985)       $7,982        $(46,500)       $125,000
                     =======        ======        ======        ========        ========

(i) The Company has assumed that historical balances of net property and equipment to be acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by management of the respective stations to be acquired in the Pending LIN Transactions.

(ii)    Reflects the tax effect upon consummation of the transaction.

(iii) Represents the loss on sale, net of tax, upon consummation of the transaction.

(iv) On August 12, 1997, LIN entered into an agreement to acquire certain assets and assume certain liabilities of WOOD-TV and the LMA rights related to WOTV-TV (the "Grand Rapid Stations"), which are both located in the Grand Rapids-Kalamazoo-Battle Creek market, from AT&T Corporation for approximately $125,500 in cash plus accretion of 8.0% (which commenced on January 1, 1998) of $7,482. LIN currently provides services to the Grand Rapid Stations pursuant to a consulting agreement with AT&T. LIN, on a preliminary basis, has allocated the intangible assets to network affiliations and broadcast licenses with an estimated average life of 40 years. The amounts allocated to intangible assets are preliminary and are based upon historical information from prior acquisitions.

(v) On August 1, 1998, LIN Television of Texas, L.P., a subsidiary of LIN ("LIN Texas"), and Southwest Sports Group, Inc. entered into an Asset Purchase Agreement pursuant to which LIN Texas will assign its purchase option and LMA rights on KXTX-TV and sell certain assets and liabilities of KXTX-TV to Southwest Sports Group. In exchange, LIN Texas will receive 500,000 shares of Southwest Sports Group's series A convertible preferred stock, par value $100.00 per share. The intangible assets of KXTX-TV of $25,337 represent option value and LMA rights.

  ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE LIN MERGER

     (4) Merger Purchase Price Information. In connection with the LIN merger, each outstanding share of LIN common stock will be converted into the right to receive 0.0300 shares of Chancellor Media common stock. For purposes of the unaudited pro forma condensed combined financial statements, the fair market value of Chancellor Media common stock is calculated by using $51.00 per share which is based on the market price of Chancellor Media common stock on or around the announcement date of the LIN merger on July 7, 1998. The aggregate purchase price is summarized below:

    EXCHANGE OF LIN COMMON STOCK:
    Shares of LIN common stock outstanding......................  539,321,532
    Exchange ratio..............................................        .0300
                                                                  -----------
    Shares of Chancellor Media common stock issued in connection
      with the LIN merger.......................................   16,179,646
                                                                  ===========

    AGGREGATE PURCHASE PRICE:
    Estimated fair value of Chancellor Media common stock issued in connection with the LIN merger (16,179,646 shares @
      $51.00 per share).........................................                $   825,162
    LIN debt and equity assumed at fair values:
      Long-term debt outstanding:
         LIN term loan..........................................      295,000
         LIN 8 3/8% Senior Subordinated Notes due 2008..........      292,620
         LIN 10% Senior Discount Notes due 2008.................      213,688
                                                                  -----------
              Total long-term debt outstanding..................                    801,308
      Stock options issued to LIN stock option holders..........                     27,532
      Phantom stock outstanding.................................                     21,653
      Financial advisors, legal, accounting and other
         professional fees......................................                     30,000
                                                                                -----------
      Aggregate purchase price..................................                $ 1,705,655
                                                                                ===========

     To record the aggregate purchase price of the LIN merger and eliminate certain LIN historical balances as follows:

                                                           ELIMINATION
                                                             OF LIN
                                               PURCHASE    HISTORICAL        LIN
                                                PRICE       BALANCES       MERGER         NET
                                              ALLOCATION   AS ADJUSTED    FINANCING    ADJUSTMENT
                                              ----------   -----------   -----------   ----------
    Current assets..........................  $   99,614   $   (99,614)  $        --   $      --
    Property and equipment, net(a)..........     119,783      (119,783)           --          --
    Intangible assets(a)....................   1,941,383    (1,531,306)           --     410,077
    Other assets............................     125,910      (174,048)           --     (48,138)
    Current liabilities.....................     (46,187)       46,187            --          --
    Long-term debt(b).......................          --       805,635      (831,308)    (25,673)
    Deferred tax liability..................    (523,950)      523,950            --          --
    Other liabilities.......................     (10,898)       10,898            --          --
    Common Stock(c).........................          --         5,393          (162)      5,231
    Additional paid-in capital(d)...........          --       553,655      (874,185)   (320,530)
    Accumulated deficit.....................          --       (20,967)           --     (20,967)
                                              ----------   -----------   -----------   ---------
    Aggregate purchase price................  $1,705,655   $        --   $(1,705,655)  $      --
                                              ==========   ===========   ===========   =========

-------------------------

(a) The Company has assumed that historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price. The Company, on a preliminary basis, has allocated the $1,941,383 of intangible assets to goodwill and network affiliations and broadcast licenses with estimated average lives of 40 years. This preliminary allocation is based upon historical information from prior acquisitions provided by the management of LIN.

(b) Reflects the adjustment to record debt assumed or incurred by the Company including (i) the fair value of LIN's long-term debt of $801,308 and (ii) additional bank borrowings of $30,000 required to finance estimated financial advisors, legal, accounting and other professional fees.

(c) Reflects 16,179,646 shares of Chancellor Media common stock at a par value of $0.01 to be issued in connection with the LIN merger.

(d) Reflects (i) additional paid-in capital of $825,000 related to 16,179,646 shares of Chancellor Media common stock issued in connection with the LIN merger, (ii) additional paid-in capital of $21,653 related to 424,569 shares of phantom stock to be issued in connection with the LIN merger and (iii) the fair value of stock options assumed by Chancellor Media of $27,532. The $27,532 fair value of the LIN stock options was estimated using the Black-Scholes option pricing model and the LIN merger exchange ratio of .0300 applied to LIN's outstanding options and exercise prices. At September 30, 1998, LIN had 35,694,087 options outstanding with exercise prices ranging from $0.50 to $1.00.

     (5) To record a $146,397 deferred tax liability related to the difference between the financial statement carrying amount and the tax basis of LIN acquired assets.

  ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE PENDING TRANSACTIONS

     (6) Reflects the Pending Transactions as follows:

                                                 PURCHASE PRICE ALLOCATION
                           -----------------------------------------------------------------------

                                                    PROPERTY
                           PURCHASE/                  AND       INTANGIBLE
                            (SALES)     CURRENT    EQUIPMENT,    ASSETS,      OTHER      CURRENT
PENDING TRANSACTIONS         PRICE       ASSETS      NET(a)       NET(b)     ASSETS    LIABILITIES
--------------------       ----------   --------   ----------   ----------   -------   -----------
Chicago Disposition(e)...  $  (21,000)  $     --    $ (2,167)   $   (2,844)  $    --    $      --
Capstar Merger(f)........   4,720,780    178,069     241,402     5,890,919    28,509     (146,997)
Pegasus Acquisition(g)...      69,600     17,181      14,042        54,111        --      (14,923)
Phoenix Acquisition(h)...      90,000         --       1,788        88,212        --           --
                           ----------   --------    --------    ----------   -------    ---------
      Total..............  $4,859,380   $195,250    $255,065    $6,030,398   $28,509    $(161,920)
                           ==========   ========    ========    ==========   =======    =========

                                   PURCHASE PRICE ALLOCATION                                FINANCING
                           ------------------------------------------   -------------------------------------------------
                                                                         INCREASE
                                                                        (DECREASE)   INCREASE IN   INCREASE   INCREASE IN
                              DEFERRED                                      IN       REDEEMABLE       IN      ADDITIONAL
                                TAX            OTHER      ACCUMULATED   LONG-TERM     PREFERRED     COMMON      PAID-IN
PENDING TRANSACTIONS       LIABILITIES(c)   LIABILITIES   DEFICIT(d)       DEBT         STOCK       STOCK       CAPITAL
--------------------       --------------   -----------   -----------   ----------   -----------   --------   -----------
Chicago Disposition(e)...  $    (6,396)       $  --        $(9,593)    $  (21,000)   $     --       $ --     $       --
Capstar Merger(f)........   (1,470,971)        (151)            --      2,039,565     278,694        516      2,402,005
Pegasus Acquisition(g)...           --         (811)            --         69,600          --         --             --
Phoenix Acquisition(h)...           --           --             --         90,000          --         --             --
                           -----------        -----        -------     ----------    --------       ----     ----------
      Total..............  $(1,477,367)       $(962)       $(9,593)    $2,178,165    $278,694       $516     $2,402,005
                           ===========        =====        =======     ==========    ========       ====     ==========

-------------------------

(a) The Company has assumed that historical balances of net property and equipment to be acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by management of the respective companies to be acquired in the Pending Transactions.

(b) The Company, on a preliminary basis, has allocated the intangible assets to broadcast licenses with an estimated average life of 15 years. The amounts allocated to net intangible assets are preliminary and are based upon historical information from prior acquisitions.

(c)  Reflects the tax effect upon consummation of the transaction.

(d) Reflects the gain on sale, net of tax, upon consummation of the transaction.

(e) On August 20, 1998, the Company entered into an agreement to sell WMVP-AM in Chicago to ABC, Inc. for $21,000 in cash (the "Chicago Disposition"). The Company entered into a time brokerage agreement to sell substantially all of the broadcast time of WMVP-AM effective September 10, 1998.

(f) On August 26, 1998, the Company and Capstar Broadcasting Corporation and its subsidiaries entered into an agreement to merge in a stock-for-stock transaction that will create the nation's largest radio broadcasting entity. Pursuant to this agreement, the Company will acquire Capstar in a reverse merger in which Capstar will be renamed Chancellor Media Corporation. Each share of Chancellor Media common stock will represent one share in the combined entity. Each share of Capstar common stock will represent 0.480 shares of common stock in the combined entity, subject to an upward adjustment not to exceed 0.025 shares to the extent that Capstar's 1998 cash flow from specified assets exceeds certain specified targets. Capstar will own and operate or program more than 340 radio stations serving 82 mid-sized markets nationwide upon completion of the Pending Capstar Transactions.

     Merger Purchase Price Information. In connection with the Capstar merger, each outstanding share of Capstar common stock will be converted into the right to receive 0.480 shares of the combined entity. For purposes of the unaudited pro forma condensed combined financial statements, the fair market value of common stock is calculated by using $44.75 per share which is based on the market price of the Chancellor Media common stock on and around the announcement date of the Capstar merger on August 26, 1998. The aggregate purchase price is summarized below:

   EXCHANGE OF CAPSTAR COMMON STOCK:
   Shares of Capstar common stock outstanding..................              107,591,598
   Exchange ratio..............................................                    0.480
                                                                             -----------
   Shares of common stock to be issued in connection with the
     Capstar merger............................................               51,643,967
                                                                             ===========
   AGGREGATE PURCHASE PRICE:
   Estimated fair value of common stock to be issued in
     connection with the Capstar merger (51,643,967 shares @
     $44.75 per share).........................................              $ 2,311,068
   Capstar debt and equity assumed at fair values:
     Long-term debt outstanding:
        Capstar credit facility................................  1,087,300
        Capstar 12 3/4% Senior Discount Notes due 2009.........    209,246
        Capstar 9 1/4% Senior Subordinated Notes due 2007......    200,580
        Capstar 10 3/4% Senior Subordinated Notes due 2006.....    330,136
        Capstar note payable to affiliate......................    150,000
        Capital lease obligation and other notes payable.......     12,303
                                                                 ---------
     Total long-term debt outstanding..........................                1,989,565
     Capstar's 12% senior exchangeable preferred stock.........                  128,652
     Capstar's series E 12 5/8% cumulative preferred stock.....                  150,042
     Stock options issued by Capstar...........................                   91,453
   Financial advisors, legal, accounting and other professional
     fees......................................................                   50,000
                                                                             -----------
   Aggregate purchase price....................................              $ 4,720,780
                                                                             ===========

     To record the aggregate purchase price of the Capstar merger as follows:

   Current assets..............................................   $  178,069
   Property and equipment, net.................................      241,402
   Intangible assets...........................................    5,890,919
   Other assets................................................       28,509
   Current liabilities.........................................     (146,997)
   Deferred tax liabilities....................................   (1,470,971)
   Other liabilities...........................................         (151)
                                                                  ----------
                                                                  $4,720,780
                                                                  ==========

     To record the financing of the Capstar merger as follows:

   Long-term debt..............................................  $2,039,565(1)
   Redeemable preferred stock..................................     278,694(2)
   Common stock................................................         516(3)
   Additional paid-in capital..................................   2,402,005(4)
                                                                 ----------
                                                                 $4,720,780
                                                                 ==========

-------------------------

     (1) Reflects the adjustment to record the fair value of the debt assumed or incurred by the Company including (i) the fair value of Capstar's long-term debt of $1,989,565 and (ii) additional bank borrowings of $50,000 required to finance estimated financial advisors, legal, accounting and other professional fees.

     (2) Reflects the adjustment to record the estimated fair value of redeemable preferred stock to be issued by the Company in exchange for
         (i) Capstar's 12% senior exchangeable preferred stock of $128,652 and
         (ii) Capstar's series E cumulative exchangeable preferred stock of $150,042.

     (3) Reflects 51,643,967 shares of Chancellor Media common stock at a par value of $0.01 to be issued in connection with the Capstar merger.

     (4) Reflects additional paid-in capital of $2,402,005 related to 51,643,967 shares of Chancellor Media common stock to be issued in connection with the Capstar merger and the fair value of stock options and warrants assumed by the Company of $91,453. The $91,453 fair value of Capstar's stock options and warrants was estimated using the Black-Scholes option pricing model and the Capstar merger exchange ratio of 0.48 applied to Capstar's outstanding options and warrants and exercise prices. At September 30, 1998, Capstar had 3,976,218 options outstanding with exercise prices ranging from $7.10 to $19.00 and 2,696,406 warrants outstanding with exercise prices ranging from $14.00 to $18.10.

(g) On September 3, 1998, the Company entered into an agreement to acquire Pegasus Broadcasting of San Juan, L.L.C., a television broadcasting company which owns a television station in Puerto Rico, for approximately $69,600 in cash plus various other direct acquisition costs.

(h) On September 15, 1998, the Company entered into an agreement to acquire KKFR-FM and KFYI-AM in Phoenix from The Broadcast Group, Inc. for $90,000 in cash plus various other direct acquisition costs. The Company began operating KKFR-FM and KFYI-AM under a time brokerage agreement effective November 5, 1998.

     (7) Reflects the elimination of the $150,000 Capstar loan (as described on page A-35) in connection with the Capstar merger.

COMPANY'S HISTORICAL CONDENSED COMBINED STATEMENTS OF OPERATIONS AND ADJUSTMENTS RELATED TO THE COMPLETED TRANSACTIONS

(8) The Company's historical condensed combined statement of operations for the year ended December 31, 1997 and for the nine months ended September 30, 1998 and pro forma adjustments related to the Completed Transactions are summarized below:

                                                                           ACQUISITIONS
                                     ----------------------------------------------------------------------------------------
                                                                                                CHANCELLOR AS
                                                                                  EVERGREEN     ADJUSTED FOR
                                                                    WUSL-FM         VIACOM        COMPLETED        KDGE-FM
                                                   WDAS-FM/AM       WIOQ-FM      ACQUISITION     CHANCELLOR        KZPS-FM
                                      COMPANY      HISTORICAL     HISTORICAL      HISTORICAL    TRANSACTIONS     HISTORICAL
YEAR ENDED DECEMBER 31, 1997         HISTORICAL   1/1 - 5/1(a)   1/1 - 5/15(b)   1/1 - 7/2(c)   1/1 - 9/5(d)    1/1 - 7/31(e)
----------------------------         ----------   ------------   -------------   ------------   -------------   -------------
Gross revenues.....................   $663,804       $5,028         $7,088         $38,972        $241,481         $7,616
Less: agency commissions...........    (81,726)        (680)          (829)         (5,470)        (30,754)          (929)
                                      --------       ------         ------         -------        --------         ------
Net revenues.......................    582,078        4,348          6,259          33,502         210,727          6,687
Operating expenses excluding
 depreciation and amortization.....    316,248        2,533          3,649          14,936         119,328          5,293
Depreciation and amortization......    185,982          875             --           2,279          30,505            280
Corporate general and
 administrative....................     21,442          172            141             682           7,580             --
Merger expense.....................         --           --             --              --           6,124             --
Restructuring charge...............         --           --             --              --              --             --
Stock option compensation..........         --           --             --              --           3,083             --
Profit participation fee...........         --           --             --              --              --             --
                                      --------       ------         ------         -------        --------         ------
Operating income (loss)............     58,406          768          2,469          15,605          44,107          1,114
Interest expense...................     85,017           19            990              --          56,600             --
Interest income....................     (1,922)         (21)            --              --            (218)            --
Gain on disposition of assets......    (18,380)          --             --              --              --             --
Other (income) expense.............        383          884             --              --            (584)            12
                                      --------       ------         ------         -------        --------         ------
Income (loss) before income
 taxes.............................     (6,692)        (114)         1,479          15,605         (11,691)         1,102
Income tax expense (benefit).......      7,802           --             --           5,892          (1,676)            --
Dividends and accretion on
 preferred stock of subsidiary.....     12,901           --             --              --          27,321             --
                                      --------       ------         ------         -------        --------         ------
Net income (loss)..................    (27,395)        (114)         1,479           9,713         (37,336)         1,102
Preferred stock dividends..........     12,165           --             --              --           5,281             --
                                      --------       ------         ------         -------        --------         ------
Income (loss) attributable to
 common stockholders...............   $(39,560)      $ (114)        $1,479         $ 9,713        $(42,617)        $1,102
                                      ========       ======         ======         =======        ========         ======
Basic and diluted income (loss) per
 common share......................   $  (0.41)
                                      ========
Weighted average common shares
 outstanding(ii)...................     95,636
                                      ========

                                                                       ACQUISITIONS
                                     ---------------------------------------------------------------------------------

                                          KATZ                                            KBIG-FM
                                      ACQUISITION        GANNETT          KXPK-FM         KLDE-FM
                                       HISTORICAL       HISTORICAL      HISTORICAL        WBIX-FM          KODA-FM
YEAR ENDED DECEMBER 31, 1997         1/1 - 10/28(f)   1/1 - 12/29(g)   1/1 - 8/31(h)   1/1 - 10/10(i)   1/1 - 12/31(j)
----------------------------         --------------   --------------   -------------   --------------   --------------
Gross revenues.....................     $144,886         $61,057          $3,460          $33,125          $20,869
Less: agency commissions...........           --          (8,052)           (458)          (4,636)          (2,889)
                                        --------         -------          ------          -------          -------
Net revenues.......................      144,886          53,005           3,002           28,489           17,980
Operating expenses excluding
 depreciation and amortization.....      109,341          26,303           2,816           18,277            7,535
Depreciation and amortization......          141           1,736             198               --            1,848
Corporate general and
 administrative....................        8,105              --              --               --               --
Merger expense.....................           --              --              --               --               --
Restructuring charge...............       15,958              --              --               --               --
Stock option compensation..........           --              --              --               --               --
Profit participation fee...........           --              --              --               --               --
                                        --------         -------          ------          -------          -------
Operating income (loss)............       11,341          24,966             (12)          10,212            8,597
Interest expense...................       18,310              --              --               --               --
Interest income....................         (170)             --              --               --               --
Gain on disposition of assets......           --              --              --               --               --
Other (income) expense.............           --            (375)            (81)              --               --
                                        --------         -------          ------          -------          -------
Income (loss) before income
 taxes.............................       (6,799)         25,341              69           10,212            8,597
Income tax expense (benefit).......        1,912          10,127              --               --               --
Dividends and accretion on
 preferred stock of subsidiary.....           --              --              --               --               --
                                        --------         -------          ------          -------          -------
Net income (loss)..................       (8,711)         15,214              69           10,212            8,597
Preferred stock dividends..........           --              --              --               --               --
                                        --------         -------          ------          -------          -------
Income (loss) attributable to
 common stockholders...............     $ (8,711)        $15,214          $   69          $10,212          $ 8,597
                                        ========         =======          ======          =======          =======
Basic and diluted income (loss) per
 common share......................
Weighted average common shares
 outstanding(ii)...................

                                                                        ACQUISITIONS
                                     ----------------------------------------------------------------------------------
                                                        MARTIN AS
                                                       ADJUSTED FOR
                                                        COMPLETED         PRIMEDIA         WHITECO         CLEVELAND
                                                          MARTIN        ACQUISITION      ACQUISITION      ACQUISITIONS
                                       WWDC-FM/AM      TRANSACTIONS      HISTORICAL       HISTORICAL       HISTORICAL
YEAR ENDED DECEMBER 31, 1997         1/1 - 12/31(k)   1/1 - 12/31(l)   1/1 - 12/31(m)   1/1 - 12/31(n)   1/1 - 12/31(o)
----------------------------         --------------   --------------   --------------   --------------   --------------
Gross revenues.....................      $11,416         $84,882          $15,732          $126,801         $ 33,728
Less: agency commissions...........       (1,430)         (8,983)          (3,482)           (8,703)          (4,102)
                                         -------         -------          -------          --------         --------
Net revenues.......................        9,986          75,899           12,250           118,098           29,626
Operating expenses excluding
 depreciation and amortization.....        5,597          38,836            7,986            63,984           16,433
Depreciation and amortization......           90          25,326            2,916            11,525              673
Corporate general and
 administrative....................           --           1,080               --             6,074              481
Merger expense.....................           --              --               --                --               --
Restructuring charge...............           --              --               --                --               --
Stock option compensation..........           --              --               --                --               --
Profit participation fee...........           --              --               --             2,322               --
                                         -------         -------          -------          --------         --------
Operating income (loss)............        4,299          10,657            1,348            34,193           12,039
Interest expense...................          123          17,013            2,102                 4              714
Interest income....................          (36)           (293)             (25)               --             (513)
Gain on disposition of assets......           --              --               --                --               --
Other (income) expense.............          (98)          1,767               66            (1,833)          (1,357)
                                         -------         -------          -------          --------         --------
Income (loss) before income
 taxes.............................        4,310          (7,830)            (795)           36,022           13,195
Income tax expense (benefit).......           --              --              (53)               --               75
Dividends and accretion on
 preferred stock of subsidiary.....           --              --               --                --               --
                                         -------         -------          -------          --------         --------
Net income (loss)..................        4,310          (7,830)            (742)           36,022           13,120
Preferred stock dividends..........           --              --               --                --               --
                                         -------         -------          -------          --------         --------
Income (loss) attributable to
 common stockholders...............      $ 4,310         $(7,830)         $  (742)         $ 36,022         $ 13,120
                                         =======         =======          =======          ========         ========
Basic and diluted income (loss) per
 common share......................
Weighted average common shares
 outstanding(ii)...................

                                                                            DISPOSITIONS
                                    ---------------------------------------------------------------------------------------------

                                       WPEG-FM
                                     WBAV-FM/AM
                                       WRFX-FM                         WPNT-FM                                      SAN FRANCISCO
                                       WFNZ-AM         WNKS-FM        HISTORICAL      WEJM-FM/AM       WJZW-FM        FREQUENCY
                                     HISTORICAL      HISTORICAL         5/30 -        HISTORICAL      HISTORICAL     HISTORICAL
YEAR ENDED DECEMBER 31, 1997        1/1 - 5/15(b)   1/1 - 5/15(p)      6/19(q)       1/1 - 8/26(r)   1/1 - 7/7(s)   1/1 - 7/7(t)
----------------------------        -------------   -------------   --------------   -------------   ------------   -------------
Gross revenues.....................    $(7,788)        $(1,332)         $(567)          $(1,279)       $(4,137)        $(1,370)
Less: agency commissions...........      1,029             142             93               135            567             178
                                       -------         -------          -----           -------        -------         -------
Net revenues.......................     (6,759)         (1,190)          (474)           (1,144)        (3,570)         (1,192)
Operating expenses excluding
  depreciation and amortization....     (3,569)           (994)          (285)           (1,276)        (2,161)         (1,738)
Depreciation and amortization......         --            (212)          (279)             (305)          (315)            (84)
Corporate general and
  administrative...................         --              --             --                --            (70)             --
Merger expense.....................         --              --             --                --             --              --
Restructuring charge...............         --              --             --                --             --              --
Stock option compensation..........         --              --             --                --             --              --
Profit participation fee...........         --              --             --                --             --              --
                                       -------         -------          -----           -------        -------         -------
Operating income (loss)............     (3,190)             16             90               437         (1,024)            630
Interest expense...................         --              --             --                --             --              --
Interest income....................         --              --             --                --             --              --
Gain on disposition of assets......         --              --             --                --             --              --
Other (income) expense.............         --              --             --                --             --              --
                                       -------         -------          -----           -------        -------         -------
Income (loss) before income
  taxes............................     (3,190)             16             90               437         (1,024)            630
Income tax expense (benefit).......         --              --             --                --           (260)             --
Dividends and accretion on
  preferred stock of subsidiary....         --              --             --                --             --              --
                                       -------         -------          -----           -------        -------         -------
Net income (loss)..................     (3,190)             16             90               437           (764)            630
Preferred stock dividends..........         --              --             --                --             --              --
                                       -------         -------          -----           -------        -------         -------
Income (loss) attributable to
  common stockholders..............    $(3,190)        $    16          $  90           $   437        $  (764)        $   630
                                       =======         =======          =====           =======        =======         =======
Basic and diluted income (loss) per
  common share.....................
Weighted average common shares
  outstanding(ii)..................

                                                                              DISPOSITIONS
                                     ----------------------------------------------------------------------------------------------
                                                                                                                        WBAB-FM
                                                        WBZS-AM                                                         WBLI-FM
                                                        WZHF-AM                                                         WGBB-AM
                                        KDFC-FM         KDFC-AM                       BONNEVILLE        WFLN-FM         WHFM-FM
                                      HISTORICAL      HISTORICAL        WLUP-FM         OPTION        HISTORICAL       HISTORICAL
                                         1/1 -           1/1 -        HISTORICAL      HISTORICAL         1/1 -           1/1 -
YEAR ENDED DECEMBER 31, 1997            1/31(u)         8/13(v)      1/1 - 7/14(e)   1/1 - 10/1(i)      4/30(w)         12/31(x)
----------------------------         -------------   -------------   -------------   -------------   -------------   --------------
Gross revenues.....................      $(278)         $(1,091)        $(6,928)       $(31,429)        $(1,298)        $(12,794)
Less: agency commissions...........         26               23             935           3,951             134            1,459
                                         -----          -------         -------        --------         -------         --------
Net revenues.......................       (252)          (1,068)         (5,993)        (27,478)         (1,164)         (11,335)
Operating expenses excluding
  depreciation and amortization....       (224)            (665)         (5,642)        (14,434)           (728)          (8,048)
Depreciation and amortization......         --              (54)         (1,443)             --            (800)              --
Corporate general and
  administrative...................         --              (18)             --              --              --               --
Merger expense.....................         --               --              --              --              --               --
Restructuring charge...............         --               --              --              --              --               --
Stock option compensation..........         --               --              --              --              --               --
Profit participation fee...........         --               --              --              --              --               --
                                         -----          -------         -------        --------         -------         --------
Operating income (loss)............        (28)            (331)          1,092         (13,044)            364           (3,287)
Interest expense...................         --               --              --              (1)             --               --
Interest income....................         --               --              --              10              --               --
Gain on disposition of assets......         --               --              --              --              --               --
Other (income) expense.............         --               --              --              --              --               --
                                         -----          -------         -------        --------         -------         --------
Income (loss) before income
  taxes............................        (28)            (331)          1,092         (13,053)            364           (3,287)
Income tax expense (benefit).......         --              (98)             --              --              --               --
Dividends and accretion on
  preferred stock of subsidiary....         --               --              --              --              --               --
                                         -----          -------         -------        --------         -------         --------
Net income (loss)..................        (28)            (233)          1,092         (13,053)            364           (3,287)
Preferred stock dividends..........         --               --              --              --              --               --
                                         -----          -------         -------        --------         -------         --------
Income (loss) attributable to
  common stockholders..............      $ (28)         $  (233)        $ 1,092        $(13,053)        $   364         $ (3,287)
                                         =====          =======         =======        ========         =======         ========
Basic and diluted income (loss) per
  common share.....................
Weighted average common shares
  outstanding(ii)..................


                                                      COMPANY AS
                                                     ADJUSTED FOR
                                      PRO FORMA       COMPLETED
YEAR ENDED DECEMBER 31, 1997         ADJUSTMENTS     TRANSACTIONS
----------------------------         -----------     ------------
Gross revenues.....................   $ (17,651)(y)   $1,411,160
                                           (843)(z)
Less: agency commissions...........          --         (154,451)
                                      ---------       ----------
Net revenues.......................     (18,494)       1,256,709
Operating expenses excluding
  depreciation and amortization....     (14,395)(y)      704,936
Depreciation and amortization......      (2,677)(y)      464,160
                                        154,167(aa)
                                         51,788(bb)
Corporate general and
  administrative...................          --           45,669
Merger expense.....................      (6,124)(dd)          --
Restructuring charge...............          --           15,958
Stock option compensation..........          --            3,083
Profit participation fee...........      (2,322)(ee)          --
                                      ---------       ----------
Operating income (loss)............    (198,931)          22,903
Interest expense...................        (579)(y)      349,584
                                        169,272(ff)
Interest income....................          --           (3,188)
Gain on disposition of assets......          --          (18,380)
Other (income) expense.............          --           (1,216)
                                      ---------       ----------
Income (loss) before income
  taxes............................    (367,624)        (303,897)
Income tax expense (benefit).......    (131,828)(gg)    (108,107)
Dividends and accretion on
  preferred stock of subsidiary....     (40,222)(hh)          --
                                      ---------       ----------
Net income (loss)..................    (195,574)        (195,790)
Preferred stock dividends..........          --           17,446
                                      ---------       ----------
Income (loss) attributable to
  common stockholders..............   $(195,574)      $ (213,236)
                                      =========       ==========
Basic and diluted income (loss) per
  common share.....................                   $    (1.64)
                                                      ==========
Weighted average common shares
  outstanding(ii)..................      34,617          130,253
                                      =========       ==========

                                                                         ACQUISITIONS
                                    ---------------------------------------------------------------------------------------
                                                                   MARTIN AS
                                                                 ADJUSTED FOR
                                                                   COMPLETED       PRIMEDIA       WHITECO       CLEVELAND
                                      KODA-FM      WWDC-FM/AM       MARTIN       ACQUISITION    ACQUISITION    ACQUISITIONS
NINE MONTHS ENDED       COMPANY      HISTORICAL    HISTORICAL    TRANSACTIONS     HISTORICAL     HISTORICAL     HISTORICAL
SEPTEMBER 30, 1998     HISTORICAL   1/1-5/29 (j)   1/1-6/1 (k)   1/1-7/31 (l)    1/1-9/30 (m)   1/1-9/30 (n)   1/1-9/30 (o)
------------------     ----------   ------------   -----------   -------------   ------------   ------------   ------------
Gross revenues.......  $1,015,562      $ 9,132       $4,273         $54,186        $11,749        $103,694       $27,008
Less: agency
 commissions.........    (116,466)      (1,250)        (528)         (5,768)        (3,070)         (7,191)       (3,539)
                       ----------      -------       ------         -------        -------        --------       -------
Net revenues.........     899,096        7,882        3,745          48,418          8,679          96,503        23,469
Operating expenses
 excluding
 depreciation and
 amortization........     491,924        2,771        2,158          23,171          4,954          49,625        12,696
Depreciation and
 amortization........     315,772          841           45          15,083          2,158           8,760           174
Corporate general and
 administrative......      25,188           --           --           1,035            317           5,193            --
Executive severance
 charge..............      59,475           --           --              --             --              --            --
Profit participation
 fee.................          --           --           --              --             --           1,756            --
                       ----------      -------       ------         -------        -------        --------       -------
Operating income
 (loss)..............       6,737        4,270        1,542           9,129          1,250          31,169        10,599
Interest expense.....     145,992           --           62          11,057          1,679              98           156
Interest income......     (10,283)          --          (18)           (261)            --             (32)          (46)
Gain on disposition
 of representation
 contracts...........     (29,767)          --           --              --             --              --            --
Other (income)
 expense.............    (127,404)          --          (49)          5,461             23            (820)          873
                       ----------      -------       ------         -------        -------        --------       -------
Income (loss) before
 income taxes........      28,199        4,270        1,547          (7,128)          (452)         31,923         9,616
Income tax expense
 (benefit)...........      32,507           --           --              --             --              --            --
Dividends on
 preferred stock of
 subsidiary..........      17,601           --           --              --             --              --            --
                       ----------      -------       ------         -------        -------        --------       -------
Net income (loss)....     (21,909)       4,270        1,547          (7,128)          (452)         31,923         9,616
Preferred stock
 dividends...........      19,252           --           --              --             --              --            --
                       ----------      -------       ------         -------        -------        --------       -------
Income (loss)
 attributable to
 common
 stockholders........  $  (41,161)     $ 4,270       $1,547         $(7,128)       $  (452)         31,923       $ 9,616
                       ==========      =======       ======         =======        =======        ========       =======
Basic and diluted
 income (loss) per
 common share........  $    (0.30)
                       ==========
Weighted average
 common shares
 outstanding(ii).....     136,427
                       ==========

                       DISPOSITIONS
                       ------------
                         WBAB-FM
                         WBLI-FM
                         WGBB-AM                         COMPANY
                         WHFM-FM                     AS ADJUSTED FOR
NINE MONTHS ENDED       HISTORICAL     PRO FORMA        COMPLETED
SEPTEMBER 30, 1998     1/1-5/29 (x)   ADJUSTMENTS     TRANSACTIONS
------------------     ------------   -----------    ---------------
Gross revenues.......    $(5,063)      $      --       $1,220,541
Less: agency
 commissions.........        514              --         (137,298)
                         -------       ---------       ----------
Net revenues.........     (4,549)             --        1,083,243
Operating expenses
 excluding
 depreciation and
 amortization........     (3,331)             --          583,968
Depreciation and
 amortization........         --          20,409(aa)      399,271
                                          36,029(bb)
Corporate general and
 administrative......         --            (570)(cc)       31,163
Executive severance
 charge..............         --              --           59,475
Profit participation
 fee.................         --          (1,756)(ee)           --
                         -------       ---------       ----------
Operating income
 (loss)..............     (1,218)        (54,112)           9,366
Interest expense.....         --         103,144(ff)      262,188
Interest income......         --              --          (10,640)
Gain on disposition
 of representation
 contracts...........         --              --          (29,767)
Other (income)
 expense.............         --              --         (121,916)
                         -------       ---------       ----------
Income (loss) before
 income taxes........     (1,218)       (157,256)         (90,499)
Income tax expense
 (benefit)...........         --         (55,869)(gg)      (23,362)
Dividends on
 preferred stock of
 subsidiary..........         --         (17,601)(hh)           --
                         -------       ---------       ----------
Net income (loss)....     (1,218)        (83,786)         (67,137)
Preferred stock
 dividends...........         --              --           19,252
                         -------       ---------       ----------
Income (loss)
 attributable to
 common
 stockholders........    $(1,218)      $ (83,786)      $  (86,389)
                         =======       =========       ==========
Basic and diluted
 income (loss) per
 common share........                                  $    (0.63)
                                                       ==========
Weighted average
 common shares
 outstanding(ii).....                                     136,427
                                                       ==========

-------------------------

(a) On May 1, 1997, the Company acquired, in the Beasley Acquisition, WDAS-FM/AM in Philadelphia for $103,000 in cash plus various other direct acquisition costs.

(b) On May 15, 1997, the Company exchanged, in the EZ Exchange, 5 of its 6 stations in the Charlotte market (WPEG-FM, WBAV-FM/AM, WRFX-FM and WFNZ-AM) for WUSL-FM and WIOQ-FM in Philadelphia.

(c) On July 2, 1997, the Company acquired, in the Evergreen Viacom Acquisition, WLTW-FM and WAXQ-FM in New York and WMZQ-FM, WJZW-FM, WZHF-AM, and WBZS-AM in Washington, D.C. for approximately $612,388 in cash including various other direct acquisition costs. The Evergreen Viacom Acquisition was financed with (i) bank borrowings under the senior credit facility of $552,559; (ii) $53,750 in escrow funds paid by the Company on February 19, 1997 and (iii) $6,079 financed through working capital. In June 1997, the Company issued 5,990,000 shares of $3.00 convertible exchangeable preferred stock for net proceeds of approximately $287,800 which were used to repay borrowings under the senior credit facility and subsequently were reborrowed on July 2, 1997 as part of the financing of the Evergreen Viacom Acquisition. On July 7, 1997, the Company sold WJZW-FM in Washington, D.C. to affiliates of Capital Cities/ABC Radio for $68,000 in cash. The assets of WJZW-FM, as well as the assets of WZHF-AM and WBZS-AM, which were sold on August 13, 1997, were accounted for as assets held for sale in connection with the purchase price allocation of the Viacom Acquisition and no gain or loss was recognized by the Company upon consummation of the sales (see 8(s) and 8(v)).

(d) On September 5, 1997, pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of February 19, 1997 and amended and restated on July 31, 1997 (the "Chancellor Media Merger Agreement"), among Chancellor, Chancellor Radio Broadcasting Company ("CRBC"), Evergreen Media Corporation ("Evergreen"), Evergreen Mezzanine Holdings Corporation ("EMHC") and Evergreen Media Corporation of Los Angeles ("EMCLA"), (i) Chancellor was merged with and into EMHC, a direct, wholly-owned subsidiary of Evergreen, with EMHC remaining as the surviving corporation and (ii) CRBC was merged with and into EMCLA, a direct, wholly-owned subsidiary of EMHC, with EMCLA remaining as the surviving corporation (collectively, the "Chancellor Merger"). Upon consummation of the transactions, Evergreen was renamed Chancellor Media Corporation and EMHC was renamed Chancellor Mezzanine Holdings Corporation ("CMHC"), and EMCLA was renamed CMCLA. Consummation of the Chancellor Merger added 52 radio stations (36 FM and 16 AM) to the Company's portfolio of stations, including 13 stations in markets in which the Company previously operated. The total purchase price allocated to net assets acquired was approximately $1,998,383 which included (i) the conversion of each outstanding share of Chancellor Media common stock into
     0.9091 shares of Chancellor Media common stock, resulting in the issuance of 34,617,460 shares of Chancellor Media common stock at $15.50 per share,
     (ii) the assumption of long-term debt of CRBC of $949,000 which included $549,000 of borrowings outstanding under the CRBC senior credit facility, $200,000 of CRBC's 9 3/8% senior subordinated notes due 2004 and $200,000 of CRBC's 8 3/4% senior subordinated notes due 2007, (iii) the issuance of 2,117,629 shares of CMCLA's 12% exchangeable preferred stock in exchange for CRBC's substantially identical securities with a fair value of $215,570 including accrued and unpaid dividends of $3,807, (iv) the issuance of 1,000,000 shares of CMCLA's 12 1/4% series A senior cumulative exchangeable preferred stock in exchange for CRBC's substantially identical securities with a fair value of $120,217 including accrued and unpaid dividends of $772, (v) the issuance of 2,200,000 shares of the Company's 7% convertible preferred stock in exchange for Chancellor Media's substantially identical securities with a fair value of $111,048 including accrued and unpaid dividends of $1,048, (vi) the assumption of stock options issued to Chancellor stock option holders with a fair value of $34,977 and (vii) estimated acquisition costs of $31,000.

     Chancellor's historical condensed combined statement of operations for the year ended December 31, 1997 and pro forma adjustments related to the transactions completed by Chancellor prior to the Chancellor Merger (the "Completed Chancellor Transactions") is summarized below:

                                                           ACQUISITIONS          DISPOSITIONS
                                                     -------------------------   -------------    PRO FORMA       CHANCELLOR
                                                                   CHANCELLOR                    ADJUSTMENTS     AS ADJUSTED
                                                                     VIACOM                        FOR THE           FOR
                                        CHANCELLOR     COLFAX      ACQUISITION      WDRQ-FM       COMPLETED       COMPLETED
YEAR ENDED                              HISTORICAL   HISTORICAL    HISTORICAL     HISTORICAL      CHANCELLOR      CHANCELLOR
DECEMBER 31, 1997                        1/1-9/5     1/1-1/23(i)   1/1-7/2(ii)   1/1-8/11(iii)   TRANSACTIONS    TRANSACTIONS
-----------------                       ----------   -----------   -----------   -------------   ------------    ------------
Gross revenues........................   $215,018      $3,183        $29,214        $(2,395)       $ (3,539)(iv)   $241,481
Less: agency commissions..............    (26,575)       (384)        (4,046)           251              --         (30,754)
                                         --------      ------        -------        -------        --------        --------
Net revenues..........................    188,443       2,799         25,168         (2,144)         (3,539)        210,727
Operating expenses excluding
  depreciation and amortization.......    110,548       1,872         13,326         (1,986)         (4,432)(iv)    119,328
Depreciation and amortization.........     23,919          --          2,370           (186)          4,484(v)       30,505
                                                                                                        (82)(vi)
Corporate general and
  administrative......................      7,102          --            520            (42)             --           7,580
Merger expense........................      6,124          --             --             --              --           6,124
Stock option compensation.............      3,083          --             --             --              --           3,083
                                         --------      ------        -------        -------        --------        --------
Operating income (loss)...............     37,667         927          8,952             70          (3,509)         44,107
Interest expense......................     40,024          --          3,178             --          13,398(vii)     56,600
Interest income.......................       (218)         --             --             --              --            (218)
Other income..........................       (584)         --             --             --              --            (584)
                                         --------      ------        -------        -------        --------        --------
Income (loss) before income taxes.....     (1,555)        927          5,774             70         (16,907)        (11,691)
Income tax expense (benefit)..........      1,378          --          1,558             18          (4,630)(viii)   (1,676)
Dividends and accretion on preferred
  stock of subsidiary.................     25,817          --             --             --           1,504(ix)      27,321
                                         --------      ------        -------        -------        --------        --------
Net income (loss).....................    (28,750)        927          4,216             52         (13,781)        (37,336)
Preferred stock dividends.............      4,810          --             --             --             471(x)        5,281
                                         --------      ------        -------        -------        --------        --------
Income (loss) attributable to common
  stock...............................   $(33,560)     $  927        $ 4,216        $    52        $(14,252)       $(42,617)
                                         ========      ======        =======        =======        ========        ========

-------------------------

(i) On January 23, 1997, Chancellor acquired Colfax Communications, a radio broadcasting company, with 12 radio stations (8 FM and 4 AM) located in 4 markets (Minneapolis-St. Paul, Phoenix, Washington, D.C. and Milwaukee markets). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $383,700. The acquisition of Colfax was financed through (i) a private placement by CRBC of $200,000 of 12% exchangeable preferred stock for net proceeds of $191,817; (ii) a private placement by Chancellor of $110,000 of 7% convertible preferred stock for net proceeds of $105,546; (iii) additional bank borrowings under CRBC's previous senior credit agreement of $65,937 and (iv) $20,400 in escrow funds. On March 31, 1997, Chancellor sold WMIL-FM and WOKY-AM in Milwaukee for $41,253 in cash. The assets of WMIL-FM and WOKY-AM are classified as assets held for sale in connection with the purchase price allocation of the acquisition of Colfax. Accordingly, WMIL-FM and WOKY-AM net income of approximately $41 for the period January 23, 1997 through March 31, 1997 has been excluded from the Colfax historical condensed statement of operations for the year ended December 31, 1997.

(ii) On July 2, 1997, Chancellor acquired, in the Chancellor Viacom Acquisition, KIBB-FM and KYSR-FM in Los Angeles, WLIT-FM in Chicago and WDRQ-FM in Detroit for approximately $500,789 in cash including various other direct acquisition costs. The Chancellor Viacom Acquisition was financed with (i) bank borrowings of $273,159 under CRBC's restated senior credit agreement, dated July 2, 1997; (ii) borrowings under an interim loan (the "Chancellor Broadcasting/Viacom Interim Financing") of $168,300; (iii) escrow funds of $53,750 paid by Chancellor on February 19, 1997 and (iv) $5,580 financed through working capital. The assets of WDRQ-FM in Detroit are classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition (see (iii) below).

(iii)On August 11, 1997, Chancellor sold, in the ABC/Detroit Disposition, WDRQ-FM in Detroit for $37,000 in cash. The assets of WDRQ-FM were classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition (see 8(d)(ii)). Accordingly, WDRQ-FM net income for the period July 2, 1997 to August 11, 1997 has been excluded from Chancellor's historical condensed statement of operations.

(iv) Reflects the elimination of time brokerage agreement fees received and paid by Chancellor as follows:

   YEAR ENDED DECEMBER 31, 1997                                      MARKET         PERIOD    REVENUE   EXPENSE
   ----------------------------                                      ------         ------    -------   -------
   WWWW-FM/WDFN-AM(1)..........................................  Detroit           1/1-1/31   $  (235)  $   (16)
   WOMX-FM, WXXL-FM, WJHM-FM(2)................................  Orlando           1/1-2/13        --      (911)
   WEAT-FM/AM, WOLL-FM(2)......................................  West Palm Beach   1/1-3/28      (593)     (304)
   WAPE-FM, WFYV-FM(3).........................................  Jacksonville      1/1-9/5     (2,711)     (490)
   WBAB-FM, WBLI-FM, WGBB-AM, WHFM-FM(3).......................  Long Island       1/1-9/5         --    (2,711)
                                                                                              -------   -------
       Total adjustment for decrease in gross revenues and
         expenses..............................................                               $(3,539)  $(4,432)
                                                                                              =======   =======

-------------------------

     (1) On January 31, 1997, Chancellor sold WWWW-FM and WDFN-AM in Detroit to the Company for $30,000 in cash. Prior to the completion of the sale, Chancellor had entered into a joint sales agreement effective February 14, 1996 and a time brokerage agreement effective April 1, 1996 to sell substantially all of the broadcast time of WWWW-FM and WDFN-AM to the Company pending the completion of the sale.

     (2) On February 13, 1997, Chancellor acquired substantially all of the assets and assumed certain liabilities of the OmniAmerica Group including WOMX-FM, WXXL-FM and WJHM-FM in Orlando, WEAT-FM/AM and WOLL-FM in West Palm Beach, Florida and WAPE-FM AND WFYV-FM in Jacksonville. The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $181,046. Prior to the consummation of the acquisition of Omni, Chancellor had entered into an agreement to program the stations under a time brokerage agreement effective July 1, 1996. Additionally, prior to the consummation of Chancellor's exchange of WEAT-FM/AM and WOLL-FM in West Palm Beach for KSTE-FM in Sacramento and $33,000 in cash on March 28, 1997, Chancellor entered into time brokerage agreements to sell substantially all of the broadcast time of WEAT-FM/AM and WOLL-FM in West Palm Beach and WAPE-FM and WFYV-FM in Jacksonville effective July 1, 1996.

     (3) On July 1, 1996, Chancellor entered into an agreement to exchange, in the SFX Exchange, WAPE-FM and WFYV-FM in Jacksonville, Florida, and $11,000 in cash to SFX for WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM in Long Island. Chancellor entered into time brokerage agreements to program WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM effective July 1, 1996 and entered into time brokerage agreements to sell substantially all of the broadcast time of WAPE-FM and WFYV-FM effective July 1, 1996. On November 6, 1997, the DOJ filed suit against the Company seeking to enjoin under the HSR Act the acquisition of the four Long Island properties under the SFX Exchange. On March 30, 1998, the Company and SFX entered into a consent decree under which the Company and SFX agreed that the SFX Exchange would not be consummated and that the time brokerage agreements under which the Company programmed the Long Island properties would be terminated as soon as possible but no later than August 1, 1998. On May 29, 1998, the Company's time brokerage agreements regarding the Long Island properties were terminated as part of the Capstar/SFX Transaction. Furthermore, on May 29, 1998, the Company exchanged WAPE-FM and WFYV-FM in Jacksonville plus $90,250 in cash to Capstar in return for KODA-FM in Houston.

(v) Reflects incremental amortization related to the Completed Chancellor Transactions and is based on the following allocation to intangible assets:

                                        INCREMENTAL                                  HISTORICAL    ADJUSTMENT
                                        AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
   YEAR ENDED DECEMBER 31, 1997            PERIOD      ASSETS, NET    EXPENSE(1)      EXPENSE       INCREASE
   ----------------------------         ------------   -----------   ------------   ------------   ----------
   Omni...............................  1/1-2/13        $171,837        $  525         $   --        $  525
   Colfax.............................  1/1-1/23         317,894           508             --           508
   KSTE-FM............................  1/1-3/28         (32,475)         (198)            --          (198)
   Chancellor Viacom Acquisition......  1/1-7/2          451,690         5,709          2,060         3,649
                                                        --------        ------         ------        ------
             Total....................                  $908,946        $6,544         $2,060        $4,484
                                                        ========        ======         ======        ======

-------------------------

     (1) Intangible assets consisting of broadcast licenses, goodwill and advertising contracts were amortized on a straight-line basis over lives ranging from two to 40 years by Chancellor. In connection with purchase accounting for the Chancellor Merger, intangible assets are amortized over an estimated average life of 15 years in accordance with the Company's accounting policies and procedures.

     Historical depreciation expense of the Completed Chancellor Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(vi) Reflects the elimination of disposed stations' historical depreciation and amortization expense of $82 for the year ended December 31, 1997 (WWWW-FM/WDFN-AM for the period of January 1, 1997 to January 31, 1997) recognized by Chancellor during the time brokerage agreement holding period.

(vii)Reflects the adjustment to interest expense in connection with the consummation of the Completed Chancellor Transactions, the issuance by Chancellor of its 12 1/4% series A senior cumulative exchangeable preferred stock, the refinancing of Chancellor's previous senior credit agreement on January 23, 1997 and the offering on June 24, 1997 by Chancellor of $200.0 million aggregate principal amount of its 8 3/4% Senior Notes due 2007:

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                                     1997
                                                                 ------------
   Additional bank borrowings related to:
     Completed Chancellor Acquisitions.........................    $727,192
     Completed Chancellor Dispositions.........................    (141,253)
     New Loan Fees.............................................       8,573
                                                                   --------
   Total additional bank borrowings............................    $594,512
                                                                   ========
   Interest expense on additional bank borrowings at 7 1/2%....    $ 16,118
   Less: historical interest expense of the stations acquired
     in the Completed Chancellor Transactions..................      (3,178)
                                                                   --------
   Net increase in interest expense............................      12,940

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                                     1997
                                                                 ------------
   Reduction in interest expense on bank debt related to the
     application of net proceeds of the following at 7 1/2%:
     Chancellor 8 3/4% Senior Subordinated Notes due 2007
     proceeds of $194,083 for the period January 1, 1997 to
     June 24, 1997.............................................      (7,036)
   Reduction in interest expense resulting from the redemption of Chancellor's 12 1/2% Senior Subordinated Notes of
     $60,000 on June 5, 1997...................................      (3,229)
   Interest expense on $70,133 additional bank borrowings at
     7 1/2% related to the redemption of Chancellor's 12 1/2%
     Senior Subordinated Notes on June 5, 1997.................       2,265
   Interest expense on Chancellor's $200,000 8 3/4% notes
     issued June 24, 1997......................................       8,458
                                                                   --------
   Total adjustment for net increase in interest expense.......    $ 13,398
                                                                   ========

(viii) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

(ix) Reflects incremental dividends and accretion of $1,504 on CRBC's 12% exchangeable preferred stock for the period January 1, 1997 to January 23, 1997.

(x) Reflects incremental dividends on the Chancellor's 7% convertible preferred stock of $471 for the period January 1, 1997 to January 23, 1997.

(e) On July 14, 1997, the Company completed the disposition of WLUP-FM in Chicago to Bonneville for net proceeds of $80,000 which were held by a qualified intermediary pending the completion of the deferred exchange of WLUP-FM for KZPS-FM and KDGE-FM in Dallas. On October 7, 1997, the Company applied the net proceeds from the disposition of WLUP-FM of $80,000 in cash, plus an additional $3,500 and various other direct acquisition costs, in a deferred exchange of WLUP-FM for KZPS-FM and KDGE-FM in Dallas. The Company had previously operated KZPS-FM and KDGE-FM under time brokerage agreements effective August 1, 1997.

(f) On October 28, 1997, the Company acquired Katz Media Group, Inc., a full-service media representation firm, in a tender offer transaction for a total purchase price of approximately $379,101 which included (i) the conversion of each outstanding share of Katz common stock into the right to receive $11.00 in cash, resulting in total cash payments of $149,601,
       (ii) the assumption of long-term debt of Katz and its subsidiaries of $222,000 which included $122,000 of borrowings outstanding under the Katz senior credit facility and $100,000 of the 10 1/2% Notes and (iii) estimated acquisition costs of $7,500.

(g) On December 29, 1997, the Company acquired, in the Gannett Acquisition, 5 radio stations in 3 major markets from P&S, including WGCI-FM/AM in Chicago, KHKS-FM in Dallas, and KKBQ-FM/AM in Houston for $340,000 in cash plus various other direct acquisition costs.

(h) On January 30, 1998, the Company acquired, in the Denver Acquisition, KXPK-FM in Denver from Ever Green Wireless LLC (which is unrelated to the Company) for $26,000 in cash (including $1,650 paid by Chancellor in escrow) plus various other direct acquisition costs. The Company had previously been programming KXPK-FM under a time brokerage agreement since September 1, 1997.

(i) On April 3, 1998, the Company exchanged WTOP-FM in Washington, KZLA-FM in Los Angeles and WGMS-FM in Washington plus $57,000 in cash for Bonneville's stations WBIX-FM in New York, KLDE-FM in Houston and KBIG-FM in Los Angeles (the "Bonneville Option"). The Company had previously paid $3,000 in cash to Bonneville on August 6, 1997. The Company had previously entered into time brokerage agreements to program KLDE-FM and KBIG-FM effective October 1, 1997 and WBIX-FM effective October 10, 1997 and had entered into time brokerage agreements to sell substantially all of the broadcast time of WTOP-AM, KZLA-FM and WGMS-FM effective October 1, 1997.

(j) On February 20, 1998, the Company entered into an agreement to acquire from Capstar KTXQ-FM and KBFB-FM in Dallas/Ft. Worth, KODA-FM, KKRW-FM and KQUE-AM in Houston, KPLN-FM and KYXY-FM in San Diego and WVTY-FM, WJJJ-FM, WXDX-FM and WDVE-FM in Pittsburgh (collectively, the "Capstar/SFX Stations") for an aggregate purchase price of approximately $637,500 plus various other direct acquisition costs in a series of purchases and exchanges over a period of three years (the "Capstar/SFX Transaction"). The Capstar/SFX Stations were acquired by Capstar as part of Capstar's acquisition of SFX on May 29, 1998. On May 29, 1998, as part of the Capstar/SFX Transaction, the Company exchanged WAPE-FM and WFYV-FM in Jacksonville (valued for purposes of the Capstar/SFX Transaction at $53,000) plus $90,250 in cash to Capstar in return for KODA-FM in Houston (the "Houston Exchange"). Chancellor entered into a time brokerage agreement to sell substantially all of the broadcast time of WAPE-FM and WFYV-FM effective July 1, 1996 (see 8 (d) (iv) (3)). Therefore, the results of operations of WAPE-FM and WFYV-FM are not included in the Company's historical condensed statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998.

(k) On June 1, 1998, the Company acquired WWDC-FM/AM in Washington, D.C. from Capitol Broadcasting Company and its affiliates for $74,062 in cash (including $2,062 for the purchase of the stations' accounts receivable) plus various other direct acquisition costs, of which $4,000 was previously paid by the Company as escrow funds.

(l) On July 31, 1998, the Company acquired Martin Media and certain affiliated companies, an outdoor advertising company with over 14,500 billboards and outdoor displays in 12 states serving 23 markets, for $591,674 in cash plus working capital of $19,443 subject to certain adjustments and direct acquisition costs of approximately $10,000.

     Martin's historical condensed combined statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 and pro forma adjustments related to the significant transactions completed by Martin prior to the acquisition of Martin (the "Completed Martin Transactions") are summarized below. The pro forma adjustments for the acquisition of Martin do not reflect certain acquisitions of assets by Martin with an aggregate purchase price of approximately $17,000 which, in the opinion of the Company's management is not material to such pro forma presentations either individually or in the aggregate.


                                       MARTIN                                       LAS VEGAS         NEWMAN
                                     ACQUISITION       KUNZ          CONNELL         OUTDOOR          OUTDOOR          POA
                                     HISTORICAL     HISTORICAL     HISTORICAL       HISTORICAL      HISTORICAL      HISTORICAL
YEAR ENDED DECEMBER 31, 1997          1/1-12/31    1/1-7/31(i)    1/1-12/23(ii)   1/1-12/31(iii)   1/1-12/31(iv)   1/1-12/31(v)
----------------------------         -----------   ------------   -------------   --------------   -------------   ------------
Gross revenues.....................    $70,044        $5,569         $3,459           $1,840          $2,400          $1,570
Less: agency commissions...........     (7,894)           --           (413)            (181)           (180)           (315)
                                       -------        ------         ------           ------          ------          ------
Net revenues.......................     62,150         5,569          3,046            1,659           2,220           1,255
Operating expenses excluding
  depreciation and amortization....     31,196         2,318          1,553            1,353           1,628             788
Depreciation and amortization......     12,084           281            518               30             279              --
Corporate general and
  administrative...................      2,334            80             91               --              --              --
                                       -------        ------         ------           ------          ------          ------
Operating income (loss)............     16,536         2,890            884              276             313             467
Interest expense...................     10,507            --             --               --             243              --
Interest income....................       (293)           --             --               --              --              --
Other expense......................      1,737            --             --               --              30              --
                                       -------        ------         ------           ------          ------          ------
Net income (loss)..................    $ 4,585        $2,890         $  884           $  276          $   40          $  467
                                       =======        ======         ======           ======          ======          ======

                                       PRO FORMA
                                      ADJUSTMENTS        MARTIN AS
                                        FOR THE          ADJUSTED
                                       COMPLETED       FOR COMPLETED
                                        MARTIN            MARTIN
YEAR ENDED DECEMBER 31, 1997         TRANSACTIONS      TRANSACTIONS
----------------------------         -------------     -------------
Gross revenues.....................    $      --          $84,882
Less: agency commissions...........           --           (8,983)
                                       ---------          -------
Net revenues.......................           --           75,899
Operating expenses excluding
  depreciation and amortization....           --           38,836
Depreciation and amortization......       12,134(vi)       25,326
Corporate general and
  administrative...................       (1,425)(vii)      1,080
                                       ---------          -------
Operating income (loss)............      (10,709)          10,657
Interest expense...................        6,263(viii)     17,013
Interest income....................           --             (293)
Other expense......................           --            1,767
                                       ---------          -------
Net income (loss)..................    $ (16,972)         $(7,830)
                                       =========          =======

                                                                               PRO FORMA         MARTIN AS
                                                                              ADJUSTMENTS         ADJUSTED
                                                     MARTIN                     FOR THE             FOR
                                                   ACQUISITION      POA        COMPLETED         COMPLETED
                                                   HISTORICAL    HISTORICAL      MARTIN            MARTIN
NINE MONTHS ENDED SEPTEMBER 30, 1998                1/1-7/31     1/1-7/9(v)   TRANSACTIONS      TRANSACTIONS
------------------------------------               -----------   ----------   ------------      ------------
Gross revenues...................................    $53,285       $ 901         $   --           $54,186
Less: agency commissions.........................     (5,612)       (156)            --            (5,768)
                                                     -------       -----         ------           -------
Net revenues.....................................     47,673         745             --            48,418
Operating expenses excluding depreciation and
  amortization...................................     22,671         500             --            23,171
Depreciation and amortization....................     14,694          88            301(vi)        15,083
Corporate general and administrative.............      3,030          --         (1,995)(vii)       1,035
                                                     -------       -----         ------           -------
Operating income (loss)..........................      7,278         157          1,694             9,129
Interest expense.................................     10,781           1            275(viii)      11,057
Interest income..................................       (261)         --             --              (261)
Other (income) expense...........................      5,448          13             --             5,461
                                                     -------       -----         ------           -------
Net income (loss)................................    $(8,690)      $ 143         $1,419           $(7,128)
                                                     =======       =====         ======           =======

-------------------------

(i) On July 31, 1997, Martin acquired approximately 500 display faces of the Kunz Outdoor Advertising division from Kunz & Company, an outdoor advertising company with approximately 1,500 billboards and outdoor displays in five markets, for $20,500 in cash plus various other direct acquisition costs.

(ii) On December 23, 1997, Martin acquired Connell Outdoor Advertising Co., an outdoor advertising company with 88 billboards and outdoor displays in the Las Vegas market, for $30,000 in cash plus various other direct acquisition costs.

(iii) On January 2, 1998, Martin acquired Las Vegas Outdoor Advertising, Inc., an outdoor advertising company with 90 billboards and outdoor displays in the Las Vegas market, for $16,800 in cash plus various other direct acquisition costs.

(iv) On January 2, 1998, Martin acquired Newman Outdoor of Texas, Inc., an outdoor advertising company with over 1,200 billboards and outdoor displays in three markets, for $12,500 in cash plus various other direct acquisition costs.

(v) On July 9, 1998, Martin acquired POA, an outdoor advertising company with over 1,240 billboards and outdoor displays in the Pittsburgh market, for $5,867 in cash plus various other direct acquisition costs.

(vi) Reflects incremental amortization related to the Completed Martin Transactions and is based on the following allocation to intangible assets:

                                INCREMENTAL                                  HISTORICAL    ADJUSTMENT
                                AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
YEAR ENDED DECEMBER 31, 1997       PERIOD      ASSETS, NET    EXPENSE(1)      EXPENSE       INCREASE
----------------------------    ------------   -----------   ------------   ------------   ----------
Kunz Acquisition..............   1/1-7/31        $17,260       $ 2,014          $ 42        $ 1,972
Connell Acquisition...........  1/1-12/23         25,650         5,030           373          4,657
Las Vegas Outdoor
  Acquisition.................  1/1-12/31         14,408         2,882            --          2,882
Newman Acquisition............  1/1-12/31         10,249         2,050            --          2,050
POA Acquisition...............  1/1-12/31          2,867           573            --            573
                                                 -------       -------          ----        -------
          Total...............                   $70,434       $12,549          $415        $12,134
                                                 =======       =======          ====        =======

                                      INCREMENTAL                                  HISTORICAL    ADJUSTMENT
                                      AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
NINE MONTHS ENDED SEPTEMBER 30, 1998     PERIOD      ASSETS, NET    EXPENSE(1)      EXPENSE       INCREASE
------------------------------------  ------------   -----------   ------------   ------------   ----------
POA Acquisition..................       1/1-7/9        $ 2,867         $301           $--           $301
                                                       =======         ====           ===           ====

---------------

     (1) Intangible assets were amortized on a straight-line basis over an estimated average 5 year life by Martin.

     Historical depreciation expense of the Completed Martin Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(vii)On July 31, 1997, Martin paid $6,000 to Kunz for an option to purchase approximately 1,000 display faces from its Kunz Outdoor Advertising division for $33,289 in cash plus various other direct acquisition costs. Martin began operating these 1,000 display faces under a management agreement effective July 31, 1997. Pursuant to the management agreement, Martin paid a management fee of $285 per month to Kunz. Reflects the elimination of management fees paid by Martin to Kunz of $1,425 for the year ended December 31, 1997 and $1,995 for the period January 1, 1998 through July 31, 1998.

(viii)
     Reflects the adjustment to interest expense in connection with the consummation of the Completed Martin Transactions:

                                                                                 NINE MONTHS
                                                                  YEAR ENDED        ENDED
                                                                 DECEMBER 31,   SEPTEMBER 30,
                                                                     1997           1998
                                                                 ------------   -------------
   Additional bank borrowings related to:
     Completed Martin Acquisitions.............................    $85,667         $35,167
                                                                   -------         -------
   Interest expense on additional bank borrowings at 8.5%......    $ 6,506         $   276
   Less: historical interest expense of the companies acquired
     in the Completed Martin Transactions......................       (243)             (1)
                                                                   -------         -------
   Net increase in interest expense............................    $ 6,263         $   275
                                                                   =======         =======

(m) On October 23, 1998, the Company acquired Primedia Broadcast Group, Inc. and certain of its affiliates, which own and operate eight FM stations in Puerto Rico, for approximately $76,050 in cash less working capital deficit of $1,280 plus various other direct acquisition costs.

(n) On December 1, 1998, the Company acquired the assets of the Outdoor Advertising division of Whiteco Industries, Inc., an outdoor advertising company with over 22,000 billboards and outdoor displays in 34 states, for $930,000 in cash plus working capital of $24,221 subject to certain adjustments and various other direct acquisition costs of approximately $20,000.

(o) On January 28, 1999, the Company acquired Wincom Broadcasting Corporation which owns WQAL-FM in Cleveland. The Company began operating WQAL-FM under a time brokerage agreement effective October 1, 1998. On February 2, 1999, the Company acquired additional radio stations in Cleveland including (i) WDOK-FM and WRMR-AM from Independent Group Limited Partnership, (ii) WZAK-FM from Zapis Communications and (iii) Zebra Broadcasting Corporation which owns WZJM-FM and WJMO-AM. The six Cleveland stations were acquired for an aggregate purchase price of $275,000 in cash plus working capital of $4,132 subject to certain adjustments (the "Cleveland Acquisitions").

(p) On May 15, 1997, the Company sold, in the EZ Sale, WNKS-FM in Charlotte for $10,000 in cash.

(q) On May 30, 1997, the Company acquired, in the Century Acquisition, WPNT-FM in Chicago for $75,750 in cash (including $2,000 for the purchase of the station's accounts receivable) of which $5,500 was paid as escrow funds in July 1996. On June 19, 1997, the Company sold, in the Bonneville/WPNT Disposition, WPNT-FM in Chicago for $75,000 in cash and recognized a gain of $500.

(r) On June 3, 1997, the Company sold, in the Crawford Disposition, WEJM-FM in Chicago for $14,750 in cash. On August 26, 1997, the Company sold, in the Douglas Chicago Disposition, WEJM-AM in Chicago for $7,500 in cash.

(s) On July 7, 1997, the Company sold, in the ABC/Washington Disposition, WJZW-FM in Washington for $68,000 in cash. The assets of WJZW-FM were classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition (see 8(c)). Accordingly, WJZW-FM net income for the period July 2, 1997 to July 7, 1997 has been excluded from the Company's historical condensed statement of operations.

(t) On July 7, 1997, the Company sold, in the San Francisco Frequency Disposition, the San Francisco 107.7 MHz FM dial position and transmission facility and the call letters from Chancellor's KSAN-FM in San Francisco for $44,000 in cash.

(u) On January 31, 1997, the Company acquired, in the KKSF/KDFC Acquisition, KKSF-FM and KDFC-FM/AM in San Francisco for $115,000 in cash. The Company had previously been programming KKSF-FM and KDFC-FM/AM under a time brokerage agreement since November 1, 1996. On July 21, 1997, the Company sold, in the Bonneville/KDFC Disposition, KDFC-FM in San Francisco for $50,000 in cash. The assets of KDFC-FM were classified as assets held for sale in connection with the purchase price allocation of the acquisition of KKSF-FM/KDFC-FM/AM. Accordingly, KDFC-FM net income of approximately $791 for the period February 1, 1997 through July 21, 1997 has been excluded from the Company's historical condensed statement of operations. Therefore, the KDFC-FM condensed statement of operations includes the results of operations for January 1, 1997 through January 31, 1997 (the time brokerage agreement holding period in 1997) for the year ended December 31, 1997.

(v) On August 13, 1997, the Company sold, in the Douglas AM Dispositions, WBZS-AM and WZHF-AM in Washington (acquired as part of the Evergreen Viacom Acquisition -- see 8(c)) and KDFC-AM in San Francisco for $18,000 in the form of a promissory note. The assets of WBZS-AM and WZHF-AM were classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition (see 8(c)). Accordingly, WBZS-AM and WZHF-AM net income for the period July 2, 1997 to August 13, 1997 has been excluded from the Company's historical condensed statement of operations.

(w) On April 13, 1998, the Company and Secret entered into a settlement agreement regarding WFLN-FM in Philadelphia. Previously in August 1996, the Company and Secret had entered into an agreement under which the Company would acquire WFLN-FM from Secret for $37,750 in cash. In April 1997, the Company entered into an agreement to sell WFLN-FM to Greater Media for $41,800 in cash. On July 16, 1997, Secret purported to terminate the sale of WFLN-FM to the Company. The Company subsequently brought suit against Secret to enforce its rights to acquire WFLN-FM. Pursuant to a court settlement entered in August 1997 and the settlement agreement between the Company and Secret entered on April 13, 1998, (i) Secret sold WFLN-FM directly to Greater Media for $37,750, (ii) Greater Media deposited $4,050 (the difference between the Company's proposed acquisition price for WFLN-FM from Secret and the Company's proposed sale price for WFLN-FM to Greater Media) with the court and (iii) the Company received $3,500 of such amount deposited by Greater Media with the court, plus interest earned during the period which the court held such amounts (the "WFLN Settlement"), and Secret received the balance of such amounts.

(x) Chancellor began programming WBAB-FM, WBLI-FM, WGBB-AM and WHFM-FM in Long Island under a time brokerage agreement effective July 1, 1996 (see 8(d)(iv)(3)). On May 29, 1998, as part of the Capstar/SFX Transaction, the Company's time brokerage agreements regarding the Long Island properties were terminated. The results of operations of WBAB-FM, WBLI-FM, WGBB-AM and WHFM-FM in Long Island are included in Chancellor's historical condensed statement of operations for January 1, 1997 through September 5, 1997 and in the Company's historical condensed statement of operations for September 6, 1997 through December 31, 1997. Additionally, the Company's historical condensed statement of operations for the nine months ended September 30, 1998 includes the results of operations of WBAB-FM, WBLI-FM, WGBB-AM and WHFM-FM in Long Island for January 1, 1998 through May 29, 1998.

(y) Reflects the elimination of intercompany transactions between the Company and Katz for the year ended December 31, 1997.

(z) Reflects the elimination of time brokerage agreement fees received by the Company as follows:

   YEAR ENDED DECEMBER 31, 1997                              MARKET          PERIOD     REVENUE
   ----------------------------                              ------          ------     -------
   KZLA-FM............................................  Los Angeles        10/1-12/31    $(567)
   WTOP-AM............................................  Washington, D.C.   10/1-12/31     (276)
                                                                                         -----
                                                                                         $(843)
                                                                                         =====

(aa) Reflects incremental amortization related to the Completed Transactions and is based on the following allocation to intangible assets:

                                                                                                                 ADJUSTMENT
                                                      INCREMENTAL                                  HISTORICAL     FOR NET
                                                      AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    INCREASE
   YEAR ENDED DECEMBER 31, 1997                        PERIOD(i)     ASSETS, NET    EXPENSE(i)      EXPENSE      (DECREASE)
   ----------------------------                       ------------   -----------   ------------   ------------   ----------
   WWWW-FM/WDFN-AM..................................    1/1-1/31     $   26,590      $    148       $    --       $    148
   KKSF-FM(ii)......................................    1/1-1/31         58,698           326            --            326
   WJLB-FM/WMXD-FM..................................    1/1-3/31        165,559         2,759            --          2,759
   WWRC-AM..........................................     1/1-4/2         16,808           286            --            286
   WDAS-FM/AM.......................................    1/1-4/30         98,185         2,182           820          1,362
   Evergreen Viacom Acquisition(iii)................     1/1-7/2        515,654        17,379           793         16,586
   Chancellor Media Merger(iv)......................     1/1-9/5      2,178,137        98,823        23,638         75,185
   Chicago/Dallas Exchange..........................    1/1-10/7           (613)          (31)           --            (31)
   Katz Acquisition(v)..............................   1/1-10/28        354,058        10,267         7,616          2,651
   Gannett Acquisition..............................   1/1-12/29        334,892        22,264         1,228         21,036
   Denver Acquisition...............................   1/1-12/31         24,589         1,639           268          1,371
   Bonneville Option................................   1/1-12/31         62,504         4,167            --          4,167
   KODA-FM..........................................   1/1-12/31         93,294         6,220         1,441          4,779
   WWDC-FM/AM.......................................   1/1-12/31         64,338         4,289            --          4,289
   Martin Acquisition(vi)...........................   1/1-12/31        382,033        14,276        20,322         (6,046)
   Primedia Acquisition.............................   1/1-12/31         70,447         4,696         2,248          2,448
   Kunz Option(vii).................................   1/1-12/31         15,716           393            --            393
   Whiteco Acquisition(vii).........................   1/1-12/31        349,327         8,733         6,114          2,619
   Cleveland Acquisitions...........................   1/1-12/31        301,968        20,131           292         19,839
                                                                     ----------      --------       -------       --------
           Total....................................                 $5,112,184      $218,947       $64,780       $154,167
                                                                     ==========      ========       =======       ========

                                                                                                                 ADJUSTMENT
                                                      INCREMENTAL                                  HISTORICAL     FOR NET
                                                      AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    INCREASE
   NINE MONTHS ENDED SEPTEMBER 30, 1998                PERIOD(i)     ASSETS, NET    EXPENSE(i)      EXPENSE      (DECREASE)
   ------------------------------------               ------------   -----------   ------------   ------------   ----------
   Denver Acquisition...............................    1/1-1/30     $   24,589      $    137       $    --       $    137
   Bonneville Option................................     1/1-4/3         62,504         1,076            --          1,076
   KODA-FM..........................................    1/1-5/29         93,294         2,574           656          1,918
   WWDC-FM/AM.......................................     1/1-6/1         64,338         1,799            --          1,799
   Martin Acquisition(vi)...........................    1/1-7/31        382,033         8,328        12,009         (3,681)
   Primedia Acquisition.............................    1/1-9/30         70,447         3,522         1,620          1,902
   Kunz Option(vii).................................    1/1-9/30         15,716           295            --            295
   Whiteco Acquisition(vii).........................    1/1-9/30        349,327         6,550         4,666          1,884
   Cleveland Acquisitions...........................    1/1-9/30        301,968        15,098            19         15,079
                                                                     ----------      --------       -------       --------
           Total....................................                 $1,364,216      $ 39,379       $18,970       $ 20,409
                                                                     ==========      ========       =======       ========

-------------------------

     (i) Intangible assets are amortized on a straight-line basis over an estimated average 15 year life (except for the acquisition of Katz, the acquisition of Martin, the acquisition of Whiteco and the

           Kunz Option -- see (v) and (vi) below). The incremental amortization period represents the period of the year that the acquisition was not completed. Actual amortization may differ based upon final purchase price allocations.

     (ii) Intangible assets for KKSF-FM excludes (1) $50,000 of the purchase price allocated to KDFC-FM which has been classified as assets held for sale, (2) $1,500 to be reimbursed by the buyers of KDFC-FM for costs incurred in connection with relocating KKSF and (3) $4,802 of the purchase price allocated to KDFC-AM which was sold, in the Douglas AM Dispositions, on August 13, 1997.

     (iii) Intangible assets for the Evergreen Viacom Acquisition of $515,654 excludes (1) $67,231 of the purchase price allocated to WJZW-FM which was sold in the ABC/Washington Disposition on July 7, 1997 and
           (2) $12,148 of the purchase price allocated to WZHF-AM and WBZS-AM which were sold in the Douglas AM Dispositions on August 13, 1997.

     (iv) Intangible assets for the Chancellor Merger of $2,178,137 includes $293,548 of goodwill resulting from the recognition of deferred tax liabilities.

     (v) Intangible assets for the acquisition of Katz of $354,058 consist of goodwill of $249,058 and representation contract value of $105,000 with estimated average lives of 40 years and 17 years, respectively.

     (vi) Intangible assets for the acquisition of Martin consist of goodwill and non-compete agreements of $355,033 and $27,000, respectively, with estimated average lives of 40 years and 5 years, respectively. The Martin goodwill of $355,033 includes $95,125 resulting from the recognition of deferred tax liabilities.

     (vii) Intangible assets for the Kunz Option and the acquisition of Whiteco consist of goodwill of $15,716 and $349,327, respectively, with estimated average lives of 40 years.

(bb) Historical depreciation expense of the Completed Transactions is assumed to approximate depreciation expense on a pro forma basis, except as noted below. Actual depreciation may differ based upon final purchase price allocations. The following adjustments reflect incremental depreciation related to the Completed Transactions and are based on the following allocation to property and equipment:

                                                   INCREMENTAL     PROPERTY AND                    HISTORICAL    ADJUSTMENT
                                                   DEPRECIATION     EQUIPMENT,     DEPRECIATION   DEPRECIATION    FOR NET
   YEAR ENDED DECEMBER 31, 1997                     PERIOD(i)          NET          EXPENSE(i)      EXPENSE       INCREASE
   ----------------------------                    ------------   --------------   ------------   ------------   ----------
   Martin Acquisition............................   1/1-12/31        $310,952        $20,730        $ 5,004       $15,726
   Kunz Option...................................   1/1-12/31          23,573          1,572             --         1,572
   Whiteco Acquisition...........................   1/1-12/31         598,509         39,901          5,411        34,490
                                                                     --------        -------        -------       -------
           Total.................................                    $933,034        $62,203        $10,415       $51,788
                                                                     ========        =======        =======       =======

                                                   INCREMENTAL     PROPERTY AND                    HISTORICAL    ADJUSTMENT
                                                   DEPRECIATION     EQUIPMENT,     DEPRECIATION   DEPRECIATION    FOR NET
   NINE MONTHS ENDED SEPTEMBER 30, 1998             PERIOD(i)          NET          EXPENSE(i)      EXPENSE       INCREASE
   ------------------------------------            ------------   --------------   ------------   ------------   ----------
   Martin Acquisition............................   1/1- 7/31        $310,952        $12,093        $ 3,074       $ 9,019
   Kunz Option...................................   1/1- 9/30          23,573          1,179             --         1,179
   Whiteco Acquisition...........................   1/1- 9/30         598,509         29,925          4,094        25,831
                                                                     --------        -------        -------       -------
           Total.................................                    $933,034        $43,197        $ 7,168       $36,029
                                                                     ========        =======        =======       =======

     --------------------

     (i) Property and equipment is depreciated on a straight-line basis over an estimated average 15 year life. The incremental depreciation period represent the period of the year that the acquisition was not completed.

(cc) Reflects the elimination of management fees paid by the Company to Kunz of $570 for the period August 1, 1998 through September 30, 1998 in connection with the Kunz Option.

(dd) Reflects the elimination of merger expenses of $6,124 for the year ended December 31, 1997 incurred by Chancellor in connection with the Chancellor Merger.

(ee) Reflects the elimination of the profit participation fee paid by Whiteco to Metro Management Associates of $2,322 and $1,756 for the year ended December 31, 1997 and the nine months ended September 30, 1998, respectively.

(ff) Reflects the adjustment to interest expense in connection with the consummation of the Completed Transactions, the amendment and restatement of CMCLA's senior credit agreement on April 25, 1997 (the "Senior Credit Facility"), the Company's $3.00 convertible preferred stock offering completed on June 16, 1997, the offering by CMCLA of the 8 1/8% Notes on December 22, 1997, the Company's 1998 Equity Offering completed on March 13, 1998, the repurchase of CMCLA's 12% exchange debentures on June 10, 1998, the repurchase of CMCLA's 12 1/4% exchange debentures on August 19, 1998, the offering by CMCLA of the 9% Notes on September 30, 1998 and the offering by CMCLA of the 8% Senior Notes on November 17, 1998:

                                                                                 NINE MONTHS
                                                                  YEAR ENDED        ENDED
                                                                 DECEMBER 31,   SEPTEMBER 30,
                                                                     1997           1998
                                                                 ------------   -------------
   Additional bank borrowings related to:
     Completed Acquisitions....................................   $3,779,250     $2,252,191
     Completed Dispositions....................................     (349,250)            --
     Chancellor Merger(1)......................................       31,000             --
     Katz Acquisition(2).......................................      157,101             --
     New Loan Fees.............................................       10,473             --
                                                                  ----------     ----------
   Total additional bank borrowings............................   $3,628,574     $2,252,191
                                                                  ==========     ==========
   Interest expense at 7.0%....................................   $  211,500     $  104,048
   Less: historical interest expense related to completed
     station acquisitions and dispositions.....................      (20,965)       (13,052)
                                                                  ----------     ----------
   Net increase in interest expense............................      190,535         90,996
   Reduction in interest expense on bank debt related to the
     application of net proceeds of the following at 7.0%:
     $3.00 convertible preferred stock offering proceeds of
        $287,808 for the period January 1, 1997 to June 16,
        1997...................................................       (9,290)            --
     CMCLA 8 1/8% Senior Subordinated Notes due 2007 proceeds
        of $485,000 for the period January 1, 1997 to December
        22, 1997...............................................      (33,196)            --
     1998 Equity Offering proceeds used to reduce bank
        borrowings by $673,000 for the year ended December 31,
        1997...................................................      (47,110)        (9,553)
     CMCLA 9% Senior Subordinated Notes due 2008 proceeds of
        $730,000 for the year ended December 31, 1997 and the
        nine months ended September 30, 1998...................      (51,100)       (38,325)
     CMCLA 8% Senior Notes due 2008 proceeds of $730,000 for
        the year ended December 31, 1997 and the nine months
        ended September 30, 1998...............................      (51,100)       (38,325)
   Interest expense on CMCLA's $500,000 8 1/8% Senior
     Subordinated Notes due 2007 issued December 22, 1997......       39,722             --
   Interest expense on borrowings to finance the repurchase of
     CMCLA's 12% exchange debentures on June 10, 1998..........       18,200          8,089
   Interest expense on borrowings to finance the repurchase of
     CMCLA's 12 1/4% exchange debentures on August 19, 1998....        9,949          6,329
   Interest expense on CMCLA's $750,000 9% Senior Subordinated
     Notes due 2008 issued September 30, 1998..................       67,500         50,625
   Interest expense on CMCLA's $750,000 8% Senior Notes due
     2008 issued November 17, 1998.............................       60,000         45,000

                                                                                 NINE MONTHS
                                                                  YEAR ENDED        ENDED
                                                                 DECEMBER 31,   SEPTEMBER 30,
                                                                     1997           1998
                                                                 ------------   -------------
   Reduction in interest expense related to the application of the 7.0% interest rate to the Company's bank debt prior to the refinancing of the Senior Credit Facility, to
     Chancellor's bank debt prior to consummation of the
     Chancellor Merger and to Katz's bank debt prior to
     consummation of the acquisition of Katz...................      (24,838)       (11,692)
                                                                  ----------     ----------
   Total adjustment for net decrease in interest expense.......   $  169,272     $  103,144
                                                                  ==========     ==========

-------------------------

     (1) The Company incurred additional bank borrowings of $31,000 to finance estimated acquisition costs related to the Chancellor Merger.

     (2) The Company incurred additional bank borrowings of $149,601 to finance the payment of $11.00 in cash for each outstanding share of Katz common stock and $7,500 to finance estimated acquisition costs related to the acquisition of Katz.

(gg) Reflects the tax effect of the pro forma adjustments at the Company's statutory tax rate of 42% for the periods presented. The pro forma tax benefit is primarily the result of the reversal of temporary differences related to the difference in the carrying amounts of FCC licenses for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liability resulting from the temporary differences, which have arisen out of the Company's various purchase business combinations, has been recognized in connection with the purchase accounting for the related acquisitions. The Company has not recorded a valuation allowance for its pro forma tax benefit as it believes that, in accordance with Financial Accounting Standards Board Statement No. 109, on a pro forma basis, it is more likely than not to have adequate future taxable income to utilize its deferred tax assets.

(hh) Reflects the elimination of preferred stock dividends and accretion on the 12% Preferred Stock and the 12 1/4% Preferred Stock of $40,222 and $17,601 for the year ended December 31, 1997 and the nine months ended September 30, 1998, respectively, in connection with the exchange of the 12% Preferred Stock and 12 1/4% Preferred Stock into 12% Debentures and 12 1/4% Debentures, respectively, and the subsequent repurchase of all the 12% Debentures and 12 1/4% Debentures.

(ii) The pro forma combined loss per common share data is computed by dividing pro forma loss attributable to common stockholders by the weighted average common shares assumed to be outstanding. A summary of shares used in the pro forma combined loss per common share calculation follows:

                                                                   NINE MONTHS
                                               YEAR ENDED             ENDED
                                            DECEMBER 31, 1997   SEPTEMBER 30, 1998
                                            -----------------   ------------------
Historical weighted average shares
  outstanding.............................        95,636             136,427
Incremental weighted average shares
  relating to:
  Issuance of 34,617,460 shares of common
     stock in connection with the
     Chancellor Merger....................        34,617                  --
                                                 -------             -------
Shares used in the pro forma combined
  earnings per share calculation..........       130,253             136,427
                                                 =======             =======

ADJUSTMENTS TO LIN'S HISTORICAL CONDENSED STATEMENTS OF OPERATIONS RELATED TO THE COMPLETED LIN TRANSACTIONS

(9) LIN's historical condensed statement of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 and pro forma adjustments related to the Completed LIN Transactions is summarized below:

                                                                            PRO FORMA             LIN
                                                              KXAS         ADJUSTMENTS        AS ADJUSTED
                                                LIN        HISTORICAL     FOR COMPLETED      FOR COMPLETED
YEAR ENDED DECEMBER 31, 1997                 HISTORICAL   1/1-12/31(a)   LIN TRANSACTIONS   LIN TRANSACTIONS
----------------------------                 ----------   ------------   ----------------   ----------------
Gross revenues.............................   $335,243     $(110,398)              --           $224,845
Less: agency commissions...................    (43,724)       14,994               --            (28,730)
                                              --------     ---------        ---------           --------
Net revenues...............................    291,519       (95,404)              --            196,115
Operating expenses excluding depreciation
  and amortization.........................    149,815       (30,746)              --            119,069
Depreciation and amortization..............     24,789        (2,445)          25,251(b)          47,595
Corporate general and administrative.......      6,763            --               --              6,763
Tower write-offs...........................      2,697            --               --              2,697
                                              --------     ---------        ---------           --------
Operating income (loss)....................    107,455       (62,213)         (25,251)            19,991
Interest expense...........................     21,340            --           49,691(c)          71,031
Interest income............................     (1,332)           --               --             (1,332)
Equity in joint venture....................      1,532            --            3,457(d)           4,989
Merger expenses............................      7,206            --           (7,206)(e)             --
                                              --------     ---------        ---------           --------
Income (loss) before income taxes..........     78,709       (62,213)         (71,193)           (54,697)
Income tax expense (benefit)...............     30,602       (21,121)         (30,354)(f)        (20,873)
                                              --------     ---------        ---------           --------
Net income (loss)..........................   $ 48,107     $ (41,092)       $ (40,839)          $(33,824)
                                              ========     =========        =========           ========

                                                                            PRO FORMA             LIN
                                                               KXAS        ADJUSTMENTS        AS ADJUSTED
                                                  LIN       HISTORICAL    FOR COMPLETED      FOR COMPLETED
NINE MONTHS ENDED SEPTEMBER 30, 1998           HISTORICAL   1/1-3/3(a)   LIN TRANSACTIONS   LIN TRANSACTIONS
------------------------------------           ----------   ----------   ----------------   ----------------
Gross revenues...............................   $201,797     $(15,242)             --           $186,555
Less: agency commissions.....................    (24,223)       1,989              --            (22,234)
                                                --------     --------        --------           --------
Net revenues.................................    177,574      (13,253)             --            164,321
Operating expenses excluding depreciation and
  amortization...............................    100,906       (5,341)             --             95,565
Depreciation and amortization................     36,436         (436)          4,199(b)          40,199
Corporate general and administrative.........      6,140           --              --              6,140
KXTX management fee..........................      3,055           --              --              3,055
                                                --------     --------        --------           --------
Operating income (loss)......................     31,037       (7,476)         (4,199)            19,362
Interest expense.............................     40,145           --          10,044(c)          50,189
Interest income..............................       (836)          --              --               (836)
Equity in joint venture......................      4,966           --           1,474(d)           6,440
Merger expenses..............................      8,616           --          (8,616)(e)             --
                                                --------     --------        --------           --------
Income (loss) before income taxes............    (21,854)      (7,476)         (7,101)           (36,431)
Income tax expense (benefit).................      2,842           --         (16,568)(f)        (13,726)
                                                --------     --------        --------           --------
Net income (loss)............................   $(24,696)    $ (7,476)       $  9,467           $(22,705)
                                                ========     ========        ========           ========

(a) LIN Holdings Corporation and LIN Acquisition Company, two newly formed affiliates of Hicks Muse, entered into an Agreement and Plan of Merger with LIN Television Corporation on August 12, 1997. Pursuant to this agreement, on March 3, 1998, LIN Holdings acquired LIN Television by merging LIN Acquisition, its wholly-owned subsidiary, with and into LIN Television, with LIN Television surviving the merger and becoming a direct, wholly-owned subsidiary of LIN Holdings. Furthermore, on March 3, 1998, in connection with the acquisition of LIN by Hicks Muse, Hicks Muse and NBC formed a television station joint venture. The joint venture consists of KXAS-TV, formerly LIN Holdings' Dallas-Fort Worth NBC Affiliate, and KNSD-TV, formerly NBC's San Diego station. A wholly-owned subsidiary of NBC is the general partner of the joint venture and NBC operates the stations owned by the joint venture. The NBC general partner holds an approximate 80% equity interest and LIN Television holds an approximate 20% equity interest in the joint venture. Accordingly, this pro forma adjustment reflects the elimination of KXAS-TV's results of operations from LIN Television's historical condensed statements of operations for the year ended December 31, 1997 and for the period of January 1, 1998 through March 3, 1998.

(b) Reflects incremental amortization related to the Completed LIN Transactions and is based on the following allocation to intangible assets:

                                         INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
                                         AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
YEAR ENDED DECEMBER 31, 1997              PERIOD(i)        NET        EXPENSE(i)      EXPENSE       INCREASE
----------------------------             ------------   ----------   ------------   ------------   ----------
Hicks Muse Acquisition.................   1/1-12/31     $1,472,304     $36,808        $11,557       $25,251

                                         INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
                                         AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
NINE MONTHS ENDED SEPTEMBER 30, 1998      PERIOD(i)        NET        EXPENSE(i)      EXPENSE       INCREASE
------------------------------------     ------------   ----------   ------------   ------------   ----------
Hicks Muse Acquisition.................   1/1-3/3       $1,472,304     $ 6,441        $ 2,242       $ 4,199

-------------------------

  (i) Intangible assets are amortized on a straight-line basis over an estimated average 40 year life. The incremental amortization period represents the period of the year that the acquisition was not completed.

       Historical depreciation expense of the Completed LIN Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(c) Reflects the adjustment to interest expense in connection with the consummation of the Completed LIN Transactions:

                                                         YEAR ENDED       NINE MONTHS ENDED
                                                      DECEMBER 31, 1997   SEPTEMBER 30, 1998
                                                      -----------------   ------------------
Additional bank borrowings related to:
  Hicks Muse Acquisition............................      $170,000             $170,000
                                                          ========             ========
Interest expense at 7.5%............................      $ 12,750             $  2,231
Interest expense on LIN Television's $300,000 8 3/8%
  Senior Subordinated Notes due 2008 issued March 3,
  1998..............................................        25,125                4,397
Interest expense on LIN Holdings' $325,000 10%
  Senior Discount Notes due 2008 issued March 3,
  1998..............................................        32,500                5,688
Interest expense on the unused portion of LIN's loan
  commitment of $175,000 at .375%...................           656                  492
Less: historical interest expense...................       (21,340)              (2,764)
                                                          --------             --------
Total adjustment for net increase in interest
  expense...........................................      $ 49,691             $ 10,044
                                                          ========             ========

(d) Reflects LIN's 20% equity interest in the joint venture of $3,457 and $1,474 for the year ended December 31, 1997 and the period of January 1, 1998 to March 3, 1998, respectively.

(e) Reflects the elimination of merger expenses of $7,206 and $8,616 for the year ended December 31, 1997 and the nine months ended September 30, 1998, respectively, incurred by LIN Television in connection with the acquisition of LIN by Hicks Muse.

(f) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

ADJUSTMENTS TO LIN'S HISTORICAL CONDENSED STATEMENT OF OPERATIONS RELATED TO THE PENDING LIN TRANSACTIONS

(10) The detail of the historical financial data of the stations to be acquired in the Pending LIN Transactions for the year ended December 31, 1997 and the nine months ended September 30, 1998 and has been obtained from the historical financial statements of the respective companies and is summarized below:

                                                                                      PENDING
                                                 WOOD-TV/WOTV-TV      KXTX-TV           LIN
                                                   HISTORICAL        HISTORICAL     TRANSACTIONS
YEAR ENDED DECEMBER 31, 1997                      1/1-12/31(a)      1/1-12/31(b)     HISTORICAL
----------------------------                     ---------------    ------------    ------------
Gross revenues.................................      $32,839          $(30,276)       $ 2,563
Less: agency commissions.......................       (4,487)            3,212         (1,275)
                                                     -------          --------        -------
Net revenues...................................       28,352           (27,064)         1,288
Operating expenses excluding depreciation and
  amortization.................................       16,664           (18,924)        (2,260)
Depreciation and amortization..................        2,720            (2,833)          (113)
Tower write-offs...............................           --              (450)          (450)
                                                     -------          --------        -------
Income (loss) before income taxes..............        8,968            (4,857)         4,111
Income tax expense (benefit)...................           --            (1,068)        (1,068)
                                                     -------          --------        -------
Net income (loss)..............................      $ 8,968          $ (3,789)       $ 5,179
                                                     =======          ========        =======

                                                                                      PENDING
                                                  WOOD-TV/WOTV-TV      KXTX-TV          LIN
                                                    HISTORICAL       HISTORICAL     TRANSACTIONS
NINE MONTHS ENDED SEPTEMBER 30, 1998               1/1 - 9/30(a)    1/1 - 9/30(b)    HISTORICAL
------------------------------------              ---------------   -------------   ------------
Gross revenues..................................      $26,815         $(30,065)       $(3,250)
Less: agency commissions........................       (3,595)           2,944           (651)
                                                      -------         --------        -------
Net revenues....................................       23,220          (27,121)        (3,901)
Operating expenses excluding depreciation and
  amortization..................................       11,923          (19,837)        (7,914)
Depreciation and amortization...................        2,033           (2,305)          (272)
KXTX management fee.............................           --           (3,055)        (3,055)
                                                      -------         --------        -------
Net income (loss)...............................      $ 9,264         $ (1,924)       $ 7,340
                                                      =======         ========        =======

  (a) On August 12, 1997, LIN entered into an agreement to acquire certain assets and assume certain liabilities of WOOD-TV and WOTV-TV, which are both located in the Grand Rapids-Kalamazoo-Battle Creek market, from AT&T Corporation for approximately $125,500 in cash plus accretion of

       8.0% which commenced on January 1, 1998 of $7,482. LIN currently provides services to WOOD-TV and WOTV-TV pursuant to a consulting agreement with AT&T.

  (b) On August 1, 1998, LIN Texas and Southwest Sports Group, Inc. entered into an Asset Purchase Agreement pursuant to which LIN Texas will assign its purchase option and LMA rights on KXTX-TV and sell certain assets and liabilities of KXTX-TV to Southwest Sports Group. In exchange, LIN will receive 500,000 shares of Southwest Sports Group's series A convertible preferred stock, par value $100.00 per share.

(11) Reflects the elimination of fee income received by LIN for services provided to WOOD-TV and WOTV-TV of $305 and $270 for the year ended December 31, 1997 and the nine months ended September 30, 1998, respectively.

(12) Reflects incremental amortization related to the Pending LIN Transactions and is based on the following allocation to intangible assets:

                                  INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
                                  AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
YEAR ENDED DECEMBER 31, 1997       PERIOD(i)        NET        EXPENSE(i)      EXPENSE       INCREASE
----------------------------      ------------   ----------   ------------   ------------   ----------
WOOD-TV/WOTV-TV.................   1/1-12/31      $105,822       $2,646         $ 428         $2,218
KXTX-TV.........................   1/1-12/31       (25,337)        (633)         (903)           270
                                                  --------       ------         -----         ------
          Total.................                  $ 80,485       $2,012         $(475)        $2,487
                                                  ========       ======         =====         ======

                                      INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
                                      AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
NINE MONTHS ENDED SEPTEMBER 30, 1998   PERIOD(i)        NET        EXPENSE(i)      EXPENSE       INCREASE
------------------------------------  ------------   ----------   ------------   ------------   ----------
WOOD-TV/WOTV-TV...................      1/1-9/30      $105,822       $1,984         $ 321         $1,663
KXTX-TV...........................      1/1-9/30       (25,337)        (475)         (735)           260
                                                      --------       ------         -----         ------
          Total...................                    $ 80,485       $1,509         $(414)        $1,923
                                                      ========       ======         =====         ======

-------------------------

  (i) Intangible assets are amortized on a straight-line basis over an estimated average 40 year life. The incremental amortization period represents the period of the year that the acquisition was not completed.

       Historical depreciation expense of the Pending LIN Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(13) Reflects the adjustment to interest expense in connection with the consummation of the Pending LIN Transactions:

                                                         YEAR ENDED       NINE MONTHS ENDED
                                                      DECEMBER 31, 1997   SEPTEMBER 30, 1998
                                                      -----------------   ------------------
Additional bank borrowings related to:
  WOOD-TV/WOTV-TV...................................      $125,000             $125,000
Interest expense at 7.5%............................      $  9,375             $  7,031
                                                          ========             ========

(14) Reflects dividend income from the Southwest Sports Co. 6% preferred stock of $3,000 and $2,250 for the year ended December 31, 1997 and the nine months ended September 30, 1998, respectively.

(15) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS RELATED TO THE LIN MERGER

(16) Reflects incremental amortization related to the LIN merger and is based on the allocation of the total consideration as follows:

                                                         YEAR ENDED       NINE MONTHS ENDED
                                                      DECEMBER 31, 1997   SEPTEMBER 30, 1998
                                                      -----------------   ------------------
Amortization expense on $2,611,730 additional
  intangible assets, which includes $1,941,383 of
  intangible assets and $670,347 resulting from the
  recognition of deferred tax liabilities amortized
  on a straight-line basis over a period of 40
  years.............................................      $ 65,293             $ 48,970
Less: Historical amortization expense...............       (36,300)             (31,162)
                                                          --------             --------
Adjustment for net increase in amortization
  expense...........................................      $ 28,993             $ 17,808
                                                          ========             ========

     Historical depreciation expense of LIN is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(17) Reflects the adjustment to interest expense in connection with the consummation of the LIN Merger:

                                                         YEAR ENDED       NINE MONTHS ENDED
                                                      DECEMBER 31, 1997   SEPTEMBER 30, 1998
                                                      -----------------   ------------------
Interest expense on additional bank borrowings
  related to estimated financial advisors, legal,
  accounting and other professional fees of $30,000
  at 7.0%...........................................      $  2,100             $ 1,575
Reduction in interest expense related to the
  application of the 7.0% interest rate to LIN
  Television's bank debt prior to the consummation
  of the LIN merger.................................       (10,440)             (4,745)
                                                          --------             -------
Net decrease in interest expense....................      $ (8,340)            $(3,170)
                                                          ========             =======

(18) Reflects the tax effect of the pro forma adjustments at the Company's statutory tax rate of 42% for the periods presented. The pro forma tax benefit is primarily the result of the reversal of temporary differences related to the difference in the carrying amounts of FCC licenses for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liability resulting from the temporary differences, which have arisen out of the Company's various purchase business combinations, has been recognized in connection with the purchase accounting for the related acquisitions. The Company has not recorded a valuation allowance for its pro forma tax benefit as it believes that, in accordance with Financial Accounting Standards Board Statement No. 109, on a pro forma basis, it is more likely than not to have adequate future taxable income to utilize its deferred tax assets.

ADJUSTMENTS TO UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED TO THE PENDING TRANSACTIONS

(19) The detail of the historical financial data of the companies to be acquired in the Pending Transactions for the year ended December 31, 1997 and the nine months ended September 30, 1998 has been obtained from the historical financial statements of the respective companies and is summarized below:

                                                               ACQUISITIONS                           DISPOSITIONS
                                       ------------------------------------------------------------   ------------
                                                        CAPSTAR AS
                                                       ADJUSTED FOR
                                                         COMPLETED                       PHOENIX
                                       CAPSTAR/SFX      CAPSTAR AND       PEGASUS      ACQUISITION      CHICAGO
                                       TRANSACTION    PENDING CAPSTAR   ACQUISITION     HISTORICAL    DISPOSITION      PENDING
YEAR ENDED                              HISTORICAL     TRANSACTIONS      HISTORICAL        1/1-        HISTORICAL    TRANSACTIONS
DECEMBER 31, 1997                      1/1-12/31(a)    1/1-12/31(b)     1/1-12/31(c)     12/31(d)     1/1-12/31(e)    HISTORICAL
-----------------                      ------------   ---------------   ------------   -----------    ------------   ------------
Gross revenues........................   $60,701         $ 676,509        $32,371        $13,796        $(15,231)     $ 768,146
Less: agency commissions..............    (7,657)          (61,123)        (4,856)        (1,656)          1,990        (73,302)
                                         -------         ---------        -------        -------        --------      ---------
Net revenues..........................    53,044           615,386         27,515         12,140         (13,241)       694,844
Operating expenses excluding
  depreciation and amortization.......    37,857           388,397         34,083          7,132         (16,248)       451,221
Depreciation and amortization.........     7,564           146,084          1,562            184            (592)       154,802
Corporate general and
  administrative......................        --            31,565             --             --              --         31,565
Stock option compensation.............        --            11,589             --             --              --         11,589
Profit participation fee..............        --                --             --             --              --             --
Other nonrecurring costs..............        --            16,353             --             --              --         16,353
                                         -------         ---------        -------        -------        --------      ---------
Operating income (loss)...............     7,623            21,398         (8,130)         4,824           3,599         29,314
Interest expense......................        10           188,526             16             --              --        188,552
Interest income.......................        --            (8,572)            --             --              --         (8,572)
Gain on disposition of assets.........        --            (4,306)            --             --              --         (4,306)
Other (income) expense................        --             2,441          1,810             --              --          4,251
                                         -------         ---------        -------        -------        --------      ---------
Income (loss) before income taxes.....     7,613          (156,691)        (9,956)         4,824           3,599       (150,611)
Income tax expense (benefit)..........        --           (44,930)            --          1,750              --        (43,180)
Dividends and accretion on preferred
  stock of subsidiary.................        --            26,048             --             --              --         26,048
                                         -------         ---------        -------        -------        --------      ---------
Net income (loss).....................   $ 7,613         $(137,809)       $(9,956)       $ 3,074        $  3,599      $(133,479)
                                         =======         =========        =======        =======        ========      =========

                                                             ACQUISITIONS                            DISPOSITIONS
                                     -------------------------------------------------------------   ------------
                                                      CAPSTAR AS
                                                     ADJUSTED FOR
                                                     THE COMPLETED
                                                      CAPSTAR AND
                                      CAPSTAR/SFX       PENDING         PEGASUS         PHOENIX         CHICAGO
                                      TRANSACTION       CAPSTAR       ACQUISITION     ACQUISITION     DISPOSITION      PENDING
NINE MONTHS ENDED                     HISTORICAL     TRANSACTIONS     HISTORICAL      HISTORICAL      HISTORICAL     TRANSACTIONS
SEPTEMBER 30, 1998                   1/1 - 5/29(a)   1/1 - 9/30(b)   1/1 - 9/30(c)   1/1 - 9/30(d)   1/1 - 8/20(e)    HISTORICAL
------------------                   -------------   -------------   -------------   -------------   -------------   ------------
Gross revenues......................    $23,382        $ 536,090        $27,133         $10,310        $(10,931)      $ 585,984
Less: agency commissions............     (2,866)         (53,742)        (7,359)         (1,117)          1,221         (63,863)
                                        -------        ---------        -------         -------        --------       ---------
Net revenues........................     20,516          482,348         19,774           9,193          (9,710)        522,121
Operating expenses excluding
  depreciation and amortization.....     14,269          285,956         20,916           5,243         (13,026)        310,358
Depreciation and amortization.......      3,101          106,724          1,207             146            (367)        110,811
Corporate general and
  administrative....................         --           18,793             --              --              --          18,793
Stock option compensation...........         --           14,002             --              --              --          14,002
Other nonrecurring costs............         --            7,505             --              --              --           7,505
                                        -------        ---------        -------         -------        --------       ---------
Operating income (loss).............      3,146           52,368         (2,349)          3,804           3,683          60,652
Interest expense....................          4          141,394              9             275              --         141,682
Interest income.....................          1           (2,305)            --              --              --          (2,304)
Other (income) expense..............         --           29,515          1,379              --              --          30,894
                                        -------        ---------        -------         -------        --------       ---------
Income (loss) before income taxes...      3,141         (116,236)        (3,737)          3,529           3,683        (109,620)
Income tax expense (benefit)........         --          (25,548)            --           1,271              --         (24,277)
Dividends and accretion on preferred
  stock of subsidiary...............         --           21,984             --              --              --          21,984
                                        -------        ---------        -------         -------        --------       ---------
Net income (loss)...................    $ 3,141        $(112,672)       $(3,737)        $ 2,258        $  3,683       $(107,327)
                                        =======        =========        =======         =======        ========       =========

-------------------------

(a) On February 20, 1998, the Company entered into an agreement to acquire from Capstar the Capstar/ SFX Stations for an aggregate purchase price of approximately $637,500 in the Capstar/SFX Transaction. The Capstar/SFX Stations were acquired by Capstar as part of Capstar's acquisition of SFX on May 29, 1998. On May 29, 1998, the Company completed the exchange of WACE-FM and WFYV-FM in Jacksonville (valued for purposes of the Capstar/SFX Transaction at $53,000) plus $90,250 in cash to Capstar in return for KODA-FM in Houston and began programming the remaining ten Capstar/SFX Stations under time brokerage agreements. The Company also provided a loan to Capstar in the principal amount of $150,000 as part of the Capstar/SFX Transaction. A portion of the Capstar loan will be prepaid in connection with the Company's acquisition of, and the proceeds of such prepayment would be used by the Company as a portion of the purchase price for, each Capstar/SFX Station. The Company is currently assessing whether the terms of the Capstar/SFX Transaction will be modified upon the consummation of the Capstar merger. The purchase price for the remaining ten Capstar/SFX Stations will be approximately $494,250.

(b) On August 26, 1998, the Company and Capstar entered into an agreement to merge in a stock-for-stock transaction that will create the nation's largest radio broadcasting entity. Pursuant to this agreement, the Company will acquire Capstar in a reverse merger in which Capstar will be renamed Chancellor Media Corporation. Each share of Chancellor Media common stock will represent one share in the combined entity. Each share of Capstar common stock will represent 0.480 shares of common stock in the combined entity, subject to an upward adjustment not to exceed 0.025 shares to the extent that Capstar's 1998 cash flow from specified assets exceeds certain specified targets. Capstar will own and operate or program more than 340 radio stations serving 82 mid-sized markets nationwide upon completion of the Pending Capstar Transactions. Capstar's historical condensed combined statement of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 and pro forma adjustments related to the transactions completed by Capstar prior to the Capstar merger (the "Completed Capstar Transactions") and the transactions to be completed by Capstar as of October 31, 1998 ("Pending Capstar Transactions") is summarized below:

                                                                                                                       CAPSTAR AS
                                                                                                                        ADJUSTED
                                                          PRO FORMA       CAPSTAR                       PRO FORMA       FOR THE
                                                         ADJUSTMENTS    AS ADJUSTED                    ADJUSTMENTS     COMPLETED
                                           COMPLETED       FOR THE        FOR THE         PENDING        FOR THE      CAPSTAR AND
                                            CAPSTAR       COMPLETED      COMPLETED        CAPSTAR        PENDING        PENDING
YEAR ENDED                   CAPSTAR     TRANSACTIONS      CAPSTAR        CAPSTAR      TRANSACTIONS      CAPSTAR        CAPSTAR
DECEMBER 31, 1997           HISTORICAL   HISTORICAL(A)   TRANSACTIONS   TRANSACTIONS   HISTORICAL(L)   TRANSACTIONS   TRANSACTIONS
-----------------           ----------   -------------   ------------   ------------   -------------   ------------   ------------
Gross revenues............   $189,820      $445,173       $      --      $ 634,993        $41,516        $     --      $ 676,509
Less: agency
  commissions.............    (14,375)      (42,694)             --        (57,069)        (4,054)             --        (61,123)
                             --------      --------       ---------      ---------        -------        --------      ---------
Net revenues..............    175,445       402,479              --        577,924         37,462              --        615,386
Operating expenses
  excluding depreciation
  and amortization........    122,135       238,998              --        361,133         27,264              --        388,397
Depreciation and
  amortization............     28,934        47,329          62,575(B)     138,838          4,874           2,372(M)     146,084
Corporate general and
  administrative..........     14,221        15,276              --         29,497          2,068              --         31,565
Stock option
  compensation............     10,575           624              --         11,199            390              --         11,589
Other nonrecurring
  costs...................         --        20,174          (3,821)(D)     16,353             --              --         16,353
                             --------      --------       ---------      ---------        -------        --------      ---------
Operating income (loss)...       (420)       80,078         (58,754)        20,904          2,866          (2,372)        21,398
Interest expense..........     47,012        81,014          44,195(F)     172,221          5,341          10,964(N)     188,526
Interest income...........     (4,572)       (3,599)             --         (8,171)          (401)             --         (8,572)
Gain (loss) on disposition
  of assets...............       (908)        5,214              --          4,306             --              --          4,306
Increase in the fair value
  of redeemable
  warrants................         --        (2,022)          2,022(G)          --             --              --             --
Other (income) expense....      4,729        (2,901)             --          1,828            613              --          2,441
                             --------      --------       ---------      ---------        -------        --------      ---------
Income (loss) before
  income taxes............    (48,497)        8,756        (100,927)      (140,668)        (2,687)        (13,336)      (156,691)
Income tax expense
  (benefit)...............    (11,720)        2,691         (31,042)(I)    (40,071)            --          (4,859)(O)    (44,930)
Dividends and accretion on
  preferred stock of
  subsidiary..............      6,560            --          19,488(J)      26,048             --              --         26,048
                             --------      --------       ---------      ---------        -------        --------      ---------
Net income (loss).........    (43,337)        6,065         (89,373)      (126,645)        (2,687)         (8,477)      (137,809)
Preferred stock
  dividends...............      7,071        38,510         (45,581)(K)         --          5,507          (5,507)(P)         --
                             --------      --------       ---------      ---------        -------        --------      ---------
Loss attributable to
  common stockholders.....   $(50,408)     $(32,445)      $ (43,792)     $(126,645)       $(8,194)       $ (2,970)     $(137,809)
                             ========      ========       =========      =========        =======        ========      =========


                                                                      PRO FORMA        CAPSTAR                       PRO FORMA
                                                                     ADJUSTMENTS     AS ADJUSTED                    ADJUSTMENTS
                                                       COMPLETED       FOR THE         FOR THE         PENDING        FOR THE
                                                        CAPSTAR       COMPLETED       COMPLETED        CAPSTAR        PENDING
NINE MONTHS ENDED                        CAPSTAR     TRANSACTIONS      CAPSTAR         CAPSTAR      TRANSACTIONS      CAPSTAR
SEPTEMBER 30, 1998                      HISTORICAL   HISTORICAL(A)   TRANSACTIONS    TRANSACTIONS   HISTORICAL(L)   TRANSACTIONS
------------------                      ----------   -------------   ------------    ------------   -------------   ------------
Gross revenues........................   $375,569      $ 127,904       $     --       $ 503,473        $32,617        $    --
Less: agency commissions..............    (37,666)       (12,162)            --         (49,828)        (3,914)            --
                                         --------      ---------       --------       ---------        -------        -------
Net revenues..........................    337,903        115,742             --         453,645         28,703             --
Operating expenses excluding
  depreciation and amortization.......    204,135         59,409             --         263,544         19,412             --
Depreciation and amortization.........     64,823         12,833         23,813(B)      101,469          3,573          1,682(M)
Corporate general and
  administrative......................     13,996          3,208             --          17,204          1,589             --
Stock option compensation.............     13,673         74,199        (73,969)(C)      13,903             99             --
Other nonrecurring costs..............         --         35,318        (11,213)(D)       7,505             --             --
                                                                        (16,600)(E)
                                         --------      ---------       --------       ---------        -------        -------
Operating income (loss)...............     41,276        (69,225)        77,969          50,020          4,030         (1,682)
Interest expense......................     79,164         32,284         17,718(F)      129,166          4,532          7,696(N)
Interest income.......................     (1,846)          (459)            --          (2,305)            --             --
Other (income) expense................     28,475          3,269         (3,163)(H)      28,581            934             --
                                         --------      ---------       --------       ---------        -------        -------
Income (loss) before income taxes.....    (64,517)      (104,319)        63,414        (105,422)        (1,436)        (9,378)
Income tax expense (benefit)..........    (15,583)           459         (6,954)(I)     (22,078)            --         (3,470)(O)
Dividends and accretion on preferred
  stock of subsidiary.................     15,206             --          6,778(J)       21,984             --             --
                                         --------      ---------       --------       ---------        -------        -------
Net income (loss).....................    (64,140)      (104,778)        63,590        (105,328)        (1,436)        (5,908)
Preferred stock dividends.............         --         17,264        (17,264)(K)          --          4,131         (4,131)(P)
                                         --------      ---------       --------       ---------        -------        -------
Income (loss) attributable to common
  stockholders........................   $(64,140)     $(122,042)      $ 80,854       $(105,328)       $(5,567)       $(1,777)
                                         ========      =========       ========       =========        =======        =======

                                          CAPSTAR
                                        AS ADJUSTED
                                          FOR THE
                                         COMPLETED
                                        CAPSTAR AND
                                          PENDING
NINE MONTHS ENDED                         CAPSTAR
SEPTEMBER 30, 1998                      TRANSACTIONS
------------------                      ------------
Gross revenues........................   $ 536,090
Less: agency commissions..............     (53,742)
                                         ---------
Net revenues..........................     482,348
Operating expenses excluding
  depreciation and amortization.......     282,956
Depreciation and amortization.........     106,724
Corporate general and
  administrative......................      18,793
Stock option compensation.............      14,002
Other nonrecurring costs..............       7,505
                                         ---------
Operating income (loss)...............      52,368
Interest expense......................     141,394
Interest income.......................      (2,305)
Other (income) expense................      29,515
                                         ---------
Income (loss) before income taxes.....    (116,236)
Income tax expense (benefit)..........     (25,548)
Dividends and accretion on preferred
  stock of subsidiary.................      21,984
                                         ---------
Net income (loss).....................    (112,672)
Preferred stock dividends.............          --
                                         ---------
Income (loss) attributable to common
  stockholders........................   $(112,672)
                                         =========

(A) The detail of the historical financial data of the stations to be acquired or disposed of in the Completed Transactions by Capstar for the year ended December 31, 1997 and the nine months ended September 30, 1998 has been obtained from the historical financial statements of the respective stations and is summarized below:

                                                                        COMMUNITY
                                        OSBORN          OSBORN           PACIFIC       BENCHMARK       BENCHMARK        MADISON
                                      ACQUISITION     ACQUISITION      ACQUISITION    ACQUISITION     ACQUISITION     ACQUISITION
YEAR ENDED                            HISTORICAL      HISTORICAL       HISTORICAL      HISTORICAL      HISTORICAL      HISTORICAL
DECEMBER 31, 1997                     1/1-2/20(i)   TRANSACTION(ii)   1/1-7/11(iii)   1/1-8/6(iv)    TRANSACTION(v)   1/2-8/20(vi)
-----------------                     -----------   ---------------   -------------   ------------   --------------   ------------
Gross revenues......................    $3,698           $349            $2,627         $21,362          $4,417          $4,647
Less: agency commissions............      (121)           (79)             (169)         (1,796)           (371)           (517)
                                        ------           ----            ------         -------          ------          ------
Net revenues........................     3,577            270             2,458          19,566           4,046           4,130
Operating expenses excluding
 depreciation and amortization......     2,937            201             1,315          12,956           2,048           2,588
Depreciation and amortization.......       418             --               713           3,657              --             752
Corporate general and
 administrative.....................       268             --               373             348              --              75
Stock option compensation...........        --             --                --              --              --              --
Other nonrecurring costs............        --             --                --              --              --              --
                                        ------           ----            ------         -------          ------          ------
Operating income (loss).............       (46)            69                57           2,605           1,998             715
Interest expense....................       385             --               469           4,689              --             686
Interest income.....................        --             --                --              --              --              --
Gain (loss) on disposition of
 assets.............................     5,348             --                --              --              --              --
Increase in fair value of redeemable
 warrants...........................        --             --                --              --              --              --
Other (income) expense..............      (212)            --                 3             (64)             --              --
                                        ------           ----            ------         -------          ------          ------
Income (loss) before income taxes...     5,129             69              (415)         (2,020)          1,998              29
Income tax expense..................        32             --                --              --              --              --
                                        ------           ----            ------         -------          ------          ------
Net income (loss)...................     5,097             69              (415)         (2,020)          1,998              29
Preferred stock dividends...........        --             --                --              --              --              --
                                        ------           ----            ------         -------          ------          ------
Income (loss) attributable to common
 stockholders.......................    $5,097           $ 69            $ (415)        $(2,020)         $1,998          $   29
                                        ======           ====            ======         =======          ======          ======


                                         AMERON          PATTERSON         PATTERSON         GULFSTAR           SFX
                                       ACQUISITION      ACQUISITION       ACQUISITION      ACQUISITION      ACQUISITION
YEAR ENDED                             HISTORICAL     HISTORICAL 1/1-     HISTORICAL        HISTORICAL      HISTORICAL
DECEMBER 31, 1997                     1/1-10/3(vii)     12/31(viii)     TRANSACTION(ix)   TRANSACTION(x)   1/1-12/31(xi)
-----------------                     -------------   ---------------   ---------------   --------------   -------------
Gross revenues......................     $6,885           $58,358            $739              $399          $306,842
Less: agency commissions............       (790)           (5,305)            (67)              (30)          (36,478)
                                         ------           -------            ----              ----          --------
Net revenues........................      6,095            53,053             672               369           270,364
Operating expenses excluding
 depreciation and amortization......      4,352            37,334             489               273           167,063
Depreciation and amortization.......        506             5,273              --                --            38,232
Corporate general and
 administrative.....................         --             4,946              --                --             6,837
Stock option compensation...........         --                --              --                --               624
Other nonrecurring costs............         --                --              --                --            20,174
                                         ------           -------            ----              ----          --------
Operating income (loss).............      1,237             5,500             183                96            37,434
Interest expense....................        659             7,574              --                --            64,506
Interest income.....................        (13)              (13)             --                --            (2,821)
Gain (loss) on disposition of
 assets.............................         --                --              --                --                --
Increase in fair value of redeemable
 warrants...........................         --            (2,022)             --                --                --
Other (income) expense..............        160                63              --                --                --
                                         ------           -------            ----              ----          --------
Income (loss) before income taxes...        431            (4,146)            183                96           (24,251)
Income tax expense..................         --             1,704              --                --               810
                                         ------           -------            ----              ----          --------
Net income (loss)...................        431            (5,850)            183                96           (25,061)
Preferred stock dividends...........         --                --              --                --            38,510
                                         ------           -------            ----              ----          --------
Income (loss) attributable to common
 stockholders.......................     $  431           $(5,850)           $183              $ 96          $(63,571)
                                         ======           =======            ====              ====          ========

                                                                            OTHER
                                           SFX          CHANCELLOR        COMPLETED      COMPLETED
                                       HISTORICAL         MEDIA            CAPSTAR        CAPSTAR
YEAR ENDED                            ACQUISITIONS       EXCHANGE       TRANSACTIONS    TRANSACTIONS
DECEMBER 31, 1997                     COMBINED(xii)   HISTORICAL(xiii)  COMBINED(xiv)    HISTORICAL
-----------------                     -------------   ----------------  -------------   ------------
Gross revenues......................    $(52,188)         $49,425          $37,612        $445,173
Less: agency commissions............       7,469               --           (4,439)        (42,694)
                                        --------          -------          -------        --------
Net revenues........................     (44,719)          49,425           33,173         402,479
Operating expenses excluding
 depreciation and amortization......     (24,446)              --           31,888         238,998
Depreciation and amortization.......      (2,854)              --              632          47,329
Corporate general and
 administrative.....................          --               --            2,429          15,276
Stock option compensation...........          --               --               --             624
Other nonrecurring costs............          --               --               --          20,174
                                        --------          -------          -------        --------
Operating income (loss).............     (17,419)          49,425           (1,776)         80,078
Interest expense....................         492               --            1,554          81,014
Interest income.....................          --               --             (752)         (3,599)
Gain (loss) on disposition of
 assets.............................          --               --             (134)          5,214
Increase in fair value of redeemable
 warrants...........................          --               --               --          (2,022)
Other (income) expense..............      (1,067)              --           (1,784)         (2,901)
                                        --------          -------          -------        --------
Income (loss) before income taxes...     (16,844)          49,425             (928)          8,756
Income tax expense..................          --               --              145           2,691
                                        --------          -------          -------        --------
Net income (loss)...................     (16,844)          49,425           (1,073)          6,065
Preferred stock dividends...........          --               --               --          38,510
                                        --------          -------          -------        --------
Income (loss) attributable to common
 stockholders.......................    $(16,844)         $49,425          $(1,073)       $(32,445)
                                        ========          =======          =======        ========

                                                                                                        OTHER
                                  PATTERSON           SFX             SFX           CHANCELLOR        COMPLETED      COMPLETED
                                 ACQUISITION      ACQUISITION     HISTORICAL          MEDIA            CAPSTAR        CAPSTAR
NINE MONTHS ENDED                 HISTORICAL      HISTORICAL     ACQUISITIONS        EXCHANGE       TRANSACTIONS    TRANSACTIONS
SEPTEMBER 30, 1998              1/1-1/29(viii)   1/1-5/29(xi)    COMBINED(xii)   HISTORICAL(xiii)   COMBINED(xiv)    HISTORICAL
------------------              --------------   -------------   -------------   ----------------   -------------   ------------
Gross revenues................     $ 3,853         $ 141,369       $(45,485)         $20,594           $ 7,573       $ 127,904
Less: agency commissions......        (350)          (16,692)         5,479               --              (599)        (12,162)
                                   -------         ---------       --------          -------           -------       ---------
Net revenues..................       3,503           124,677        (40,006)          20,594             6,974         115,742
Operating expenses excluding
  depreciation and
  amortization................       2,523            78,235        (26,619)              --             5,270          59,409
Depreciation and
  amortization................         497            17,668         (4,875)              --              (457)         12,833
Corporate general and
  administrative..............         171             3,069             --               --               (32)          3,208
Stock option compensation.....          --            74,199             --               --                --          74,199
Other nonrecurring costs......          --            35,318             --               --                --          35,318
                                   -------         ---------       --------          -------           -------       ---------
Operating income (loss).......         312           (83,812)        (8,512)          20,594             2,193         (69,225)
Interest expense..............         645            31,565             (4)              --                78          32,284
Interest income...............          --              (353)            --               --              (106)           (459)
Other expense.................       3,163                --            160               --               (54)          3,269
                                   -------         ---------       --------          -------           -------       ---------
Income (loss) before income
  taxes.......................      (3,496)         (115,024)        (8,668)          20,594             2,275        (104,319)
Income tax expense............          --               210             --               --               249             459
                                   -------         ---------       --------          -------           -------       ---------
Net income (loss).............      (3,496)         (115,234)        (8,668)          20,594             2,026        (104,778)
Preferred stock dividends.....          --            17,264             --               --                --          17,264
                                   -------         ---------       --------          -------           -------       ---------
Income (loss) attributable to
  common stockholders.........     $(3,496)        $(132,498)      $ (8,668)         $20,594           $ 2,026       $(122,042)
                                   =======         =========       ========          =======           =======       =========

---------------

(i) On February 20, 1997, Capstar acquired Osborn Communications for approximately $118,800 consisting of $117,000 in cash and $1,800 in common stock. The purchase price includes $113,000 for 18 stations (12 FM and 6
      AM) in 6 markets and $25,700 for five stations in Huntsville and Tuscaloosa, Alabama which were pending acquisitions of Osborn and excludes $11,000 received by Capstar upon the disposition of three stations in Ft. Myers, Florida which were sold by Osborn.

(ii) Reflects the historical operating results and/or LMA or JSA expense and/or revenue of the following stations which were acquired or sold by Osborn prior to December 31, 1997: WYNU-FM and WTXT-FM.

(iii) In July 1997, Capstar acquired 11 stations (6 FM and 5 AM) in Des Moines, Iowa; Modesto-Stockton, California and Anchorage, Alaska from Community Pacific for approximately $35,000 in cash.

(iv) In August 1997, Capstar acquired 30 radio stations (20 FM and 10 AM) in 11 markets from Benchmark Partnerships.

(v) Reflects the historical operating results and/or LMA or JSA expense and/or revenue of the following stations which were acquired or sold by Benchmark prior to December 31, 1997: WSCQ-FM, WZHT-FM and WMCZ-FM.

(vi) In August 1997, Capstar acquired WIBA-AM, WIBA-FM, WMAD-FM, WTSO-AM, WZEE-FM, and WMLI-FM (4 FM and 2 AM) in Madison, Wisconsin from Madison Radio Group for approximately $38,800 in cash.

(vii) In October 1997, Capstar acquired WMJJ-FM, WERC-AM and WOWC-FM (2 FM and 1
      AM) in Birmingham, Alabama from Ameron Broadcasting, Inc. for approximately $31,500 in cash.

(viii)In January 1998, Capstar acquired 39 radio stations (25 FM and 14 AM) in Savannah, Georgia; Allentown and Harrisburg, Pennsylvania; Fresno, California; Honolulu, Hawaii; Battle Creek and Grand Rapids, Michigan; Reno, Nevada; Springfield, Illinois; and Pensacola, Florida from Patterson Broadcasting, Inc. for approximately $215,000 in cash.

(ix) Reflects the historical operating results and/or LMA or JSA expense and/or revenue of the following stations which were acquired or sold by Patterson prior to December 31, 1997: WMEZ-FM, KRDU-AM and KJOI-FM.

(x) Reflects the historical operating results and/or LMA or JSA expense and/or revenue of the following stations which were acquired or sold by GulfStar Communications, Inc. prior to December 31, 1997: KTRA-FM, KCQL-AM, KDAG-FM and KKFG-FM.

(xi) On May 19, 1998, pursuant to a merger agreement dated as of August 24, 1997 among SBI Holdings Corporation, a wholly owned subsidiary of Capstar, and SFX Broadcasting, Inc., SBI Radio Acquisition Corporation, a wholly owned subsidiary of Capstar, was merged with and into SFX, with SFX remaining as the surviving corporation (the "SFX Merger"). Upon consummation of the SFX Merger, SFX was renamed Capstar Communications, Inc. ("CCI"). Consummation of the SFX Merger added 67 radio stations (50 FM and 17 AM) and two FM/AM radio stations in which SFX sold commercial air time under a Joint Sales Agreement. The total purchase price allocated to net assets acquired was approximately $1,500,000 which included (i) the purchase and cancellation of 9,838,276 shares of SFX class A common stock at $75 per share, (ii) the purchase and cancellation of 1,047,037 shares of SFX class B common stock at $97.50 per share, (iii) the redemption of SFX series D cumulative convertible exchangeable preferred stock at $82.4025 per share, (iv) the redemption of SFX series C redeemable preferred stock at $1,009.73 per share, (v) the repayment of borrowings under the SFX credit facility of $313,000 and (vi) estimated transaction costs of $54,000.

(xii) Reflects the combined historical results of operations of (i) the following acquisitions and dispositions completed by SFX prior to the consummation of the SFX Acquisition: WPYX-FM, WHFS-FM, KTXQ-FM, KRRW-FM, WDSY-FM, WRFX-FM, WWYZ-FM, WISN-AM, WLTQ-FM, WVGO-FM, WLEE-FM, WKHK-FM, WBZU-FM, WFBQ-FM, WRZX-FM, WNDE-AM, WQFN-FM, WJZC-FM, WLAC-FM and WLAC-AM,
      (ii) the following completed acquisitions, dispositions and LMA's in connection with the SFX acquisition: Austin, Jacksonville, Greenville, Upper Fairfield, Daytona Beach -- WGNE, Houston -- KODA, Long Island and Houston -- KKPN, (iii) the following stations included in the Chancellor Exchange Agreement: WDVE-FM, WJJJ-FM, WXDX-FM, WVTY-FM, KPLN-FM, KYXY-FM, KKRW-FM, KQUE-AM, KBFB-FM and KTXQ-FM, and (iv) stations WJDX-FM and WTAE-AM to comply with the SFX Consent Decree.

(xiii)The adjustment represents the LMA fee revenue attributable to 10 SFX stations in the Dallas, Houston, San Diego and Pittsburgh markets that the Company began operating under time brokerage agreements effective May 29, 1998. The 10 SFX stations will be sold to the Company in connection with the Chancellor Exchange Agreement. In accordance with Capstar's policy, since Capstar's ownership costs, comprised of interest expense, depreciation and amortization, exceed the LMA revenue for these stations, the entire LMA fee has been recognized.

(xiv) Reflects the historical results of operations for various other Completed Capstar Transactions as follows: (a) acquisitions including the Knight, Quass, COMCO, Osborn Tuscaloosa, Osborn Huntsville, Space Coast, WRIS, Cavalier, Griffith, Emerald City, American General, Booneville, KJEM, McForhun, Livingston, KLAW, Class Act, Grant, East Penn, KOSO, Commonwealth, KDOS, Prophet Systems, Americom, KRNA, University of Alaska, ARS, Ogallala, the Reynolds Acquisitions, and Gibbons, (b) the Americom Fresno/Reno Exchange and (c) dispositions including Wilmington, Osborn Ft. Myers, Bryan, Allentown, Jackson, Westchester, Dayton, Salisbury-Ocean City, and KASH.

(B) Reflects incremental amortization related to the Completed Transactions and is based on the following allocation to intangible assets:

                                                                                   HISTORICAL    ADJUSTMENT
   COMPLETED TRANSACTIONS             AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
   YEAR ENDED DECEMBER 31, 1997          PERIOD      ASSETS, NET     EXPENSE        EXPENSE       INCREASE
   ----------------------------       ------------   -----------   ------------   ------------   ----------
   Osborn Acquisition...............    1/1-2/20     $  140,028      $ 3,012        $   246       $ 2,766
   Community Pacific Acquisition....    1/1-7/11         31,120          409            478           (69)
   Benchmark Acquisition............     1/1-8/6        168,583        2,517          2,011           506
   Madison Acquisition..............    1/1-8/20         38,246          608            474           134
   Ameron Acquisition...............    1/1-10/3         29,264          553            278           275
   Patterson Acquisition............   1/1-12/31        268,220        6,706          2,795         3,911
   SFX Acquisition..................   1/1-12/31      3,185,515       79,638         27,277        52,361
   Other Completed Capstar
     Transactions...................     Various        243,518        3,070            379         2,691
                                                     ----------      -------        -------       -------
                                                     $4,104,494      $96,513        $33,938       $62,575
                                                     ==========      =======        =======       =======

                                                                                      HISTORICAL    ADJUSTMENT
   COMPLETED TRANSACTIONS                AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
   NINE MONTHS ENDED SEPTEMBER 30, 1998     PERIOD      ASSETS, NET     EXPENSE        EXPENSE       INCREASE
   ------------------------------------  ------------   -----------   ------------   ------------   ----------
   Patterson Acquisition.............      1/1-1/29     $  268,220      $   533        $   263       $   270
   SFX Acquisition...................      1/1-5/29      3,185,515       32,510          9,515        22,995
   Other Completed Capstar
     Transactions....................       Various          7,358           91           (457)          549
                                                        ----------      -------        -------       -------
                                                        $3,461,093      $33,134        $ 9,321       $23,813
                                                        ==========      =======        =======       =======

(C) Reflects the elimination of non-recurring transaction-related compensation expense of $73,969 attributable to the voluntary settlement of the outstanding options, SARs and unit purchase options by SFX in connection with Capstar's acquisition of SFX.

(D) Reflects the elimination of non-recurring transaction-related charges of $3,821 and $11,213 for the year ended December 31, 1997 and the nine months ended September 30, 1998, respectively, recorded by SFX in connection with Capstar's acquisition of SFX and the spin-off of SFX Entertainment. These charges consist primarily of legal, accounting and regulatory fees.

(E) Reflects the elimination of the consent solicitation payments to the holders of the 10 3/4% Senior Subordinated Notes due 2006 and series E cumulative preferred stock of SFX incurred in connection with the spin-off of SFX Entertainment of $16,600 for the nine months ended September 30, 1998. The spin-off of SFX Entertainment was consummated in April 1998.

(F) Reflects the adjustment to interest expense in connection with the consummation of the Completed Capstar Transactions:

                                                        YEAR ENDED        NINE MONTHS ENDED
                                                    DECEMBER 31, 1997     SEPTEMBER 30, 1998
                                                    ------------------    ------------------
  Additional bank borrowings related to:
    Completed Acquisitions
       9 1/4% Senior Subordinated Notes due
         2007.....................................      $  199,262            $  199,262
       12 3/4% Senior Discount Notes due 2009.....         177,676               177,676
       Capstar credit facility at 8 1/10%.........       1,126,278             1,126,278
       Chancellor loan at 12%.....................         150,000               150,000
       10 3/4% Senior Subordinated Notes due
         2006.....................................         341,805               341,805
    Completed Dispositions........................        (218,627)             (218,627)
    New loan fees.................................          26,300                26,300
                                                        ----------            ----------
  Total additional borrowings.....................      $1,802,694            $1,802,694
                                                        ==========            ==========

                                                        YEAR ENDED        NINE MONTHS ENDED
                                                    DECEMBER 31, 1997     SEPTEMBER 30, 1998
                                                    ------------------    ------------------
  Interest expense on additional bank borrowings
    9 1/4% Senior Subordinated Notes due 2007.....      $   19,332            $   14,499
    12 3/4% Senior Discount Notes due 2009........          23,354                17,516
    Capstar credit facility at 8 1/10%............          74,791                56,093
    Chancellor loan at 12%........................          18,000                13,500
    10 3/4% Senior Subordinated Notes due 2006....          53,500                40,125
                                                        ----------            ----------
  Total interest expense on additional bank
    borrowings....................................         188,977               141,733
  Less: historical interest expense of the
    stations
    acquired in the Completed Transactions........         (81,014)              (32,284)
  Less: historical interest expense of the
    Company.......................................         (47,012)              (79,164)
                                                        ----------            ----------
  Net increase in interest expense................          60,951                30,285
  Reduction in interest expense on July 3, 1998
    redemption of $154,000 aggregate principal
    amount of the 10 3/4% Senior Subordinated
    Notes due 2006................................         (16,555)              (12,416)
  Reduction in interest expense on July 10, 1998
    redemption of $1,866 aggregate principal
    amount of the 10 3/4% Senior Subordinated
    Notes due 2006................................            (201)                 (151)
                                                        ----------            ----------
  Total adjustment for net increase in interest
    expense.......................................      $   44,195            $   17,718
                                                        ==========            ==========

(G) Reflects the elimination of the increase in the fair value of the redeemable warrants which were repurchased in connection with Capstar's acquisition of Patterson.

(H) Adjustment represents the elimination of transaction expenses recorded by Patterson in connection with Capstar's acquisition of Patterson.

(I) Reflects the tax effect of the pro forma adjustments at Capstar's statutory tax rate of 38% for the periods presented. The pro forma tax benefit is primarily the result of the reversal of temporary differences related to the difference in the carrying amounts of FCC licenses for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liability resulting from the temporary differences, which have arisen out of Capstar's various purchase business combinations, has been recognized in connection with the purchase accounting for the related acquisitions. Capstar has not recorded a valuation allowance for its pro forma tax benefit as it believes that, in accordance with Financial Accounting Standards Board Statement No. 109, on a pro forma basis, it is more likely than not to have adequate future taxable income to utilize its deferred tax assets.

(J) Reflects the pro forma effect of the dividends and accretion as if the related preferred stock had been outstanding at January 1, 1997, including the Capstar 12% senior exchangeable preferred stock issued June 17, 1997 as follows:

                                                                                  NINE MONTHS
                                                                  YEAR ENDED         ENDED
                                                                 DECEMBER 31,    SEPTEMBER 30,
                                                                     1997            1998
                                                                 ------------    -------------
   Preferred stock dividends and accretion related to:
     Completed Capstar transactions:
   Dividends and accretion on 12% senior exchangeable preferred
     stock.....................................................    $12,214         $  9,160
   Dividends and accretion on series E 12 5/8% cumulative
     preferred
     stock.....................................................     13,834           10,376
                                                                   -------         --------
   Total dividends and accretion...............................     26,048           19,536
   Less: historical dividends and accretion for completed
     transactions by Capstar...................................     (6,560)         (12,758)
                                                                   -------         --------
   Total adjustment for net increase in dividends and
     accretion.................................................    $19,488         $  6,778
                                                                   =======         ========

(K) Reflects the elimination of the redeemable preferred stock redeemed in connection with the acquisition of GulfStar Communications, Inc. and the elimination of preferred stock dividends and accretion and subsequent reclassification of a portion of the redeemable preferred stock dividends and accretion due to the SFX Acquisition and redemption of $119,600 and $500 liquidation preference on July 3, 1998 and July 10, 1998, respectively, of the series E 12 5/8% cumulative preferred stock of SFX as follows:

                                                                              NINE MONTHS
                                                               YEAR ENDED        ENDED
                                                              DECEMBER 31,   SEPTEMBER 30,
                                                                  1997           1998
                                                              ------------   -------------
       Preferred stock dividends related to:
          Completed Capstar Transactions:
       Redemption of GulfStar preferred stock...............    $ 7,071         $    --
       Dividends and accretion on series C 6% redeemable
        preferred stock.....................................        193             112
       Dividends and accretion on series D 6 1/2% cumulative
        convertible exchangeable preferred stock............     15,404           5,841
       Dividends and accretion on series E 12 5/8%
        cumulative preferred stock..........................     22,913          11,311
                                                                -------         -------
       Total adjustment for net increase in dividends and
        accretion...........................................    $45,581         $17,264
                                                                =======         =======

(L) The detail of the historical financial data of the stations to be acquired or disposed of in the Pending Capstar Transactions for the year ended December 31, 1997 and the nine months ended September 30, 1998 has been obtained from the historical financial statements of the respective stations and is summarized below:

                                                                                            PENDING
                                                                            CHAMPION        CAPSTAR
                                                            TRIATHLON      HISTORICAL     TRANSACTIONS
YEAR ENDED DECEMBER 31, 1997                               1/1-12/31(i)   1/1-12/31(ii)    HISTORICAL
----------------------------                               ------------   -------------   ------------
Gross revenues...........................................    $37,174         $ 4,342        $41,516
Less: agency commissions.................................     (3,533)           (521)        (4,054)
                                                             -------         -------        -------
Net revenues.............................................     33,641           3,821         37,462
Operating expenses excluding depreciation and
  amortization...........................................     23,415           3,849         27,264
Depreciation and amortization............................      4,135             739          4,874
Corporate general and administrative.....................      2,068              --          2,068
Stock option compensation................................        390              --            390
                                                             -------         -------        -------
Operating income (loss)..................................      3,633            (767)         2,866
Interest expense.........................................      4,766             575          5,341
Interest income..........................................       (401)             --           (401)
Other (income) expense...................................        137             476            613
                                                             -------         -------        -------
Net income (loss)........................................       (869)         (1,818)        (2,687)
Preferred stock dividends................................      5,507              --          5,507
                                                             -------         -------        -------
Income (loss) attributable to common stockholders........    $(6,376)        $(1,818)       $(8,194)
                                                             =======         =======        =======

                                                                  PENDING
                                                                  CAPSTAR
                                                               TRANSACTIONS
NINE MONTHS ENDED SEPTEMBER 30, 1998                           HISTORICAL(i)
------------------------------------                           -------------
Gross revenues..............................................     $ 32,617
Less: agency commissions....................................       (3,914)
                                                                 --------
Net revenues................................................       28,703
Operating expenses excluding depreciation and
  amortization..............................................       19,412
Depreciation and amortization...............................        3,573
Corporate general and administrative........................        1,589
Stock option compensation...................................           99
                                                                 --------
Operating income (loss).....................................        4,030
Interest expense............................................        4,532
Other (income) expense......................................          934
                                                                 --------
Net income (loss)...........................................       (1,436)
Preferred stock dividends...................................        4,131
                                                                 --------
Income (loss) attributable to common stockholders...........     $ (5,567)
                                                                 ========

---------------

(i) On July 23, 1998, Capstar entered into an agreement to acquire Triathlon Broadcasting Company for approximately $190,000 consisting of $130,000 in cash, and the assumption of Triathlon's outstanding debt of approximately $60,000. Triathlon operates 32 radio stations (22 FM and 10 AM) in six markets: Wichita, Kansas; Colorado Springs, Colorado; Lincoln, Nebraska; Omaha, Nebraska; Spokane, Washington; and Tri-Cities, Washington. Triathlon also owns Pinnacle Sports Productions, L.L.C., a regional sports network that controls the rights to the University of Nebraska football and other sports events.

(ii) On January 26, 1998, Capstar entered into an agreement to acquire KRRV-FM, KKST-FM, KZMZ-FM, and KDBS-AM in Alexandria, LA, KMML-FM, KBUY-FM, KNSY-FM and KIXZ-AM in Amarillo, TX, and KCDQ-FM, KCHX-FM and KMRK-FM in Midland, TX (collectively, the "Champion Stations") for $11,300 in cash. In addition to the $11,300, Capstar will make payments based upon multiples of 1998 and 1999 broadcast cash flow, to be paid in 1999 and

     2000, respectively, pursuant to certain terms of the purchase agreement. Capstar began programming the Champion Stations under a time brokerage agreement effective January 1, 1998.

(M) Reflects incremental amortization related to the Pending Capstar Transactions and is based on the following allocation to intangible assets:

                                                                              HISTORICAL    ADJUSTMENT
   PENDING CAPSTAR TRANSACTIONS  AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
   YEAR ENDED DECEMBER 31, 1997     PERIOD      ASSETS, NET     EXPENSE        EXPENSE       INCREASE
   ----------------------------  ------------   -----------   ------------   ------------   ----------
   Triathlon...................   1/1-12/31     $  200,257      $ 5,006        $ 2,396       $ 2,610
   Champion....................   1/1-12/31          8,210          205            443          (238)
                                                ----------      -------        -------       -------
                                                $  208,467      $ 5,212        $ 2,839       $ 2,372
                                                ==========      =======        =======       =======

                                                                                      HISTORICAL    ADJUSTMENT
   PENDING CAPSTAR TRANSACTIONS          AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
   NINE MONTHS ENDED SEPTEMBER 30, 1998     PERIOD      ASSETS, NET     EXPENSE        EXPENSE       INCREASE
   ------------------------------------  ------------   -----------   ------------   ------------   ----------
   Triathlon.......................        1/1-9/30        200,257        3,754          2,072         1,682
                                                         ---------       ------         ------        ------
                                                           200,257        3,754          2,072         1,682
                                                         =========       ======         ======        ======

(N) Reflects the adjustment to interest expense in connection with the consummation of the Pending Capstar Transactions:

                                                                                 NINE MONTHS
                                                                  YEAR ENDED        ENDED
                                                                 DECEMBER 31,   SEPTEMBER 30,
                                                                     1997           1998
                                                                 ------------   -------------
   Additional bank borrowings related to:
     Pending Acquisitions Capstar credit facility at 8 1/10%...    $201,300       $201,300
                                                                   ========       ========
   Interest expense on additional bank borrowings Capstar
     credit facility at 8 1/10%................................    $ 16,305       $ 12,228
   Less: historical interest expense of the stations to be
     acquired in the Pending Capstar Transactions..............      (5,341)        (4,532)
                                                                   --------       --------
   Total adjustment for net increase in interest expense.......    $ 10,964       $  7,696
                                                                   ========       ========

(O) Reflects the tax effect of the pro forma adjustments at Capstar's statutory tax rate of 38% for the periods presented. The pro forma tax benefit is primarily the result of the reversal of temporary differences related to the difference in the carrying amounts of FCC licenses for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liability resulting from the temporary differences, which have arisen out of Capstar's various purchase business combinations, has been recognized in connection with the purchase accounting for the related acquisitions. Capstar has not recorded a valuation allowance for its pro forma tax benefit as it believes that, in accordance with Financial Accounting Standards Board Statement No. 109, on a pro forma basis, it is more likely than not to have adequate future taxable income to utilize its deferred tax assets.

(P) Reflects the elimination of Triathlon's preferred stock dividends of $5,507 and $4,131 for the year ended December 31, 1997 and the nine months ended September 30, 1998, respectively. The Triathlon preferred stock will be redeemed in connection with Capstar's pending acquisition of Triathlon.

  (c) On September 3, 1998, the Company entered into an agreement to acquire Pegasus Broadcasting of San Juan, L.L.C., a television broadcasting company which owns a television station in Puerto Rico, for approximately $69,600 in cash plus various other direct acquisition costs.

  (d) On September 15, 1998, the Company entered into an agreement regarding the Phoenix Acquisition. The Company began operating KKFR-FM and KFYI-AM under a time brokerage agreement effective November 5, 1998.

  (e) On August 20, 1998, the Company entered into an agreement regarding the Chicago Disposition. The Company entered into a time brokerage agreement to sell substantially all of the broadcast time of WMVP-AM effective September 10, 1998.

(20) Reflects the elimination of intercompany transactions between the Company and Capstar for the year ended December 31, 1997 and the nine months ended September 30, 1998.

(21) Reflects incremental amortization related to the assets acquired in the Pending Transactions and is based on the allocation of the total consideration as follows:

                               INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
                               AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
YEAR ENDED DECEMBER 31, 1997    PERIOD(i)        NET        EXPENSE(i)      EXPENSE       INCREASE
----------------------------   ------------   ----------   ------------   ------------   ----------
Chicago Disposition..........   1/1-12/31         (2,844)        (190)          (339)          149
Capstar Merger(ii)...........   1/1-12/31      5,890,919      392,728        122,521       270,207
Pegasus Acquisition..........   1/1-12/31         54,111        3,607             27         3,580
Phoenix Acquisition..........   1/1-12/31         88,212        5,881            103         5,778
                                              ----------     --------       --------      --------
  Total......................                 $6,030,398     $402,026       $122,312      $279,714
                                              ==========     ========       ========      ========

PENDING TRANSACTIONS           INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
NINE MONTHS ENDED              AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
SEPTEMBER 30, 1998              PERIOD(i)        NET        EXPENSE(i)      EXPENSE       INCREASE
--------------------           ------------   ----------   ------------   ------------   ----------
Chicago Disposition..........    1/1-9/30         (2,844)        (142)         (189)            47
Capstar Merger(ii)...........    1/1-9/30      5,890,919      294,546        89,546        205,000
Pegasus Acquisition..........    1/1-9/30         54,111        2,706            20          2,686
Phoenix Acquisition..........    1/1-9/30         88,212        4,411            78          4,333
                                              ----------     --------       -------       --------
  Total......................                 $6,030,398     $301,521       $89,455       $212,066
                                              ==========     ========       =======       ========

-------------------------

       (i) Intangible assets are amortized on a straight-line basis over an estimated average 15 year life. The incremental amortization period represents the period of the year that the acquisition was not completed.

       (ii) Intangible assets for the Capstar Merger of $5,890,919 include $1,470,971 of goodwill resulting from the recognition of deferred tax liabilities.

     Historical depreciation expense of the Pending Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(22) Reflects the adjustment to interest expense in connection with the consummation of the Pending Transactions:

                                                                            NINE MONTHS
                                                             YEAR ENDED        ENDED
                                                            DECEMBER 31,   SEPTEMBER 30,
                                                                1997           1998
                                                            ------------   -------------
Additional bank borrowings related to:
  Pending Acquisitions....................................    $159,600       $159,600
  Pending Disposition.....................................     (21,000)       (21,000)
  Capstar Merger(i).......................................      50,000         50,000
                                                              --------       --------
  Total additional bank borrowings........................    $188,600       $188,600
                                                              ========       ========
  Interest expense at 7.0%................................    $ 13,202       $  9,901
Less: historical interest expense related to completed
  acquisitions and dispositions...........................         (26)          (288)
Less: reduction in interest expense related to the
  application of the 7.0% interest rate to the Company's
  bank debt prior to the refinancing of Capstar's bank
  debt prior to consummation of the Capstar Merger........     (28,298)       (15,123)
                                                              --------       --------
Total adjustment for net decrease in interest expense.....    $(15,122)      $ (5,510)
                                                              ========       ========

-------------------------

       (i) The Company will incur additional bank borrowings of $50,000 to finance estimated acquisition costs related to the Capstar merger.

(23) Reflects the tax effect of the pro forma adjustments at the Company's statutory tax rate of 42% for the periods presented. The pro forma tax benefit is primarily the result of the reversal of temporary differences related to the difference in the carrying amounts of FCC licenses for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liability resulting from the temporary differences, which have arisen out of the Company's various purchase business combinations, has been recognized in connection with the purchase accounting for the related acquisitions. The Company has not recorded a valuation allowance for its pro forma tax benefit as it believes that, in accordance with Financial Accounting Standards Board Statement No. 109, on a pro forma basis, it is more likely than not to have adequate future taxable income to utilize its deferred tax assets.

(24) The pro forma combined loss per common share data is computed by dividing pro forma loss attributable to common stockholders by the weighted average common shares assumed to be outstanding. A summary of shares used in the pro forma combined loss per common share calculation follows:

                                                          YEAR ENDED       NINE MONTHS ENDED
                                                       DECEMBER 31, 1997   SEPTEMBER 30, 1998
                                                       -----------------   ------------------
Historical weighted average shares outstanding........      130,253              136,427
Incremental weighted average shares relating to:
  16,179,646 shares of Common Stock to be issued in
     connection with the LIN merger...................       16,180               16,180
  51,643,967 shares of Common Stock to be issued in
     connection with the Capstar merger...............       51,644               51,644
                                                           --------             --------
Total incremental weighted average shares.............       67,824               67,824
                                                           --------             --------
Shares used in the pro forma combined earnings per
  share calculation...................................      198,077              204,251
                                                           ========             ========

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

                        PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma condensed combined financial statements of Chancellor Media Corporation of Los Angeles ("CMCLA" and, together with its subsidiaries, the "Company") are presented using the purchase method of accounting for all acquisitions and reflect the combination of consolidated historical financial data of the Company, each of the companies acquired in the transactions completed by the Company during 1997 and 1998 (the "Completed Transactions") and each of the companies to be acquired in the transactions of the Company pending as of the date hereof (the "Pending Transactions") and the elimination of the consolidated historical data of the stations disposed in the Completed Transactions and stations to be disposed in the Pending Transactions. The unaudited pro forma condensed combined balance sheet data at September 30, 1998 presents adjustments for the Completed Transactions, the offering of $750,000,000 aggregate principal amount of 8% Senior Notes due 2008 which was completed on November 17, 1998 (the "8% Senior Notes Offering") and the Pending Transactions, as if each such transaction had occurred at September 30, 1998. The unaudited pro forma condensed combined statement of operations data for the twelve months ended December 31, 1997 and the nine months ended September 30, 1998 presents adjustments for the Completed Transactions, financing transactions undertaken by the Company and Chancellor Radio Broadcasting Company ("CRBC") during 1997 and 1998 and the Pending Transactions, as if each such transaction occurred on January 1, 1997.

     The purchase method of accounting has been used in the preparation of the unaudited pro forma condensed combined financial statements. Under this method of accounting, the aggregate purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values. For purposes of the unaudited pro forma condensed combined financial statements, the purchase prices of the assets acquired in the Completed Transactions have been allocated based primarily on information furnished by management of the acquired or to be acquired assets. The final allocation of the respective purchase prices of the assets acquired in the Completed Transactions are determined a reasonable time after consummation of such transactions and are based on a complete evaluation of the assets acquired and liabilities assumed. Accordingly, the information presented herein may differ from the final purchase price allocation; however, such allocations are not expected to differ materially from the preliminary amounts.

     In the opinion of the Company's management, all adjustments have been made that are necessary to present fairly the pro forma data.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the respective financial statements and related notes thereto of the Company which have previously been reported. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have been achieved had the transactions reflected therein been consummated as of the dates indicated, or of the results of operations or financial positions for any future periods or dates.

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

                       UNAUDITED PRO FORMA BALANCE SHEET
                             AT SEPTEMBER 30, 1998
                                 (IN THOUSANDS)

                                                                  PRO FORMA         COMPANY         PRO FORMA
                                                                 ADJUSTMENTS      AS ADJUSTED      ADJUSTMENTS
                                                     COMPANY       FOR THE          FOR THE          FOR THE
                                                    HISTORICAL    COMPLETED        COMPLETED         PENDING          COMPANY
                                                    AT 9/30/98   TRANSACTIONS     TRANSACTIONS   TRANSACTIONS(3)     PRO FORMA
                                                    ----------   ------------     ------------   ---------------     ----------
ASSETS:
Current assets....................................  $  376,797    $   40,186(1)    $  416,983       $      --        $  416,983
Note receivable from affiliate....................     150,000            --          150,000        (150,000)               --
Property and equipment, net.......................     299,906       628,519(1)       928,425          10,036           938,461
Intangible assets, net............................   5,036,250       737,458(1)     5,773,708         569,203         6,342,911
Other assets......................................     162,142        27,164(1)       203,306                           203,306
                                                                      (6,000)(1)
                                                                      20,000(2)
                                                    ----------    ----------       ----------       ---------        ----------
        Total assets..............................  $6,025,095    $1,447,327       $7,472,422       $ 429,239        $7,901,661
                                                    ==========    ==========       ==========       =========        ==========

LIABILITIES AND STOCKHOLDER'S EQUITY:
LIABILITIES:
Current liabilities...............................  $  177,472    $    5,088(1)    $  182,560       $      --        $  182,560
Long-term debt....................................   3,018,000     1,386,412(1)     4,424,412         413,250         4,837,662
                                                                     750,000(2)
                                                                    (730,000)(2)
Deferred tax liabilities..........................     360,618        35,827(1)       396,445           6,396           402,841
Other liabilities.................................      60,403            --           60,403                            60,403
                                                    ----------    ----------       ----------       ---------        ----------
        Total liabilities.........................   3,616,493     1,447,327        5,063,820         419,646         5,483,466

STOCKHOLDER'S EQUITY:
Common stock......................................           1            --                1              --                 1
Additional paid in capital........................   2,654,273            --        2,654,273              --         2,654,273
Accumulated deficit...............................    (245,672)           --         (245,672)          9,593          (236,079)
                                                    ----------    ----------       ----------       ---------        ----------
        Total stockholder's equity................   2,408,602            --        2,408,602           9,593         2,418,195
                                                    ----------    ----------       ----------       ---------        ----------
        Total liabilities and stockholder's
          equity..................................  $6,025,095    $1,447,327       $7,472,422       $ 429,239        $7,901,661
                                                    ==========    ==========       ==========       =========        ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (IN THOUSANDS)

                                                                                   PRO FORMA
                                                                                  ADJUSTMENTS         COMPANY AS
                                                                    COMPLETED       FOR THE          ADJUSTED FOR      PENDING
                                                      COMPANY     TRANSACTIONS     COMPLETED          COMPLETED      TRANSACTIONS
           YEAR ENDED DECEMBER 31, 1997              HISTORICAL   HISTORICAL(4)   TRANSACTIONS       TRANSACTIONS   HISTORICAL(15)
           ----------------------------              ----------   -------------   ------------       ------------   --------------
Gross revenues.....................................   $663,804      $765,850       $ (17,651)(5)      $1,411,160       $59,266
                                                                                        (843)(6)
Less: agency commissions...........................    (81,726)      (72,725)             --            (154,451)       (7,323)
                                                      --------      --------       ---------          ----------       -------
Net revenues.......................................    582,078       693,125         (18,494)          1,256,709        51,943
Operating expenses excluding depreciation and
  amortization.....................................    316,248       403,083         (14,395)(5)         704,936        28,741
Depreciation and amortization......................    185,982        74,900          (2,677)(5)         464,160         7,156
                                                                                     154,167(7)                             --
                                                                                      51,788(8)
Corporate general and administrative...............     21,442        24,227              --              45,669            --
Merger expense.....................................         --         6,124          (6,124)(10)             --            --
Restructuring charge...............................         --        15,958              --              15,958            --
Stock option compensation..........................         --         3,083              --               3,083            --
Profit participation fee...........................         --         2,322          (2,322)(11)             --
                                                      --------      --------       ---------          ----------       -------
Operating income (loss)............................     58,406       163,428        (198,931)             22,903        16,046
Interest expense...................................     85,017        89,086            (579)(5)         349,584            10
                                                                                     176,060(12)
Interest income....................................     (1,922)       (1,266)             --              (3,188)           --
Gain on disposition of assets......................    (18,380)           --              --             (18,380)           --
Other (income) expense.............................        383        (1,599)             --              (1,216)           --
                                                      --------      --------       ---------          ----------       -------
Income (loss) before income taxes..................     (6,692)       77,207        (374,412)           (303,897)       16,036
Income tax expense (benefit).......................      7,802        18,775        (134,684)(13)       (108,107)        1,750
                                                      --------      --------       ---------          ----------       -------
Net income (loss)..................................    (14,494)       58,432        (239,728)           (195,790)       14,286
Preferred stock dividends..........................     12,901        27,321         (40,222)(14)             --            --
                                                      --------      --------       ---------          ----------       -------
Income (loss) attributable to common stock.........   $(27,395)     $ 31,111       $(199,506)         $ (195,790)      $14,286
                                                      ========      ========       =========          ==========       =======

                                                      PRO FORMA
                                                     ADJUSTMENTS
                                                       FOR THE
                                                       PENDING           COMPANY
           YEAR ENDED DECEMBER 31, 1997              TRANSACTIONS       PRO FORMA
           ----------------------------              ------------       ----------
Gross revenues.....................................    $     --         $1,470,426
Less: agency commissions...........................          --           (161,774)
                                                       --------         ----------
Net revenues.......................................          --          1,308,652
Operating expenses excluding depreciation and
  amortization.....................................          --            733,677
Depreciation and amortization......................      32,309(16)        503,625
                                                             --
Corporate general and administrative...............          --             45,669
Merger expense.....................................          --                 --
Restructuring charge...............................          --             15,958
Stock option compensation..........................          --              3,083
Profit participation fee...........................                             --
                                                       --------         ----------
Operating income (loss)............................     (32,309)             6,640
Interest expense...................................      28,917(17)        378,511
                                                             --
Interest income....................................          --             (3,188)
Gain on disposition of assets......................          --            (18,380)
Other (income) expense.............................          --             (1,216)
                                                       --------         ----------
Income (loss) before income taxes..................     (61,226)          (349,087)
Income tax expense (benefit).......................     (20,310)(18)      (126,667)
                                                       --------         ----------
Net income (loss)..................................     (40,916)          (222,420)
Preferred stock dividends..........................          --                 --
                                                       --------         ----------
Income (loss) attributable to common stock.........    $(40,916)        $ (222,420)
                                                       ========         ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                 (IN THOUSANDS)

                                                                    PRO FORMA                                         PRO FORMA
                                                                   ADJUSTMENTS        COMPANY AS                     ADJUSTMENTS
                                                     COMPLETED       FOR THE         ADJUSTED FOR      PENDING         FOR THE
                                       COMPANY     TRANSACTIONS     COMPLETED         COMPLETED      TRANSACTIONS      PENDING
NINE MONTHS ENDED SEPTEMBER 30, 1998  HISTORICAL   HISTORICAL(4)   TRANSACTIONS      TRANSACTIONS   HISTORICAL(15)   TRANSACTIONS
------------------------------------  ----------   -------------   ------------      ------------   --------------   ------------
Gross revenues.....................   $1,015,562     $204,979       $      --         $1,220,541       $22,761         $     --
Less: agency commissions...........     (116,466)     (20,832)             --           (137,298)       (2,762)              --
                                      ----------     --------       ---------         ----------       -------         --------
Net revenues.......................      899,096      184,147              --          1,083,243        19,999               --
Operating expenses excluding
  depreciation and amortization....      491,924       92,044              --            583,968         6,486               --
Depreciation and amortization......      315,772       27,061          20,409(7)         399,271         2,880           24,945(16)
                                                                       36,029(8)
Corporate general and
  administrative...................       25,188        6,545            (570)(9)         31,163                             --
Executive severance charge.........       59,475           --              --             59,475            --               --
Profit participation fee...........           --        1,756          (1,756)(11)            --
                                      ----------     --------       ---------         ----------       -------         --------
Operating income (loss)............        6,737       56,741         (54,112)             9,366        10,633          (24,945)
Interest expense...................      145,992       13,052         103,144(12)        262,188           279           21,416(17)
Interest income....................      (10,283)        (357)             --            (10,640)            1               --
Gain on disposition of
  representation contracts.........      (29,767)          --              --            (29,767)           --               --
Other (income) expense.............     (127,404)       5,488              --           (121,916)           --               --
                                      ----------     --------       ---------         ----------       -------         --------
Income (loss) before income taxes...      28,199       38,558        (157,256)           (90,499)       10,353          (46,361)
Income tax expense (benefit).......       32,507           --         (55,869)(13)       (23,362)        1,271          (16,079)(18)
                                      ----------     --------       ---------         ----------       -------         --------
Net income (loss)..................       (4,308)      38,558        (101,387)           (67,137)        9,082          (30,282)
Preferred stock dividends..........       17,601           --         (17,601)(14)            --            --               --
                                      ----------     --------       ---------         ----------       -------         --------
Income (loss) attributable to common
  stock............................   $  (21,909)    $ 38,558       $ (83,786)        $  (67,137)      $ 9,082         $(30,282)
                                      ==========     ========       =========         ==========       =======         ========


                                       COMPANY
NINE MONTHS ENDED SEPTEMBER 30, 1998  PRO FORMA
------------------------------------  ----------
Gross revenues.....................   $1,243,302
Less: agency commissions...........     (140,060)
                                      ----------
Net revenues.......................    1,103,242
Operating expenses excluding
  depreciation and amortization....      590,454
Depreciation and amortization......      427,096
Corporate general and
  administrative...................       31,163
Executive severance charge.........       59,475
Profit participation fee...........           --
                                      ----------
Operating income (loss)............       (4,946)
Interest expense...................      283,883
Interest income....................      (10,639)
Gain on disposition of
  representation contracts.........      (29,767)
Other (income) expense.............     (121,916)
                                      ----------
Income (loss) before income taxes...    (126,507)
Income tax expense (benefit).......      (38,170)
                                      ----------
Net income (loss)..................      (88,337)
Preferred stock dividends..........           --
                                      ----------
Income (loss) attributable to common
  stock............................   $  (88,337)
                                      ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE COMPLETED TRANSACTIONS

(1) Reflects the Completed Transactions that were completed after September 30, 1998 as follows:

                                                                        PURCHASE PRICE ALLOCATION
                                       -----------------------------------------------------------------------------------------
                                                              PROPERTY AND   INTANGIBLE                              DEFERRED
              COMPLETED                 PURCHASE    CURRENT    EQUIPMENT,     ASSETS,      OTHER      CURRENT          TAX
            TRANSACTIONS                 PRICE      ASSETS       NET(a)        NET(b)     ASSETS    LIABILITIES   LIABILITIES(c)
            ------------               ----------   -------   ------------   ----------   -------   -----------   --------------
Z Spanish Acquisition(d).............  $   25,000   $    --     $     --      $     --    $25,000     $    --        $     --
Primedia Acquisition(e)..............      74,770        --        4,323        70,447         --          --              --
Kunz Option(f).......................      39,289        --       23,573        15,716         --          --              --
Whiteco Acquisition(g)...............     974,221    29,180      598,509       349,327      2,164      (4,959)             --
Cleveland Acquisitions(h)............     279,132    11,006        2,114       301,968         --        (129)        (35,827)
                                       ----------   -------     --------      --------    -------     -------        --------
                                       $1,392,412   $40,186     $628,519      $737,458    $27,164     $(5,088)       $(35,827)
                                       ==========   =======     ========      ========    =======     =======        ========

                                              FINANCING
                                       -----------------------
                                       DECREASE    INCREASE IN
              COMPLETED                IN OTHER     LONG-TERM
            TRANSACTIONS                ASSETS        DEBT
            ------------               ---------   -----------
Z Spanish Acquisition(d).............   $   --     $   25,000
Primedia Acquisition(e)..............       --         74,770
Kunz Option(f).......................    6,000         33,289
Whiteco Acquisition(g)...............       --        974,221
Cleveland Acquisitions(h)............       --        279,132
                                        ------     ----------
                                        $6,000     $1,386,412
                                        ======     ==========

---------------

(a) The Company has assumed that the historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based on information provided by management of the respective companies acquired in the Completed Transactions.

(b) The Company, on a preliminary basis, has allocated the intangible assets of the radio acquisitions to broadcast licenses with an estimated average life of 15 years and has allocated the intangible assets of the outdoor acquisitions to goodwill with an estimated average life of 40 years. The amounts allocated to net intangible assets are preliminary and are based upon historical information from prior radio and outdoor acquisitions.

(c)  Reflects the tax effect upon consummation of the transaction.

(d) On October 9, 1998, the Company acquired approximately a 24.1% non-voting interest in Z-Spanish Media Corporation for $25,000 in cash. Z-Spanish Media, which is headquartered in Sacramento, California, is the owner and operator of 22 Hispanic format radio stations in California, Texas, Arizona and Illinois.

(e) On October 23, 1998, the Company acquired Primedia Broadcast Group, Inc. and certain of its affiliates, which own and operate eight FM stations in Puerto Rico, for approximately $76,050 in cash less working capital deficit of $1,280 plus various other direct acquisition costs.

(f) On November 13, 1998, the Company acquired approximately 1,000 display faces from Kunz & Company for $33,289 in cash plus various other direct acquisition costs (the "Kunz Option"). Martin had previously paid $6,000 in cash to Kunz & Company on July 31, 1997. Martin began operating these 1,000 display faces under a management agreement effective July 31, 1997.

(g) On December 1, 1998, the Company acquired the assets of the Outdoor Advertising division of Whiteco Industries, Inc., an outdoor advertising company with over 22,000 billboards and outdoor displays in 34 states, for $930,000 in cash plus working capital of $24,221 subject to certain adjustments and various other direct acquisition costs of approximately $20,000.

(h) On January 28, 1999, the Company acquired Wincom Broadcasting Corporation which owns WQAL-FM in Cleveland. The Company began operating WQAL-FM under a time brokerage agreement effective October 1, 1998. On February 2, 1999, the Company acquired additional radio stations in Cleveland including (i) WDOK-FM and WRMR-AM from Independent Group Limited Partnership, (ii) WZAK-FM from Zapis Communications and (iii) Zebra Broadcasting Corporation which owns WZJM-FM and WJMO-AM. The six Cleveland stations were acquired for an aggregate purchase price of $275,000 in cash plus working capital of $4,132 subject to certain adjustments (the "Cleveland Acquisitions").

(2) Reflects the proceeds of approximately $730,000 received on November 17, 1998 from the issuance of $750,000 of 8% Senior Notes due 2008 (the "8% Senior Notes"), net of deferred debt issuance costs of $20,000 (the "8% Senior Notes Offering"). The net proceeds from the 8% Senior Notes Offering will be used to reduce bank borrowings under the revolving credit portion of the Senior Credit Facility and the excess proceeds will be invested in short-term investment grade securities.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE PENDING TRANSACTIONS

(3) Reflects the Pending Transactions as follows:

                                                                                                                FINANCING
                                                                                                        -------------------------
                                                      PURCHASE PRICE ALLOCATION                          DECREASE      INCREASE
                                 --------------------------------------------------------------------    IN NOTES     (DECREASE)
                                 PURCHASE/   PROPERTY AND   INTANGIBLE      DEFERRED                    RECEIVABLE        IN
                                  (SALES)     EQUIPMENT,     ASSETS,          TAX         ACCUMULATED      FROM       LONG-TERM
     PENDING TRANSACTIONS          PRICE        NET(a)        NET(b)     LIABILITIES(c)   DEFICIT(d)    AFFILIATE        DEBT
     --------------------        ---------   ------------   ----------   --------------   -----------   ----------   ------------
Capstar/SFX Acquisition(e).....  $494,250      $10,415       $483,835       $    --         $    --      $150,000      $344,250
Chicago Disposition(f).........   (21,000)      (2,167)        (2,844)       (6,396)         (9,593)           --       (21,000)
Phoenix Acquisition(g).........    90,000        1,788         88,212            --              --            --        90,000
                                 --------      -------       --------       -------         -------      --------      --------
      Total....................  $563,250      $10,036       $569,203       $(6,396)        $(9,593)     $150,000      $413,250
                                 ========      =======       ========       =======         =======      ========      ========

---------------

(a) The Company has assumed that historical balances of net property and equipment to be acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by management of the respective companies to be acquired in the Pending Transactions.

(b) The Company, on a preliminary basis, has allocated the intangible assets of the radio acquisitions to broadcast licenses with an estimated average life of 15 years. The amounts allocated to net intangible assets are preliminary and are based upon historical information from prior radio acquisitions.

(c)  Reflects the tax effect upon consummation of the transaction.

(d) Reflects the gain on sale, net of tax, upon consummation of the transaction.

(e) On February 20, 1998, the Company entered into an agreement to acquire from Capstar KTXQ-FM and KBFB-FM in Dallas/Ft. Worth, KODA-FM, KKRW-FM and KQUE-FM in Houston, KPLN-FM and KYXY-FM in San Diego and WDRV-FM, WJJJ-FM, WXDX-FM and WDVE-FM in Pittsburgh (collectively, the "Capstar/SFX Stations") for an aggregate purchase price of approximately $637,500 in a series of purchases and exchanges over a period of three years (the "Capstar/SFX Transaction"). The Capstar/SFX Stations were acquired by Capstar as part of Capstar's acquisition of SFX on May 29, 1998. On May 29, 1998, the Company completed the Houston Exchange (as defined) and began operating the remaining ten Capstar/SFX Stations under time brokerage agreements. The Company also provided a loan to Capstar in the principal amount of $150,000 (the "Capstar Loan") as part of the Capstar/SFX Transaction. A portion of the Capstar Loan will be prepaid by Capstar in connection with the Company's acquisition of, and the proceeds of such prepayment would be used by the Company as a portion of the purchase price for, each Capstar/SFX Station. The purchase price for the remaining ten Capstar/SFX Stations will be approximately $494,250. The Company is currently assessing whether the terms of the Capstar/SFX Transaction will be modified upon the consummation of the Capstar Merger by Chancellor Media.

(f) On August 20, 1998, the Company entered into an agreement to sell WMVP-AM in Chicago to ABC, Inc. for $21,000 in cash (the "Chicago Disposition"). The Company entered into a time brokerage agreement to sell substantially all of the broadcast time of WMVP-AM effective September 10, 1998.

(g) On September 15, 1998, the Company entered into an agreement to acquire KKFR-FM and KFYI-AM in Phoenix from The Broadcast Group, Inc. for $90,000 in cash plus various other direct acquisition costs. The Company began operating KKFR-FM and KFYI-AM under a time brokerage agreement effective November 5, 1998.

ADJUSTMENTS TO UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED TO THE COMPLETED TRANSACTIONS

(4) The detail of the historical financial data of the companies acquired or disposed of in the Completed Transactions for the year ended December 31, 1997 and for the nine months ended September 30, 1998 has been obtained from the historical financial statements of the respective companies and is summarized below:

                                                                          ACQUISITIONS
                                   -------------------------------------------------------------------------------------------
                                                                                   CRBC AS
                                                                   EVERGREEN     ADJUSTED FOR
                                                     WUSL-FM         VIACOM       COMPLETED        KDGE-FM           KATZ
                                    WDAS-FM/AM       WIOQ-FM      ACQUISITION        CRBC          KZPS-FM       ACQUISITION
                                    HISTORICAL     HISTORICAL      HISTORICAL    TRANSACTIONS    HISTORICAL       HISTORICAL
YEAR ENDED DECEMBER 31, 1997       1/1 - 5/1(a)   1/1 - 5/15(b)   1/1 - 7/2(c)   1/1 - 9/5(d)   1/1 - 7/31(e)   1/1 - 10/28(f)
----------------------------       ------------   -------------   ------------   ------------   -------------   --------------
Gross revenues...................     $5,028         $7,088         $38,972        $241,481        $7,616          $144,886
Less: agency commissions.........       (680)          (829)         (5,470)        (30,754)         (929)               --
                                      ------         ------         -------        --------        ------          --------
Net revenues.....................      4,348          6,259          33,502         210,727         6,687           144,886
Operating expenses excluding
 depreciation and amortization...      2,533          3,649          14,936         119,328         5,293           109,341
Depreciation and amortization....        875             --           2,279          30,505           280               141
Corporate general and
 administrative..................        172            141             682           7,580            --             8,105
Merger expense...................         --             --              --           6,124            --                --
Restructuring charge.............         --             --              --              --            --            15,958
Stock option compensation........         --             --              --           3,083            --                --
Profit participation fee.........         --             --              --              --            --                --
                                      ------         ------         -------        --------        ------          --------
Operating income (loss)..........        768          2,469          15,605          44,107         1,114            11,341
Interest expense.................         19            990              --          49,812            --            18,310
Interest income..................        (21)            --              --            (218)           --              (170)
Gain on disposition of assets....         --             --              --              --            --                --
Other (income) expense...........        884             --              --            (584)           12                --
                                      ------         ------         -------        --------        ------          --------
Income (loss) before income
 taxes...........................       (114)         1,479          15,605          (4,903)        1,102            (6,799)
Income tax expense (benefit).....         --             --           5,892           1,180            --             1,912
                                      ------         ------         -------        --------        ------          --------
Net income (loss)................       (114)         1,479           9,713          (6,083)        1,102            (8,711)
Preferred stock dividends........         --             --              --          27,321            --                --
                                      ------         ------         -------        --------        ------          --------
Income (loss) attributable to
 common stock....................     $ (114)        $1,479         $ 9,713        $(33,404)       $1,102          $ (8,711)
                                      ======         ======         =======        ========        ======          ========

                                                                     ACQUISITIONS
                                   ---------------------------------------------------------------------------------

                                                                       KBIG-FM
                                      GANNETT          KXPK-FM         KLDE-FM
                                     HISTORICAL      HISTORICAL        WBIX-FM          KODA-FM         WWDC-FM/AM
YEAR ENDED DECEMBER 31, 1997       1/1 - 12/29(g)   1/1 - 8/31(h)   1/1 - 10/10(i)   1/1 - 12/31(j)   1/1 - 12/31(k)
----------------------------       --------------   -------------   --------------   --------------   --------------
Gross revenues...................     $61,057          $3,460          $33,125          $20,869           $11,416
Less: agency commissions.........      (8,052)           (458)          (4,636)          (2,889)           (1,430)
                                      -------          ------          -------          -------           -------
Net revenues.....................      53,005           3,002           28,489           17,980             9,986
Operating expenses excluding
 depreciation and amortization...      26,303           2,816           18,277            7,535             5,597
Depreciation and amortization....       1,736             198               --            1,848                90
Corporate general and
 administrative..................
Merger expense...................          --              --               --               --                --
Restructuring charge.............          --              --               --               --                --
Stock option compensation........          --              --               --               --                --
Profit participation fee.........          --              --               --               --                --
                                      -------          ------          -------          -------           -------
Operating income (loss)..........      24,966             (12)          10,212            8,597             4,299
Interest expense.................          --              --               --               --               123
Interest income..................          --              --               --               --               (36)
Gain on disposition of assets....          --              --               --               --                --
Other (income) expense...........        (375)            (81)              --               --               (98)
                                      -------          ------          -------          -------           -------
Income (loss) before income
 taxes...........................      25,341              69           10,212            8,597             4,310
Income tax expense (benefit).....      10,127              --               --               --                --
                                      -------          ------          -------          -------           -------
Net income (loss)................      15,214              69           10,212            8,597             4,310
Preferred stock dividends........          --              --               --               --                --
                                      -------          ------          -------          -------           -------
Income (loss) attributable to
 common stock....................     $15,214          $   69          $10,212          $ 8,597           $ 4,310
                                      =======          ======          =======          =======           =======

                                                              ACQUISITIONS
                                   -----------------------------------------------------------------
                                     MARTIN AS
                                    ADJUSTED FOR
                                     COMPLETED         PRIMEDIA         WHITECO         CLEVELAND
                                       MARTIN        ACQUISITION      ACQUISITION      ACQUISITIONS
                                    TRANSACTIONS      HISTORICAL       HISTORICAL       HISTORICAL
YEAR ENDED DECEMBER 31, 1997       1/1 - 12/31(l)   1/1 - 12/31(m)   1/1 - 12/31(n)   1/1 - 12/31(o)
----------------------------       --------------   --------------   --------------   --------------
Gross revenues...................     $84,882          $15,732          $126,801         $33,728
Less: agency commissions.........      (8,983)          (3,482)           (8,703)         (4,102)
                                      -------          -------          --------         -------
Net revenues.....................      75,899           12,250           118,098          29,626
Operating expenses excluding
 depreciation and amortization...      38,836            7,986            63,984          16,433
Depreciation and amortization....      25,326            2,916            11,525             673
Corporate general and
 administrative..................       1,080               --             6,074             481
Merger expense...................          --               --                --              --
Restructuring charge.............          --               --                --              --
Stock option compensation........          --               --                --              --
Profit participation fee.........          --               --             2,322              --
                                      -------          -------          --------         -------
Operating income (loss)..........      10,657            1,348            34,193          12,039
Interest expense.................      17,013            2,102                 4             714
Interest income..................        (293)             (25)               --            (513)
Gain on disposition of assets....          --               --                --              --
Other (income) expense...........       1,767               66            (1,833)         (1,357)
                                      -------          -------          --------         -------
Income (loss) before income
 taxes...........................      (7,830)            (795)           36,022          13,195
Income tax expense (benefit).....          --              (53)               --              75
                                      -------          -------          --------         -------
Net income (loss)................      (7,830)            (742)           36,022          13,120
Preferred stock dividends........          --               --                --              --
                                      -------          -------          --------         -------
Income (loss) attributable to
 common stock....................     $(7,830)         $  (742)         $ 36,022         $13,120
                                      =======          =======          ========         =======

                                                                            DISPOSITIONS
                                    --------------------------------------------------------------------------------------------
                                       WPEG-FM
                                     WBAV-FM/AM                                                                         SAN
                                       WRFX-FM                         WPNT-FM                                       FRANCISCO
                                       WFNZ-AM         WNKS-FM        HISTORICAL      WEJM-FM/AM       WJZW-FM       FREQUENCY
                                     HISTORICAL      HISTORICAL         5/30 -        HISTORICAL      HISTORICAL     HISTORICAL
                                    1/1 - 5/15(b)   1/1 - 5/15(p)      6/19(q)       1/1 - 8/26(r)   1/1 - 7/7(s)   1/1 - 7/7(t)
                                    -------------   -------------   --------------   -------------   ------------   ------------
Gross revenues....................     $(7,788)        $(1,332)         $(567)          $(1,279)         $(4,137)     $(1,370)
Less: agency commissions..........       1,029             142             93               135              567          178
                                       -------         -------          -----           -------          -------      -------
Net revenues......................      (6,759)         (1,190)          (474)           (1,144)          (3,570)      (1,192)
Operating expenses excluding
 depreciation and amortization....      (3,569)           (994)          (285)           (1,276)          (2,161)      (1,738)
Depreciation and amortization.....          --            (212)          (279)             (305)            (315)         (84)
Corporate general and
 administrative...................          --              --             --                --              (70)          --
Merger expense....................          --              --             --                --               --           --
Restructuring charge..............          --              --             --                --               --           --
Stock option compensation.........          --              --             --                --               --           --
Profit participation fee..........          --              --             --                --               --           --
                                       -------         -------          -----           -------          -------      -------
Operating income (loss)...........      (3,190)             16             90               437           (1,024)         630
Interest expense..................          --              --             --                --               --           --
Interest income...................          --              --             --                --               --           --
Other (income) expense............          --              --             --                --               --           --
                                       -------         -------          -----           -------          -------      -------
Income (loss) before income
 taxes............................      (3,190)             16             90               437           (1,024)         630
Income tax benefit................          --              --             --                --             (260)          --
                                       -------         -------          -----           -------          -------      -------
Net income (loss).................      (3,190)             16             90               437             (764)         630
Preferred stock dividends.........          --              --             --                --               --           --
                                       -------         -------          -----           -------          -------      -------
Income (loss) attributable to
 common stock.....................     $(3,190)        $    16          $  90           $   437          $  (764)     $   630
                                       =======         =======          =====           =======          =======      =======

                                                                     DISPOSITIONS
                                    -------------------------------------------------------------------------------

                                                        WBZS-AM
                                       KDFC-FM          WZHF-AM                        BONNEVILLE        WFLN-FM
                                     HISTORICAL         KDFC-AM          WLUP-FM         OPTION        HISTORICAL
                                        1/1 -         HISTORICAL       HISTORICAL      HISTORICAL         1/1 -
                                       1/31(u)       1/1 - 8/13(v)    1/1 - 7/14(e)   1/1 - 10/1(i)      4/30(w)
                                    -------------   ---------------   -------------   -------------   -------------
Gross revenues....................      $(278)          $(1,091)         $(6,928)       $(31,429)        $(1,298)
Less: agency commissions..........         26                23              935           3,951             134
                                        -----           -------          -------        --------         -------
Net revenues......................       (252)           (1,068)          (5,993)        (27,478)         (1,164)
Operating expenses excluding
 depreciation and amortization....       (224)             (665)          (5,642)        (14,434)           (728)
Depreciation and amortization.....         --               (54)          (1,443)             --            (800)
Corporate general and
 administrative...................         --               (18)              --              --              --
Merger expense....................         --                --               --              --              --
Restructuring charge..............         --                --               --              --              --
Stock option compensation.........         --                --               --              --              --
Profit participation fee..........         --                --               --              --              --
                                        -----           -------          -------        --------         -------
Operating income (loss)...........        (28)             (331)           1,092         (13,044)            364
Interest expense..................         --                --               --              (1)             --
Interest income...................         --                --               --              10              --
Other (income) expense............         --                --               --              --              --
                                        -----           -------          -------        --------         -------
Income (loss) before income
 taxes............................        (28)             (331)           1,092         (13,053)            364
Income tax benefit................         --               (98)              --              --              --
                                        -----           -------          -------        --------         -------
Net income (loss).................        (28)             (233)           1,092         (13,053)            364
Preferred stock dividends.........         --                --               --              --              --
                                        -----           -------          -------        --------         -------
Income (loss) attributable to
 common stock.....................      $ (28)          $  (233)         $ 1,092        $(13,053)        $   364
                                        =====           =======          =======        ========         =======

                                     DISPOSITIONS
                                    ---------------
                                        WBAB-FM
                                        WBLI-FM
                                        WGBB-AM
                                        WHFM-FM        COMPLETED
                                      HISTORICAL      TRANSACTIONS
                                    1/1 - 12/31(x)     HISTORICAL
                                    ---------------   ------------
Gross revenues....................     $(12,794)        $765,850
Less: agency commissions..........        1,459          (72,725)
                                       --------         --------
Net revenues......................      (11,335)         693,125
Operating expenses excluding
 depreciation and amortization....       (8,048)         403,083
Depreciation and amortization.....           --           74,900
Corporate general and
 administrative...................           --           24,227
Merger expense....................           --            6,124
Restructuring charge..............           --           15,958
Stock option compensation.........           --            3,083
Profit participation fee..........           --            2,322
                                       --------         --------
Operating income (loss)...........       (3,287)         163,428
Interest expense..................           --           89,086
Interest income...................           --           (1,266)
Other (income) expense............           --           (1,599)
                                       --------         --------
Income (loss) before income
 taxes............................       (3,287)          77,207
Income tax benefit................           --           18,775
                                       --------         --------
Net income (loss).................       (3,287)          58,432
Preferred stock dividends.........           --           27,321
                                       --------         --------
Income (loss) attributable to
 common stock.....................     $ (3,287)          31,111
                                       ========         ========

                                                           ACQUISITIONS                                       DISPOSITIONS
                        -----------------------------------------------------------------------------------   ------------
                                                     MARTIN AS                                                  WBAB-FM
                                                   ADJUSTED FOR                                                 WBLI-FM
                                                     COMPLETED      PRIMEDIA       WHITECO      CLEVELAND       WGBB-AM
                          KODA-FM     WWDC-FM/AM      MARTIN       ACQUISITION   ACQUISITION   ACQUISITIONS     WHFM-FM
  NINE MONTHS ENDED     HISTORICAL    HISTORICAL   TRANSACTIONS    HISTORICAL    HISTORICAL     HISTORICAL     HISTORICAL
  SEPTEMBER 30, 1998    1/1-5/29(j)   1/1-6/1(k)    1/1-7/31(l)    1/1-9/30(m)   1/1-9/30(n)   1/1-9/30(o)    1/1-5/29(x)
----------------------  -----------   ----------   -------------   -----------   -----------   ------------   ------------
Gross revenues........    $ 9,132       $4,273        $54,186        $11,749      $103,694       $27,008        $(5,063)
Less: agency
  commissions.........     (1,250)        (528)        (5,768)        (3,070)       (7,191)       (3,539)           514
                          -------       ------        -------        -------      --------       -------        -------
Net revenues..........      7,882        3,745         48,418          8,679        96,503        23,469         (4,549)
Operating expenses
  excluding
  depreciation and
  amortization........      2,771        2,158         23,171          4,954        49,625        12,696         (3,331)
Depreciation and
  amortization........        841           45         15,083          2,158         8,760           174             --
Corporate general and
  administrative......         --           --          1,035            317         5,193            --             --
Profit participation
  fee.................         --           --             --             --         1,756            --             --
                          -------       ------        -------        -------      --------       -------        -------
Operating income
  (loss)..............      4,270        1,542          9,129          1,250        31,169        10,599         (1,218)
Interest expense......         --           62         11,057          1,679            98           156             --
Interest income.......         --          (18)          (261)            --           (32)          (46)            --
Other expense
  (income)............         --          (49)         5,461             23          (820)          873             --
                          -------       ------        -------        -------      --------       -------        -------
Net income (loss).....    $ 4,270       $1,547        $(7,128)       $  (452)     $ 31,923       $ 9,616        $(1,218)
                          =======       ======        =======        =======      ========       =======        =======


                         COMPLETED
  NINE MONTHS ENDED     TRANSACTIONS
  SEPTEMBER 30, 1998     HISTORICAL
----------------------  ------------
Gross revenues........    $204,979
Less: agency
  commissions.........     (20,832)
                          --------
Net revenues..........     184,147
Operating expenses
  excluding
  depreciation and
  amortization........      92,044
Depreciation and
  amortization........      27,061
Corporate general and
  administrative......       6,545
Profit participation
  fee.................       1,756
                          --------
Operating income
  (loss)..............      56,741
Interest expense......      13,052
Interest income.......        (357)
Other expense
  (income)............       5,488
                          --------
Net income (loss).....    $ 38,558
                          ========

---------------

(a) On May 1, 1997, the Company acquired, in the Beasley Acquisition, WDAS-FM/AM in Philadelphia for $103,000 in cash.

(b) On May 15, 1997, the Company exchanged, in the EZ Exchange, 5 of its 6 stations in the Charlotte market (WPEG-FM, WBAV-FM/AM, WRFX-FM and WFNZ-AM) for WUSL-FM and WIOQ-FM in Philadelphia.

(c) On July 2, 1997, the Company acquired, in the Evergreen Viacom Acquisition, WLTW-FM and WAXQ-FM in New York and WMZQ-FM, WJZW-FM, WZHF-AM, and WBZS-AM in Washington, D.C. for approximately $612,388 in cash including various other direct acquisition costs. The Evergreen Viacom Acquisition was financed with (i) bank borrowings under the Senior Credit Facility (as defined) of $552,559; (ii) $53,750 in escrow funds paid by the Company on February 19, 1997 and (iii) $6,079 financed through working capital. In June 1997, Chancellor Media issued 5,990,000 shares of $3.00 Convertible Exchangeable Preferred Stock (the "$3.00 Convertible Preferred Stock") for net proceeds of approximately $287,800 which were contributed to the Company by Evergreen and used to repay borrowings under the Senior Credit Facility and subsequently were reborrowed on July 2, 1997 as part of the financing of the Evergreen Viacom Acquisition. On July 7, 1997, the Company sold WJZW-FM in Washington, D.C. to affiliates of Capital Cities/ABC Radio for $68,000 in cash. The assets of WJZW-FM, as well as the assets of WZHF-AM and WBZS-AM, which were sold on August 13, 1997, were accounted for as assets held for sale in connection with the purchase price allocation of the Viacom Acquisition and no gain or loss was recognized by the Company upon consummation of the sales (see 4(s) and 4(v)).

(d) On September 5, 1997, pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of February 19, 1997 and amended and restated on July 31, 1997 (the "Chancellor Merger Agreement"), among Chancellor Broadcasting Company ("Chancellor"), CRBC, Evergreen Media Corporation ("Evergreen"), Evergreen Mezzanine Holdings Corporation ("EMHC") and Evergreen Media Corporation of Los Angeles ("EMCLA"), (i) Chancellor was merged with and into EMHC, a direct, wholly-owned subsidiary of Evergreen, with EMHC remaining as the surviving corporation and (ii) CRBC was merged with and into EMCLA, a direct, wholly-owned subsidiary of EMHC, with EMCLA remaining as the surviving corporation (collectively, the "Chancellor Merger"). Upon consummation of the Chancellor Merger, Evergreen was renamed Chancellor Media Corporation, EMHC was renamed Chancellor Mezzanine Holdings Corporation ("CMHC") and the Company was renamed Chancellor Media Corporation of Los Angeles ("CMCLA"). Consummation of the Chancellor Merger added 52 radio stations (36 FM and 16 AM) to the Company's portfolio of stations, including 13 stations in markets in which the Company previously operated. The total purchase price allocated to net assets acquired was approximately $1,998,383 which included (i) the conversion of each outstanding share of Chancellor Common Stock into 0.9091 shares of Chancellor Media Common Stock, resulting in the issuance of 34,617,460 shares of Chancellor Media Common Stock at $15.50 per share, (ii) the assumption of long-term debt of CRBC of $949,000 which included $549,000 of borrowings outstanding under the CRBC senior credit facility, $200,000 of CRBC's 9 3/8% Senior Subordinated Notes due 2004 and $200,000 of CRBC's
     8 3/4% Senior Subordinated Notes due 2007, (iii) the issuance of 2,117,629 shares of the Company's 12% Exchangeable Preferred Stock (the "12% Preferred Stock") in exchange for CRBC's substantially identical securities with a fair value of $215,570 including accrued and unpaid dividends of $3,807, (iv) the issuance of 1,000,000 shares of the Company's 12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock (the "12 1/4% Preferred Stock") in exchange for CRBC's substantially identical securities with a fair value of $120,217 including accrued and unpaid dividends of $772, (v) the issuance of 2,200,000 shares of Chancellor Media's 7% Convertible Preferred Stock (the "7% Convertible Preferred Stock") in exchange for Chancellor's substantially identical securities with a fair value of $111,048 including accrued and unpaid dividends of $1,048, (vi) the assumption of stock options issued to Chancellor stock option holders with a fair value of $34,977 and (vii) estimated acquisition costs of $31,000.

     CRBC's historical condensed combined statement of operations for the year ended December 31, 1997 and pro forma adjustments related to the transactions completed by CRBC prior to the Chancellor Merger (the "Completed Chancellor Transactions") is summarized below:

                                                         ACQUISITIONS          DISPOSITIONS
                                                   -------------------------   -------------    PRO FORMA
                                                                 CHANCELLOR                    ADJUSTMENTS       CRBC AS
                                                                   VIACOM                        FOR THE       ADJUSTED FOR
                                         CRBC        COLFAX      ACQUISITION      WDRQ-FM       COMPLETED       COMPLETED
                                      HISTORICAL   HISTORICAL    HISTORICAL     HISTORICAL      CHANCELLOR      CHANCELLOR
    YEAR ENDED DECEMBER 31, 1997       1/1-9/5     1/1-1/23(i)   1/1-7/2(ii)   1/1-8/11(iii)   TRANSACTIONS    TRANSACTIONS
    ----------------------------      ----------   -----------   -----------   -------------   ------------    ------------
Gross revenues......................   $215,018      $3,183        $29,214        $(2,395)       $ (3,539)(iv)   $241,481
Less: agency commissions............    (26,575)       (384)        (4,046)           251              --         (30,754)
                                       --------      ------        -------        -------        --------        --------
Net revenues........................    188,443       2,799         25,168         (2,144)         (3,539)        210,727
Operating expenses excluding
  depreciation and amortization.....    110,548       1,872         13,326         (1,986)         (4,432)(iv)    119,328
Depreciation and amortization.......     23,919          --          2,370           (186)          4,484(v)       30,505
                                                                                                      (82)(vi)
Corporate general and
  administrative....................      7,102          --            520            (42)             --           7,580
Merger expense......................      6,124          --             --             --              --           6,124
Stock option compensation...........      3,083          --             --             --              --           3,083
                                       --------      ------        -------        -------        --------        --------
Operating income (loss).............     37,667         927          8,952             70          (3,509)         44,107
Interest expense....................     37,978          --          3,178             --           8,656(vii)     49,812
Interest income.....................       (218)         --             --             --              --            (218)
Other income........................       (584)         --             --             --              --            (584)
                                       --------      ------        -------        -------        --------        --------
Income (loss) before income taxes...        491         927          5,774             70         (12,165)         (4,903)
Income tax expense (benefit)........      2,196          --          1,558             18          (2,592)(viii)    1,180
                                       --------      ------        -------        -------        --------        --------
Net income (loss)...................     (1,705)        927          4,216             52          (9,573)         (6,083)
Preferred stock dividends...........     25,817          --             --             --           1,504(ix)      27,321
                                       --------      ------        -------        -------        --------        --------
Income (loss) attributable to common
  stock.............................   $(27,522)     $  927        $ 4,216        $    52        $(11,077)       $(33,404)
                                       ========      ======        =======        =======        ========        ========

---------------

(i) On January 23, 1997, CRBC acquired, in the Colfax Acquisition, Colfax Communications, a radio broadcasting company, with 12 radio stations (8 FM and 4 AM) located in 4 markets (Minneapolis-St. Paul, Phoenix, Washington, D.C. and Milwaukee markets). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $383,700. The Colfax Acquisition was financed through (i) a private placement by CRBC of $200,000 of 12% Exchangeable Preferred Stock for net proceeds of $191,817; (ii) a private placement by Chancellor of $110,000 of 7% Convertible Preferred Stock for net proceeds of $105,546; (iii) additional bank borrowings under CRBC's previous senior credit agreement of $65,937 and (iv) $20,400 in escrow funds. On March 31, 1997, CRBC sold WMIL-FM and WOKY-AM in Milwaukee for $41,253 in cash. The assets of WMIL-FM and WOKY-AM are classified as assets held for sale in connection with the purchase price allocation of the Colfax Acquisition. Accordingly, WMIL-FM and WOKY-AM net income of approximately $41 for the period January 23, 1997 through March 31, 1997 has been excluded from the Colfax historical condensed statement of operations for the year ended December 31, 1997.

(ii) On July 2, 1997, CRBC acquired, in the Chancellor Viacom Acquisition, KIBB-FM and KYSR-FM in Los Angeles, WLIT-FM in Chicago and WDRQ-FM in Detroit for approximately $500,789 in cash including various other direct acquisition costs. The Chancellor Viacom Acquisition was financed with (i) bank borrowings of $273,159 under CRBC's restated senior credit agreement, dated July 2, 1997 (the "CRBC Restated Credit Agreement"); (ii) borrowings under an interim loan of Chancellor (the "Chancellor Broadcasting/Viacom Interim Financing") of $168,300 which were contributed to CRBC by Chancellor; (iii) escrow funds of $53,750 paid by CRBC on February 19, 1997 and (iv) $5,580 financed through working capital. The assets of WDRQ-FM in Detroit are classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition (see (iii) below).

(iii)On August 11, 1997, CRBC sold, in the ABC/Detroit Disposition, WDRQ-FM in Detroit for $37,000 in cash. The assets of WDRQ-FM were classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition (see 4(d)(ii)). Accordingly, WDRQ-FM net income for the period July 2, 1997 to August 11, 1997 has been excluded from CRBC's historical condensed statement of operations.

(iv) Reflects the elimination of time brokerage agreement fees received and paid by CRBC as follows:

         YEAR ENDED DECEMBER 31, 1997            MARKET         PERIOD    REVENUE   EXPENSE
         ----------------------------            ------         ------    -------   -------
   WWWW-FM/WDFN-AM(1)......................  Detroit           1/1-1/31   $  (235)  $   (16)
   WOMX-FM, WXXL-FM, WJHM-FM(2)............  Orlando           1/1-2/13        --      (911)
   WEAT-FM/AM, WOLL-FM(2)..................  West Palm Beach   1/1-3/28      (593)     (304)
   WAPE-FM, WFYV-FM(3).....................  Jacksonville      1/1-9/5     (2,711)     (490)
   WBAB-FM, WBLI-FM, WGBB-AM, WHFM-FM(3)...  Long Island       1/1-9/5         --    (2,711)
                                                                          -------   -------
        Total adjustment for decrease in
          gross revenues and expenses......                               $(3,539)  $(4,432)
                                                                          =======   =======

---------------

      (1)On January 31, 1997, CRBC sold WWWW-FM and WDFN-AM in Detroit to the Company for $30,000 in cash. Prior to the completion of the sale, CRBC had entered into a joint sales agreement effective February 14, 1996 and a time brokerage agreement effective April 1, 1996 to sell substantially all of the broadcast time of WWWW-FM and WDFN-AM to the Company pending the completion of the sale.

      (2)On February 13, 1997, CRBC acquired, in the Omni Acquisition, substantially all of the assets and assumed certain liabilities of the OmniAmerica Group including WOMX-FM, WXXL-FM and WJHM-FM in Orlando, WEAT-FM/AM and WOLL-FM in West Palm Beach, Florida and WAPE-FM AND WFYV-FM in Jacksonville. The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $181,046. Prior to the consummation of the Omni Acquisition, CRBC had entered into an agreement to operate the stations under a time brokerage agreement effective July 1, 1996. Additionally, prior to the consummation of CRBC's exchange of WEAT-FM/AM and WOLL-FM in West Palm Beach for KSTE-FM in Sacramento and $33,000 in cash on March 28, 1997, CRBC entered into time brokerage agreements to sell substantially all of the broadcast time of WEAT-FM/AM and WOLL-FM in West Palm Beach and WAPE-FM and WFYV-FM in Jacksonville effective July 1, 1996.

      (3)On July 1, 1996, CRBC entered into an agreement to exchange, in the SFX Exchange, WAPE-FM and WFYV-FM in Jacksonville, Florida, and $11,000 in cash to SFX for WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM in Long Island. CRBC entered into time brokerage agreements to operate WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM effective July 1, 1996 and entered into time brokerage agreements to sell substantially all of the broadcast time of WAPE-FM and WFYV-FM effective July 1, 1996. On November 6, 1997, the DOJ filed suit against the Company seeking to enjoin under the HSR Act the acquisition of the four Long Island properties under the SFX Exchange. On March 30, 1998, the Company and SFX entered into a Consent Decree under which the Company and SFX agreed that the SFX Exchange would not be consummated and that the time brokerage agreements under which the Company operated the Long Island properties would be terminated as soon as possible but no later than August 1, 1998. On May 29, 1998, the Company's time brokerage agreements regarding the Long Island properties were terminated as part of the Capstar Transaction (as defined). Furthermore, on May 29, 1998, the Company exchanged WAPE-FM and WFYV-FM in Jacksonville plus $90,250 in cash to Capstar in return for KODA-FM in Houston.

(v) Reflects incremental amortization related to the Completed Chancellor Transactions and is based on the following allocation to intangible assets:

              COMPLETED CHANCELLOR             INCREMENTAL                                  HISTORICAL    ADJUSTMENT
                  TRANSACTIONS                 AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
          YEAR ENDED DECEMBER 31, 1997            PERIOD      ASSETS, NET    EXPENSE(1)      EXPENSE       INCREASE
          ----------------------------         ------------   -----------   ------------   ------------   ----------
   Omni......................................  1/1-2/13        $171,837        $  525         $   --        $  525
   Colfax....................................  1/1-1/23         317,894           508             --           508
   KSTE-FM...................................  1/1-3/28         (32,475)         (198)            --          (198)
   Chancellor Viacom Acquisition.............  1/1-7/2          451,690         5,709          2,060         3,649
                                                               --------        ------         ------        ------
           Total.............................                  $908,946        $6,544         $2,060        $4,484
                                                               ========        ======         ======        ======

---------------

     (1) Intangible assets consisting of broadcast licenses, goodwill and advertising contracts were amortized on a straight-line basis over lives ranging from two to 40 years by CRBC. In connection with purchase accounting for the Chancellor Merger, intangible assets are amortized over an estimated average life of 15 years in accordance with the Company's accounting policies and procedures.

     Historical depreciation expense of the Completed Chancellor Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(vi) Reflects the elimination of disposed stations' historical depreciation and amortization expense of $82 for the year ended December 31, 1997 (WWWW-FM/WDFN-AM for the period of January 1, 1997 to January 31, 1997) recognized by CRBC during the time brokerage agreement holding period.

(vii)Reflects the adjustment to interest expense in connection with the consummation of the Completed Chancellor Transactions, the issuance by CRBC of its 12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock, the refinancing of CRBC's previous senior credit agreement on January 23, 1997 and the offering on June 24, 1997 by CRBC of $200.0 million aggregate principal amount of its 8 3/4% Senior Notes due 2007 (the "8 3/4% Notes"):

                                                                  YEAR ENDED
                                                               DECEMBER 31, 1997
                                                               -----------------
Additional bank borrowings related to:
  Completed Chancellor Acquisitions.........................       $558,892
  Completed Chancellor Dispositions.........................       (104,253)
  New Loan Fees.............................................          6,873
                                                                   --------
Total additional bank borrowings............................       $461,512
                                                                   ========
Interest expense on additional bank borrowings at 7.5%......       $ 11,376
Less: historical interest expense of the stations acquired
  in the Completed Chancellor Transactions..................         (3,178)
                                                                   --------
Net increase in interest expense............................          8,198
Reduction in interest expense on bank debt related to the
  application of net proceeds of the following at 7.5%:
  CRBC 8 3/4% Notes proceeds of $194,083 for the period
  January 1, 1997 to June 24, 1997..........................         (7,036)
Reduction in interest expense resulting from the redemption
  of CRBC's 12.5% Senior Subordinated Notes of $60,000 on
  June 5, 1997..............................................         (3,229)
Interest expense on $70,133 additional bank borrowings at
  7.5% related to the redemption of CRBC's 12.5% Senior
  Subordinated Notes on June 5, 1997........................          2,265
Interest expense on $200,000 8 3/4% Notes issued June 24,
  1997......................................................          8,458
                                                                   --------
Total adjustment for net increase in interest expense.......       $  8,656
                                                                   ========

(viii) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

(ix) Reflects incremental dividends and accretion of $1,504 on the 12% Exchangeable Preferred Stock for the period January 1, 1997 to January 23, 1997.

(e) On July 14, 1997, the Company completed the disposition of WLUP-FM in Chicago to Bonneville for net proceeds of $80,000 which were held by a qualified intermediary pending the completion of the deferred exchange of WLUP-FM for KZPS-FM and KDGE-FM in Dallas. On October 7, 1997, the Company applied the net proceeds from the disposition of WLUP-FM of $80,000 in cash, plus an additional $3,500 and various other direct acquisition costs, in a deferred exchange of WLUP-FM for KZPS-FM and KDGE-FM in Dallas. The exchange was accounted for as a like-kind exchange and no gain or loss was recognized upon consummation of the transaction. The Company had previously operated KZPS-FM and KDGE-FM under time brokerage agreements effective August 1, 1997.

(f) On October 28, 1997, the Company and Chancellor Media acquired Katz Media Group, Inc. ("KMG"), a full-service media representation firm, in a tender offer transaction for a total purchase price of approximately $379,101 (the "Katz Acquisition") which included (i) the conversion of each outstanding share of KMG Common Stock into the right to receive $11.00 in cash, resulting in total cash payments of $149,601, (ii) the assumption of long-term debt of KMG and its subsidiaries of $222,000 which included $122,000 of borrowings outstanding under the KMG senior credit facility and $100,000 of the 10 1/2% Notes and (iii) estimated acquisition costs of $7,500.

(g) On December 29, 1997, the Company acquired, in the Gannett Acquisition, 5 radio stations in 3 major markets from P&S, including WGCI-FM/AM in Chicago, KHKS-FM in Dallas, and KKBQ-FM/AM in Houston for $340,000 in cash.

(h) On January 30, 1998, the Company acquired, in the Denver Acquisition, KXPK-FM in Denver from Ever Green Wireless LLC for $26,000 in cash (including $1,650 paid by Chancellor in escrow). The

     Company had previously been operating KXPK-FM under a time brokerage agreement since September 1, 1997.

(i) On April 3, 1998, the Company exchanged WTOP-FM in Washington, KZLA-FM in Los Angeles and WGMS-FM in Washington plus $57,000 in cash for Bonneville's stations WBIX-FM in New York, KLDE-FM in Houston and KBIG-FM in Los Angeles (the "Bonneville Option"). The Company had previously paid $3,000 in cash to Bonneville on August 6, 1997. The Company had previously entered into time brokerage agreements to operate KLDE-FM and KBIG-FM effective October 1, 1997 and WBIX-FM effective October 10, 1997 and had entered into time brokerage agreements to sell substantially all of the broadcast time of WTOP-AM, KZLA-FM and WGMS-FM effective October 1, 1997.

(j) On February 20, 1998, the Company entered into an agreement to acquire from Capstar Broadcasting Corporation (together with its subsidiaries, "Capstar") KTXQ-FM and KBFB-FM in Dallas/ Ft. Worth, KODA-FM, KKRW-FM and KQUE-AM in Houston, KPLN-FM and KYXY-FM in San Diego and WVTY-FM, WJJJ-FM, WXDX-FM and WDVE-FM in Pittsburgh (collectively, the "Capstar/SFX Stations") for an aggregate purchase price of approximately $637,500 in a series of purchases and exchanges over a period of three years (the "Capstar/SFX Transaction"). The Capstar/ SFX Stations were acquired by Capstar as part of Capstar's acquisition of SFX on May 29, 1998. On May 29, 1998, as part of the Capstar/SFX Transaction, the Company exchanged WAPE-FM and WFYV-FM in Jacksonville (valued for purposes of the Capstar/SFX Transaction at $53,000) plus $90,250 in cash to Capstar in return for KODA-FM in Houston (the "Houston Exchange"). CRBC entered into a time brokerage agreement to sell substantially all of the broadcast time of WAPE-FM and WFYV-FM effective July 1, 1996 (see 4 (d) (iv) (3)). Therefore, the results of operations of WAPE-FM and WFYV-FM are not included in the Company's historical condensed statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998.

(k) On June 1, 1998, the Company acquired WWDC-FM/AM in Washington, D.C. from Capitol Broadcasting Company and its affiliates for $74,062 in cash (including $2,062 for the purchase of the stations' accounts receivable) plus various other direct acquisition costs, of which $4,000 was previously paid by the Company as escrow funds.

(l) On July 31, 1998, the Company acquired Martin Media and certain affiliated companies ("Martin"), an outdoor advertising company with over 14,500 billboards and outdoor displays in 12 states serving 23 markets, for $591,674 in cash plus working capital of $19,443 subject to certain adjustments and direct acquisition costs of approximately $10,000.

     Martin's historical condensed combined statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 and pro forma adjustments related to the significant transactions completed by Martin prior to the Martin Acquisition (the "Completed Martin Transactions") are summarized below. The pro forma adjustments for the Martin Acquisition do not reflect certain acquisitions of assets by Martin with an aggregate purchase price of approximately $17,000 which, in the opinion of the Company's management is not material to such pro forma presentations either individually or in the aggregate.


                                                                                   LAS VEGAS         NEWMAN
                                      MARTIN          KUNZ          CONNELL         OUTDOOR          OUTDOOR          POA
                                    ACQUISITION   ACQUISITION     ACQUISITION     ACQUISITION      ACQUISITION    ACQUISITION
                                    HISTORICAL     HISTORICAL     HISTORICAL       HISTORICAL      HISTORICAL      HISTORICAL
   YEAR ENDED DECEMBER 31, 1997      1/1-12/31    1/1-7/31(i)    1/1-12/23(ii)   1/1-12/31(iii)   1/1-12/31(iv)   1/1-12/31(v)
   ----------------------------     -----------   ------------   -------------   --------------   -------------   ------------
Gross revenues....................    $70,044        $5,569         $3,459           $1,840          $2,400          $1,570
Less: agency commissions..........     (7,894)           --           (413)            (181)           (180)           (315)
                                      -------        ------         ------           ------          ------          ------
Net revenues......................     62,150         5,569          3,046            1,659           2,220           1,255
Operating expenses excluding
  depreciation and amortization...     31,196         2,318          1,553            1,353           1,628             788
Depreciation and amortization.....     12,084           281            518               30             279              --
Corporate general and
  administrative..................      2,334            80             91               --              --              --
                                      -------        ------         ------           ------          ------          ------
Operating income (loss)...........     16,536         2,890            884              276             313             467
Interest expense..................     10,507            --             --               --             243              --
Interest income...................       (293)           --             --               --              --              --
Other expense.....................      1,737            --             --               --              30              --
                                      -------        ------         ------           ------          ------          ------
Net income (loss).................    $ 4,585        $2,890         $  884           $  276          $   40          $  467
                                      =======        ======         ======           ======          ======          ======

                                      PRO FORMA
                                     ADJUSTMENTS        MARTIN AS
                                       FOR THE          ADJUSTED
                                      COMPLETED       FOR COMPLETED
                                       MARTIN            MARTIN
   YEAR ENDED DECEMBER 31, 1997     TRANSACTIONS      TRANSACTIONS
   ----------------------------     -------------     -------------
Gross revenues....................    $      --          $84,882
Less: agency commissions..........           --           (8,983)
                                      ---------          -------
Net revenues......................           --           75,899
Operating expenses excluding
  depreciation and amortization...           --           38,836
Depreciation and amortization.....       12,134(vi)       25,326
Corporate general and
  administrative..................       (1,425)(vii)      1,080
                                      ---------          -------
Operating income (loss)...........      (10,709)          10,657
Interest expense..................        6,263(viii)     17,013
Interest income...................           --             (293)
Other expense.....................           --            1,767
                                      ---------          -------
Net income (loss).................    $ (16,972)         $(7,830)
                                      =========          =======

                                                                             PRO FORMA        MARTIN AS
                                                                            ADJUSTMENTS        ADJUSTED
                                                  MARTIN          POA         FOR THE            FOR
                                                ACQUISITION   ACQUISITION    COMPLETED        COMPLETED
                                                HISTORICAL    HISTORICAL       MARTIN           MARTIN
     NINE MONTHS ENDED SEPTEMBER 30, 1998        1/1-7/31     1/1-7/9(v)    TRANSACTIONS     TRANSACTIONS
     ------------------------------------       -----------   -----------   ------------     ------------
Gross revenues................................    $53,285        $ 901        $    --          $54,186
Less: agency commissions......................     (5,612)        (156)            --           (5,768)
                                                  -------        -----        -------          -------
Net revenues..................................     47,673          745             --           48,418
Operating expenses excluding depreciation and
  amortization................................     22,671          500             --           23,171
Depreciation and amortization.................     14,694           88            301(vi)       15,083
Corporate general and administrative..........      3,030           --         (1,995)(vii)      1,035
                                                  -------        -----        -------          -------
Operating income..............................      7,278          157          1,694            9,129
Interest expense..............................     10,781            1            275(viii)     11,057
Interest income...............................       (261)          --             --             (261)
Other expense.................................      5,448           13             --            5,461
                                                  -------        -----        -------          -------
Net income(loss)..............................    $(8,690)       $ 143        $ 1,419          $(7,128)
                                                  =======        =====        =======          =======

---------------

(i) On July 31, 1997, Martin acquired approximately 500 display faces of the Kunz Outdoor Advertising division from Kunz & Company, an outdoor advertising company with approximately 1,500 billboards and outdoor displays in five markets, for $20,500 in cash plus various other direct acquisition costs.

(ii) On December 23, 1997, Martin acquired Connell Outdoor Advertising Co., an outdoor advertising company with 88 billboards and outdoor displays in the Las Vegas market, for $30,000 in cash plus various other direct acquisition costs.

(iii)On January 2, 1998, Martin acquired Las Vegas Outdoor Advertising, Inc., an outdoor advertising company with 90 billboards and outdoor displays in the Las Vegas market, for $16,800 in cash plus various other direct acquisition costs.

(iv) On January 2, 1998, Martin acquired Newman Outdoor of Texas, Inc., an outdoor advertising company with over 1,200 billboards and outdoor displays in three markets, for $12,500 in cash plus various other direct acquisition costs.

(v) On July 9, 1998, Martin acquired POA, an outdoor advertising company with over 1,240 billboards and outdoor displays in the Pittsburgh market, for $5,867 in cash plus various other direct acquisition costs.

(vi) Reflects incremental amortization related to the Completed Martin Transactions and is based on the following allocation to intangible assets:

                                   INCREMENTAL                                  HISTORICAL    ADJUSTMENT
                                   AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
YEAR ENDED DECEMBER 31, 1997          PERIOD      ASSETS, NET    EXPENSE(1)      EXPENSE       INCREASE
----------------------------       ------------   -----------   ------------   ------------   ----------
Kunz Acquisition.................   1/1-7/31        $17,260       $ 2,014          $ 42        $ 1,972
Connell Acquisition..............  1/1-12/23         25,650         5,030           373          4,657
Las Vegas Outdoor Acquisition....  1/1-12/31         14,408         2,882            --          2,882
Newman Acquisition...............  1/1-12/31         10,249         2,050            --          2,050
POA Acquisition..................  1/1-12/31          2,867           573            --            573
                                                    -------       -------          ----        -------
          Total..................                   $70,434       $12,549          $415        $12,134
                                                    =======       =======          ====        =======

                                      INCREMENTAL                                  HISTORICAL    ADJUSTMENT
                                      AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
NINE MONTHS ENDED SEPTEMBER 30, 1998     PERIOD      ASSETS, NET    EXPENSE(1)      EXPENSE       INCREASE
------------------------------------  ------------   -----------   ------------   ------------   ----------
POA Acquisition....................      1/1-7/9       $ 2,867         $301           $ --          $301
                                                       =======         ====           ====          ====

---------------

     (1) Intangible assets were amortized on a straight-line basis over an estimated average 5 year life by Martin.

     Historical depreciation expense of the Completed Martin Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(vii)On July 31, 1997, Martin paid $6,000 to Kunz & Company for an option to purchase approximately 1,000 display faces from its Kunz Outdoor Advertising division for $33,289 in cash plus various other direct acquisition costs. Martin began operating these 1,000 display faces under a management agreement effective July 31, 1997. Pursuant to the management agreement, Martin paid a management fee of $285 per month to Kunz & Company. Reflects the elimination of management fees paid by Martin to Kunz & Company of $1,425 for the year ended December 31, 1997 and $1,995 for the period January 1, 1998 through July 31, 1998.

(viii)
     Reflects the adjustment to interest expense in connection with the consummation of the Completed Martin Transactions:

                                                                             NINE MONTHS
                                                             YEAR ENDED         ENDED
                                                            DECEMBER 31,    SEPTEMBER 30,
                                                                1997            1998
                                                            -------------   -------------
Additional bank borrowings related to:
  Completed Martin Acquisitions...........................     $85,667         $35,167
                                                               -------         -------
Interest expense on additional bank borrowings at 8.5%....     $ 6,506         $   276
Less: historical interest expense of the companies
  acquired in the Completed Martin Transactions...........        (243)             (1)
                                                               -------         -------
Net increase in interest expense..........................     $ 6,263         $   275
                                                               =======         =======

(m) On October 23, 1998, the Company acquired Primedia Broadcast Group, Inc. and certain of its affiliates, which own and operate eight FM stations in Puerto Rico, for approximately $76,050 in cash less working capital deficit of $1,280 plus various other direct acquisition costs.

(n) On December 1, 1998, the Company acquired the assets of the Outdoor Advertising division of Whiteco Industries, Inc., an outdoor advertising company with over 22,000 billboards and outdoor displays in 34 states, for $930,000 in cash plus working capital of $24,221 subject to certain adjustments and various other direct acquisition costs of approximately $20,000.

(o) On January 28, 1999, the Company acquired Wincom Broadcasting Corporation which owns WQAL-FM in Cleveland. The Company began operating WQAL-FM under a time brokerage agreement effective October 1, 1998. On February 2, 1999, the Company acquired additional radio stations in Cleveland including (i) WDOK-FM and WRMR-AM from Independent Group Limited Partnership, (ii) WZAK-FM from Zapis Communications and (iii) Zebra Broadcasting Corporation which owns WZJM-FM and WJMO-AM. The six Cleveland stations were acquired for an aggregate purchase price of $275,000 in cash plus working capital of $4,132 subject to certain adjustments (the "Cleveland Acquisitions").

(p) On May 15, 1997, the Company sold, in the EZ Sale, WNKS-FM in Charlotte for $10,000 in cash.

(q) On May 30, 1997, the Company acquired, in the Century Acquisition, WPNT-FM in Chicago for $75,750 in cash (including $2,000 for the purchase of the station's accounts receivable) of which $5,500 was paid as escrow funds in July 1996. On June 19, 1997, the Company sold, in the Bonneville/WPNT Disposition, WPNT-FM in Chicago for $75,000 in cash and recognized a gain of $500.

(r) On June 3, 1997, the Company sold, in the Crawford Disposition, WEJM-FM in Chicago for $14,750 in cash. On August 26, 1997, the Company sold, in the Douglas Chicago Disposition, WEJM-AM in Chicago for $7,500 in cash.

(s) On July 7, 1997, the Company sold, in the ABC/Washington Disposition, WJZW-FM in Washington for $68,000 in cash. The assets of WJZW-FM were classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition (see 4(c)). Accordingly, WJZW-FM net income for the period July 2, 1997 to July 7, 1997 has been excluded from the Company's historical condensed statement of operations.

(t) On July 7, 1997, the Company sold, in the San Francisco Frequency Disposition, the San Francisco 107.7 MHz FM dial position and transmission facility and the call letters from CRBC's KSAN-FM in San Francisco for $44,000 in cash.

(u) On January 31, 1997, the Company acquired, in the KKSF/KDFC Acquisition, KKSF-FM and KDFC-FM/AM in San Francisco for $115,000 in cash. The Company had previously been operating KKSF-FM and KDFC-FM/AM under a time brokerage agreement since November 1, 1996. On July 21, 1997, the Company sold, in the Bonneville/KDFC Disposition, KDFC-FM in San Francisco for $50,000 in cash. The assets of KDFC-FM were classified as assets held for sale in connection with the purchase price allocation of the acquisition of KKSF-FM/KDFC-FM/AM. Accordingly, KDFC-FM net income of approximately $791 for the period February 1, 1997 through July 21, 1997 has been excluded from the Company's historical condensed statement of operations. Therefore, the KDFC-FM condensed statement of operations includes the results of operations for January 1, 1997 through January 31, 1997 (the time brokerage agreement holding period in 1997) for the year ended December 31, 1997.

(v) On August 13, 1997, the Company sold, in the Douglas AM Dispositions, WBZS-AM and WZHF-AM in Washington (acquired as part of the Evergreen Viacom Acquisition -- see 4(c)) and KDFC-AM in San Francisco for $18,000 in the form of a promissory note. The assets of WBZS-AM and WZHF-AM were classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition (see 4(c)). Accordingly, WBZS-AM and WZHF-AM net income for the period July 2, 1997 to August 13, 1997 has been excluded from the Company's historical condensed statement of operations.

(w) On April 13, 1998, the Company and Secret entered into a settlement agreement regarding WFLN-FM in Philadelphia. Previously in August 1996, the Company and Secret had entered into an agreement under which the Company would acquire WFLN-FM from Secret for $37,750 in cash. In April 1997, the Company entered into an agreement to sell WFLN-FM to Greater Media for $41,800 in cash. On July 16, 1997, Secret purported to terminate the sale of WFLN-FM to the Company. The Company subsequently brought suit against Secret to enforce its rights to acquire WFLN-FM. Pursuant to a court settlement entered in August 1997 and the settlement agreement between the Company and Secret entered on April 13, 1998, (i) Secret sold WFLN-FM directly to Greater Media for $37,750, (ii) Greater Media deposited $4,050 (the difference between the Company's proposed acquisition price for WFLN-FM from Secret and the Company's proposed sale price for WFLN-FM to Greater Media) with the court and (iii) the Company received $3,500 of such amount deposited by Greater Media with the court, plus interest earned during the period which the court held such amounts (the "WFLN Settlement"), and Secret received the balance of such amounts.

(x) CRBC began operating WBAB-FM, WBLI-FM, WGBB-AM and WHFM-FM in Long Island under a time brokerage agreement effective July 1, 1996 (see 4(d)(iv)(3)). On May 29, 1998, as part of the Capstar/SFX Transaction, the Company's time brokerage agreements regarding the Long Island properties were terminated. The results of operations of WBAB-FM, WBLI-FM, WGBB-AM and WHFM-FM in Long Island are included in CRBC's historical condensed statement of operations for January 1, 1997 through September 5, 1997 and in the Company's historical condensed statement of operations for September 6, 1997 through December 31, 1997. Additionally, the Company's historical condensed statement of operations for the nine months ended September 30, 1998 includes the results of operations of WBAB-FM, WBLI-FM, WGBB-AM and WHFM-FM in Long Island for January 1, 1998 through May 29, 1998.

(5) Reflects the elimination of intercompany transactions between the Company and Katz for the year ended December 31, 1997.

(6) Reflects the elimination of time brokerage agreement fees received by the Company as follows:

YEAR ENDED DECEMBER 31, 1997                        MARKET          PERIOD     REVENUE
----------------------------                        ------          ------     -------
KZLA-FM......................................  Los Angeles        10/1-12/31    $(567)
WTOP-AM......................................  Washington, D.C.   10/1-12/31     (276)
                                                                                -----
                                                                                $(843)
                                                                                =====

(7) Reflects incremental amortization related to the Completed Transactions and is based on the following allocation to intangible assets:

                                   INCREMENTAL                                  HISTORICAL    ADJUSTMENT
                                   AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
  YEAR ENDED DECEMBER 31, 1997      PERIOD(i)     ASSETS, NET    EXPENSE(i)      EXPENSE       INCREASE
  ----------------------------     ------------   -----------   ------------   ------------   ----------
WWWW-FM/WDFN-AM..................    1/1-1/31     $   26,590      $    148       $    --       $    148
KKSF-FM(ii)......................    1/1-1/31         58,698           326            --            326
WJLB-FM/WMXD-FM..................    1/1-3/31        165,559         2,759            --          2,759
WWRC-AM..........................     1/1-4/2         16,808           286            --            286
WDAS-FM/AM.......................    1/1-4/30         98,185         2,182           820          1,362
Evergreen Viacom
  Acquisition(iii)...............     1/1-7/2        515,654        17,379           793         16,586
Chancellor Merger(iv)............     1/1-9/5      2,178,137        98,823        23,638         75,185
Chicago/Dallas Exchange..........    1/1-10/7           (613)          (31)           --            (31)
Katz Acquisition(v)..............   1/1-10/28        354,058        10,267         7,616          2,651
Gannett Acquisition..............   1/1-12/29        334,892        22,264         1,228         21,036
Denver Acquisition...............   1/1-12/31         24,589         1,639           268          1,371
Bonneville Option................   1/1-12/31         62,504         4,167            --          4,167
KODA-FM..........................   1/1-12/31         93,294         6,220         1,441          4,779
WWDC-FM/AM.......................   1/1-12/31         64,338         4,289            --          4,289
Martin Acquisition(vi)...........   1/1-12/31        382,033        14,276        20,322         (6,046)
Primedia Acquisition.............   1/1-12/31         70,447         4,696         2,248          2,448
Kunz Option(vii).................   1/1-12/31         15,716           393            --            393
Whiteco Acquisition(vii).........   1/1-12/31        349,327         8,733         6,114          2,619
Cleveland Acquisitions...........   1/1-12/31        301,968        20,131           292         19,839
                                                  ----------      --------       -------       --------
         Total...................                 $5,112,184      $218,947       $64,780       $154,167
                                                  ==========      ========       =======       ========

                                      INCREMENTAL                                  HISTORICAL    ADJUSTMENT
                                      AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
NINE MONTHS ENDED SEPTEMBER 30, 1998   PERIOD(i)     ASSETS, NET    EXPENSE(i)      EXPENSE       INCREASE
------------------------------------  ------------   -----------   ------------   ------------   ----------
Denver Acquisition................      1/1-1/30     $   24,589      $   137        $    --       $   137
Bonneville Option.................       1/1-4/3         62,504        1,076             --         1,076
KODA-FM...........................      1/1-5/29         93,294        2,574            656         1,918
WWDC-FM/AM........................       1/1-6/1         64,338        1,799             --         1,799
Martin Acquisition(vi)............      1/1-7/31        382,033        8,328         12,009        (3,681)
Primedia Acquisition..............      1/1-9/30         70,447        3,522          1,620         1,902
Kunz Option(vii)..................      1/1-9/30         15,716          295             --           295
Whiteco Acquisition(vii)..........      1/1-9/30        349,327        6,550          4,666         1,884
Cleveland Acquisitions............      1/1-9/30        301,968       15,098             19        15,079
                                                     ----------      -------        -------       -------
         Total....................                   $1,364,216      $39,379        $18,970       $20,409
                                                     ==========      =======        =======       =======

(i) Intangible assets are amortized on a straight-line basis over an estimated average 15 year life (except for the Katz Acquisition, the Martin Acquisition, the Kunz Option and the Whiteco Acquisition -- see (v) and
     (vi) below). The incremental amortization period represents the period of the year that the acquisition was not completed. Actual amortization may differ based upon final purchase price allocations.

(ii) Intangible assets for KKSF-FM excludes (1) $50,000 of the purchase price allocated to KDFC-FM which has been classified as assets held for sale, (2) $1,500 to be reimbursed by the buyers of

     KDFC-FM for costs incurred in connection with relocating KKSF and (3) $4,802 of the purchase price allocated to KDFC-AM which was sold, in the Douglas AM Dispositions, on August 13, 1997.

(iii)Intangible assets for the Evergreen Viacom Acquisition of $515,654 excludes
     (1) $67,231 of the purchase price allocated to WJZW-FM which was sold in the ABC/Washington Disposition on July 7, 1997 and (2) $12,148 of the purchase price allocated to WZHF-AM and WBZS-AM which were sold in the Douglas AM Dispositions on August 13, 1997.

(iv) Intangible assets for the Chancellor Merger of $2,178,137 includes $293,548 resulting from the recognition of deferred tax liabilities.

(v) Intangible assets for the Katz Acquisition of $354,058 consist of goodwill of $249,058 and representation contract value of $105,000 with estimated average lives of 40 years and 17 years, respectively.

(vi) Intangible assets for the acquisition of Martin consist of goodwill and non-compete agreements of $355,033 and $27,000, respectively, with estimated average lives of 40 years and 5 years, respectively. The Martin goodwill of $355,033 includes $95,125 resulting from the recognition of deferred tax liabilities.

(vii)Intangible assets for the Kunz Option and the acquisition of Whiteco consist of goodwill of $15,716 and $349,327, respectively, with estimated average lives of 40 years.

(8) Historical depreciation expense of the Completed Transactions is assumed to approximate depreciation expense on a pro forma basis, except as noted below. Actual depreciation may differ based upon final purchase price allocation. The following adjustments reflect incremental depreciation related to the Completed Transactions and are based on the following allocation to property and equipment:

                                             INCREMENTAL    PROPERTY AND                   HISTORICAL    ADJUSTMENT
                                             DEPRECIATION    EQUIPMENT,    DEPRECIATION   DEPRECIATION    FOR NET
   YEAR ENDED DECEMBER 31, 1997               PERIOD(i)         NET         EXPENSE(i)      EXPENSE       INCREASE
   ----------------------------              ------------   ------------   ------------   ------------   ----------
   Martin Acquisition......................    1/1-12/31      $310,952       $20,730        $ 5,004       $15,726
   Kunz Option.............................    1/1-12/31        23,573         1,572             --         1,572
   Whiteco Acquisition.....................    1/1-12/31       598,509        39,901          5,411        34,490
                                                              --------       -------        -------       -------
           Total...........................                   $933,034       $62,203        $10,415       $51,788
                                                              ========       =======        =======       =======

                                             INCREMENTAL    PROPERTY AND                   HISTORICAL    ADJUSTMENT
                                             DEPRECIATION    EQUIPMENT,    DEPRECIATION   DEPRECIATION    FOR NET
   YEAR ENDED DECEMBER 31, 1997               PERIOD(i)         NET         EXPENSE(i)      EXPENSE       INCREASE
   ----------------------------              ------------   ------------   ------------   ------------   ----------
   Martin Acquisition......................     1/1-7/31      $310,952       $12,093        $ 3,074       $ 9,019
   Kunz Option.............................     1/1-9/30        23,573         1,179             --         1,179
   Whiteco Acquisition.....................     1/1-9/30       598,509        29,925          4,094        25,831
                                                              --------       -------        -------       -------
           Total...........................                   $933,034       $43,197        $ 7,168       $36,029
                                                              ========       =======        =======       =======

     --------------------

     (i) Property and equipment is depreciated on a straight-line basis over an estimated average 15 year life. The incremental depreciation period represents the period of the year that the acquisition was not completed.

(9) Reflects the elimination of management fees paid by the Company to Kunz & Company of $570 for the period August 1, 1998 through September 30, 1998 in connection with the Kunz Option.

(10) Reflects the elimination of merger expenses of $6,124 for the year ended December 31, 1997 incurred by CRBC in connection with the Chancellor Merger.

(11) Reflects the elimination of the profit participation fee paid by Whiteco to Metro Management Associates of $2,322 and $1,756 for the year ended December 31, 1997 and the nine months ended September 30, 1998, respectively.

(12) Reflects the adjustment to interest expense in connection with the consummation of the Completed Transactions, the amendment and restatement of the Company's senior credit agreement on April 25, 1997 (the "Senior Credit Facility"), Chancellor Media's $3.00 Convertible Preferred Stock Offering completed on June 16, 1997, the offering by the Company of the 8 1/8% Notes on December 22, 1997, Chancellor Media's 1998 Equity Offering completed on March 13, 1998, the repurchase of the Company's 12% Exchange Debentures on June 10, 1998, the repurchase of the Company's 12 1/4% Ex-change Debentures on August 19, 1998, the Company's offering of the 9% Notes on September 30, 1998 and the Company's offering of the 8% Senior Notes on November 17, 1998:

                                                                           NINE MONTHS
                                                            YEAR ENDED        ENDED
                                                           DECEMBER 31,   SEPTEMBER 30,
                                                               1997           1998
                                                           ------------   -------------
Additional bank borrowings related to:
  Completed Acquisitions.................................   $3,779,250      $2,252,191
  Completed Dispositions.................................     (349,250)             --
  Chancellor Merger(a)...................................      164,000              --
  Katz Acquisition(b)....................................      157,101              --
  New Loan Fees..........................................       10,473              --
                                                            ----------      ----------
Total additional bank borrowings.........................   $3,761,574      $2,252,191
                                                            ==========      ==========
Interest expense at 7.0%.................................   $  217,836      $  104,048
Less: historical interest expense related to completed
  station acquisitions and dispositions..................      (20,965)        (13,052)
                                                            ----------      ----------
Net increase in interest expense.........................      196,871          90,996
Reduction in interest expense on bank debt related to the
  application of net proceeds of the following at 7.0%:
  $3.00 Convertible Preferred Stock Offering proceeds
     contributed to the Company of $287,808 for the
     period January 1, 1997 to June 16, 1997.............       (9,290)             --
  8 1/8% Notes proceeds of $485,000 for the period
     January 1, 1997 to December 22, 1997 to December 22,
     1997................................................      (33,196)             --
  Chancellor Media's 1998 Equity Offering proceeds
     contributed to the Company and used to reduce bank
     borrowings by $673,000 for the year ended December
     31, 1997............................................      (47,110)         (9,553)
  9% Notes proceeds of $730,000 for the year ended
     December 31, 1997 and the nine months ended
     September 30, 1998..................................      (51,100)        (38,325)
  8% Notes proceeds of $730,000 for the year ended
     December 31, 1997 and the nine months ended
     September 30, 1998..................................      (51,100)        (38,325)
Interest expense on the Company's $500,000 8 1/8% Notes
  issued December 22, 1997...............................       39,722              --
Interest expense on borrowings to finance the repurchase
  of the Company's 12% Exchange Debentures on June 10,
  1998...................................................       18,200           8,089
Interest expense on borrowings to finance the repurchase
  of the Company's 12 1/4% Exchange Debentures on August
  19, 1998...............................................        9,949           6,329
Interest expense on the Company's $750,000 9% Notes
  issued September 30, 1998..............................       67,500          50,625
Interest expense on the Company's $750,000 8% Senior
  Notes issued November 17, 1998.........................       60,000          45,000
Reduction in interest expense related to the application
  of the 7.0% interest rate to the Company's bank debt
  prior to the refinancing of the Senior Credit Facility,
  to CRBC's bank debt prior to consummation of the
  Chancellor Merger and to KMG's bank debt prior to
  consummation of the Katz Acquisition...................      (24,386)        (11,692)
                                                            ----------      ----------
Total adjustment for net decrease in interest expense....   $  176,060      $  103,144
                                                            ==========      ==========

---------------

     (a) The Company incurred additional bank borrowings of $133,000 to distribute to CMHC to retire outstanding borrowings under the Chancellor Broadcasting/Viacom Interim Financing and $31,000 to finance estimated acquisition costs related to the Chancellor Merger.

     (b) The Company incurred additional bank borrowings of $149,601 to finance the payment of $11.00 in cash for each outstanding share of Katz Common Stock and $7,500 to finance estimated acquisition costs related to the Katz Acquisition.

(13) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

(14) Reflects the elimination of preferred stock dividends and accretion on the 12% Preferred Stock and the 12 1/4% Preferred Stock of $40,222 and $17,601 for the year ended December 31, 1997 and the nine months ended September 30, 1998, respectively, in connection with the exchange of the 12% Preferred Stock and 12 1/4% Preferred Stock into 12% Debentures and 12 1/4% Debentures, respectively, and the subsequent repurchase of all the 12% Debentures and 12 1/4% Debentures.

ADJUSTMENTS TO UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED TO THE PENDING TRANSACTIONS

(15) The detail of the historical financial data of the companies to be acquired in the Pending Transactions for the year ended December 31, 1997 and the nine months ended September 30, 1998 has been obtained from the historical financial statements of the respective companies and is summarized below:

                                                             ACQUISITIONS              DISPOSITIONS
                                                    -------------------------------   --------------
                                                     CAPSTAR/SFX        PHOENIX          CHICAGO
                                                     TRANSACTION      ACQUISITION      DISPOSITION       PENDING
                                                      HISTORICAL       HISTORICAL       HISTORICAL     TRANSACTIONS
           YEAR ENDED DECEMBER 31, 1997             1/1 - 12/31(a)   1/1 - 12/31(b)   1/1 - 12/31(c)    HISTORICAL
           ----------------------------             --------------   --------------   --------------   ------------
Gross revenues....................................     $60,701          $13,796          $(15,231)       $59,266
Less: agency commissions..........................      (7,657)          (1,656)            1,990         (7,323)
                                                       -------          -------          --------        -------
Net revenues......................................      53,044           12,140           (13,241)        51,943
Operating expenses excluding depreciation and
  amortization....................................      37,857            7,132           (16,248)        28,741
Depreciation and amortization.....................       7,564              184              (592)         7,156
Corporate general and administrative..............          --               --                --             --
                                                       -------          -------          --------        -------
Operating income..................................       7,623            4,824             3,599         16,046
Interest expense..................................          10               --                --             10
Interest income...................................          --               --                --             --
Other (income) expense............................          --               --                --             --
                                                       -------          -------          --------        -------
Income (loss) before income taxes.................       7,613            4,824             3,599         16,036
Income tax expense................................          --            1,750                --          1,750
                                                       -------          -------          --------        -------
Net income (loss).................................     $ 7,613          $ 3,074          $  3,599        $14,286
                                                       =======          =======          ========        =======

                                                                      ACQUISITIONS                    DISPOSITIONS
                                                      ---------------------------------------------   ------------
                                                       CAPSTAR/SFX       PHOENIX         CHICAGO
                                                       TRANSACTION     ACQUISITION     DISPOSITION      PENDING
                                                       HISTORICAL      HISTORICAL      HISTORICAL     TRANSACTIONS
        NINE MONTHS ENDED SEPTEMBER 30, 1998          1/1 - 5/29(a)   1/1 - 9/30(b)   1/1 - 8/20(c)    HISTORICAL
        ------------------------------------          -------------   -------------   -------------   ------------
Gross revenues......................................     $23,382         $10,310        $(10,931)       $22,761
Less: agency commissions............................      (2,866)         (1,117)          1,221         (2,762)
                                                         -------         -------        --------        -------
Net revenues........................................      20,516           9,193          (9,710)        19,999
Operating expenses excluding depreciation and
  amortization......................................      14,269           5,243         (13,026)         6,486
Depreciation and amortization.......................       3,101             146            (367)         2,880
                                                         -------         -------        --------        -------
Operating income (loss).............................       3,146           3,804           3,683         10,633
Interest expense....................................           4             275              --            279
Interest income.....................................           1              --              --              1
Other (income) expense..............................          --              --              --             --
                                                         -------         -------        --------        -------
Income (loss) before income taxes...................       3,141           3,529           3,683         10,353
Income tax expense..................................          --           1,271              --          1,271
                                                         -------         -------        --------        -------
Net income (loss)...................................     $ 3,141         $ 2,258        $  3,683        $ 9,082
                                                         =======         =======        ========        =======

---------------

(a) On February 20, 1998, the Company entered into an agreement to acquire from Capstar KTXQ-FM and KBFB-FM in Dallas/Ft. Worth, KODA-FM, KKRW-FM and KQUE-FM in Houston, KPLN-FM and KYXY-FM in San Diego and WDRV-FM, WJJJ-FM, WXDX-FM and WDVE-FM in Pittsburgh (collectively, the "Capstar/SFX Stations") for an aggregate purchase price of approximately $637,500 in a series of purchases and exchanges over a period of three years (the "Capstar/SFX Transaction"). The Capstar/SFX Stations were acquired by Capstar as part of Capstar's acquisition of SFX on May 29, 1998. On May 29, 1998, the Company completed the Houston Exchange (defined above) and began operating the remaining ten Capstar/SFX Stations under time brokerage agreements. The Company also provided a loan to Capstar in the principal amount of $150,000 (the "Capstar Loan") as part of the Capstar/SFX Transaction. A portion of the Capstar Loan will be prepaid in connection with the Company's acquisition of, and the proceeds of such prepayment would be used by the Company as a portion of the purchase price for, each Capstar/SFX Station. The Company is currently assessing whether the terms of the Capstar/SFX Transaction will be modified upon the consummation of the Capstar Merger by Chancellor Media. The purchase price for the remaining ten Capstar/SFX Stations will be approximately $494,250.

(b) On September 15, 1998, the Company entered into an agreement to acquire KKFR-FM and KFYI-AM in Phoenix from The Broadcast Group, Inc. for $90,000 in cash plus various other direct acquisition costs (the "Phoenix Acquisition"). The Company began operating KKFR-FM and KFYI-AM under a time brokerage agreement effective November 5, 1998.

(c) On August 20, 1998, the Company entered into an agreement to sell WMVP-AM in Chicago to ABC, Inc. for $21,000 in cash (the "Chicago Disposition"). The Company entered into a time brokerage agreement to sell substantially all of the broadcast time of WMVP-AM effective September 10, 1998.

(16) Reflects incremental amortization related to the assets acquired in the Pending Transactions and is based on the allocation of the total consideration as follows:

                                          INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
                                          AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
YEAR ENDED DECEMBER 31, 1997               PERIOD(i)        NET        EXPENSE(i)      EXPENSE       INCREASE
----------------------------              ------------   ----------   ------------   ------------   ----------
Capstar/SFX Transaction.................   1/1-12/31      $483,835      $32,256         $5,874       $26,382
Chicago Disposition.....................   1/1-12/31        (2,844)        (190)          (339)          149
Phoenix Acquisition.....................   1/1-12/31        88,212        5,881            103         5,778
                                                          --------      -------         ------       -------
        Total...........................                  $569,203      $37,947         $5,638       $32,309
                                                          ========      =======         ======       =======

                                         INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
                                         AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
NINE MONTHS ENDED SEPTEMBER 30, 1998      PERIOD(i)        NET        EXPENSE(i)      EXPENSE       INCREASE
------------------------------------     ------------   ----------   ------------   ------------   ----------
Capstar/SFX Transaction................    1/1-9/30      $483,835      $24,192         $3,627       $20,565
Chicago Disposition....................    1/1-9/30        (2,844)        (142)          (189)           47
Phoenix Acquisition....................    1/1-9/30        88,212        4,411             78         4,333
                                                         --------      -------         ------       -------
        Total..........................                  $569,203      $28,461         $3,516       $24,945
                                                         ========      =======         ======       =======

---------------

      (i)Intangible assets are amortized on a straight-line basis over an estimated average 15 year life. The incremental amortization period represents the period of the year that the company was not owned by the Company.

     Historical depreciation expense of the Pending Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(17) Reflects the adjustment to interest expense in connection with the consummation of the Pending Transactions:

                                                                           NINE MONTHS
                                                            YEAR ENDED        ENDED
                                                           DECEMBER 31,   SEPTEMBER 30,
                                                               1997           1998
                                                           ------------   -------------
Additional bank borrowings related to:
  Pending Acquisitions...................................    $434,250       $434,250
  Pending Dispositions...................................     (21,000)       (21,000)
                                                             --------       --------
  Total additional bank borrowings.......................    $413,250       $413,250
                                                             ========       ========
  Interest expense at 7.0%...............................    $ 28,928       $ 21,695
Less: historical interest expense related to completed
  station acquisitions and dispositions..................         (11)          (279)
                                                             --------       --------
Total adjustment for net increase in interest expense....    $ 28,917       $ 21,416
                                                             ========       ========

(18) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.